SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 14, 1999



                       NORTH COUNTRY FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)





            Michigan                    0-20167                  38-2062816
(State or other Jurisdiction      (Commission File No.)        (IRS Employer
     of incorporation)                                       Identification No.)

      130 South Cedar Street, Manistique, Michigan          49854
        (Address of Principal Executive Offices)          (Zip Code)

                                 (906) 341-8401
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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
Item 5.   Other Events.

     On May 14, 1999, North Country Capital Trust, a trust subsidiary of North Country Financial Corporation, completed a private placement of 12,450 capital securities with a liquidation preference of $1,000 per capital security. The proceeds of the offering were loaned to North Country Financial Corporation in exchange for subordinated debentures of North Country Financial Corporation with terms that are similar to the capital securities. Distributions on the capital securities are payable quarterly at a floating rate equal to LIBOR plus 2.50% of the liquidation preference and will be included in interest expense on the consolidated financial statements.

     The capital securities are subject to mandatory redemption at the liquidation preference amount, in whole or in part, upon repayment of the subordinated debentures at maturity or their earlier redemption. North Country Financial Corporation has the option to defer distributions on the subordinated debentures from time to time for a period not to exceed 20 consecutive quarters.


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
Item 7.   Exhibits.


c)   Exhibits.

          10.1 Purchase Terms Agreement dated as of May 7, 1999, by and between First Tennessee Capital Markets and North Country Capital Trust.

          10.2      Certificate of Trust of North Country Capital Trust.

          10.3      Capital Securities Certificate P-1 dated May 14, 1999.

          10.4      Capital Securities Certificate P-2 dated May 14, 1999.

          10.5 Junior Subordinated Debenture of North Country Financial Corporation dated May 14, 1999.

          10.6 Amended and Restated Trust Agreement dated as of May 14, 1999, by and among North Country Capital Trust, Wilmington Trust Company and the Administrative Trustees.

          10.7 Indenture Agreement dated as of May 14, 1999, by and among North Country Financial Corporation and Wilmington Trust Company.

          10.8 Guarantee Agreement dated as of May 14, 1999, by and among North Country Financial Corporation and Wilmington Trust Company.

          10.9      Expense  Agreement  dated as of May 14,  1999,  by and among
                    North  Country  Financial   Corporation  and  North  Country
                    Capital Trust.


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NORTH COUNTRY FINANCIAL CORPORATION


                                    By /s/ Sherry L. Littlejohn
                                         Sherry L. Littlejohn
                                         Executive Vice President


Date: June 21, 1999




::ODMA\PCDOCS\GRR\297387\1

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
                                  EXHIBIT INDEX

     10.1 Purchase Terms Agreement dated as of May 7, 1999, by and between First Tennessee Capital Markets and North Country Capital Trust.

     10.2      Certificate of Trust of North Country Capital Trust.

     10.3      Capital Securities Certificate P-1 dated May 14, 1999.

     10.4      Capital Securities Certificate P-2 dated May 14, 1999.

     10.5 Junior Subordinated Debenture of North Country Financial Corporation dated May 14, 1999.

     10.6 Amended and Restated Trust Agreement dated as of May 14, 1999, by and among North Country Capital Trust, Wilmington Trust Company and the Administrative Trustees.

     10.7 Indenture Agreement dated as of May 14, 1999, by and among North Country Financial Corporation and Wilmington Trust Company.

     10.8 Guarantee Agreement dated as of May 14, 1999, by and among North Country Financial Corporation and Wilmington Trust Company.

     10.9 Expense Agreement dated as of May 14, 1999, by and among North Country Financial Corporation and North Country Capital Trust.

EXHIBIT 10.1
                           NORTH COUNTRY CAPITAL TRUST

                   MINIMUM OFFERING: 10,000 Capital Securities
                   MAXIMUM OFFERING: 15,000 Capital Securities

                        Floating Rate Capital Securities
               (Liquidation Amount $1,000.00 per Capital Security)


                            PURCHASE TERMS AGREEMENT

                              --------------------

                                                                     May 7, 1999



First Tennessee Capital Markets
845 Crossover Lane, Suite 150
Memphis, Tennessee  38117

Ladies and Gentlemen:

     North Country Financial Corporation, a Michigan corporation (the "Company"), and its financing subsidiary, North Country Capital Trust, a Delaware business trust (the "Trust," and hereinafter together with the Company, the "Offerors"), hereby confirm their agreement with you as placement agent (the "Placement Agent"), as follows:

SECTION 1         ISSUANCE OF CAPITAL SECURITIES

     1.1. Introduction. The Offerors propose to issue and sell at the Closing (as defined in Section 2.4.1 hereof) a minimum of 10,000 (the "Minimum Amount") and a maximum of 15,000 (the "Maximum Amount") of the Trust's Floating Rate Capital Securities, with a liquidation amount of $1,000.00 per capital security (the "Capital Securities"), to the purchasers (collectively, the "Purchasers") listed on Exhibit A attached hereto, as it may be completed and/or updated from time to time between the date hereof and the Closing Date (as defined in Section
2.4.1 hereof) pursuant to the terms of Subscription Agreements entered into, or to be entered into on or prior to the Closing Date, between the Offerors and each such Purchaser (collectively, the "Subscription Agreements"), the form of which is attached hereto as Exhibit B. Unless otherwise defined herein, capitalized terms shall have the meanings ascribed thereto in the preliminary
Confidential Offering Memorandum of the Offerors dated April 27, 1999 (the "Preliminary Memorandum") and the final Confidential Offering Memorandum dated May 7, 1999 (the "Final Memorandum", together with the Preliminary Memorandum, the "Memorandum"). The term "Memorandum," as used herein, shall include all documents incorporated by reference, or deemed to be incorporated by reference, in the Memorandum.

     1.2. Operative Agreements. The Offerors propose that the Trust issue the Capital Securities pursuant to an Amended and Restated Trust Agreement among Wilmington Trust Company, as Property Trustee and Delaware Trustee, the Administrative Trustees named therein (collectively, the "Trustees"), and the Company, to be dated as of the Closing Date and in substantially the form heretofore delivered to the Placement Agent (the "Trust Agreement"). In connection with the issuance of the Capital Securities, the Company proposes (i) to issue its Floating Rate Junior Subordinated Debentures (the "Debentures") pursuant to an Indenture, to be dated as of the Closing Date, between the Company and Wilmington Trust Company, as Trustee (the "Indenture"), and (ii) to guarantee certain payments on the Capital Securities pursuant to a Guarantee Agreement, to be dated as of the Closing Date, between the Company and Wilmington Trust Company, as guarantee trustee (the "Guarantee"), to the extent described therein.

     1.3. Rights of Purchasers. The Capital Securities shall be offered and sold by the Trust directly to the Purchasers pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "Securities Act"). The Company agrees that the Placement Agent and the Purchasers shall be and hereby are entitled to the benefit of, and to rely upon, the provisions of this Agreement which is incorporated by reference into the Subscription Agreements. The Offerors and the Placement Agent have entered into this Agreement to set forth their understanding as to their relationship and their respective rights, duties and obligations.

     1.4. Legends. Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, each Capital Security shall contain a legend substantially similar to the legend set forth under the caption "Notice to Investors" in the Memorandum or as otherwise required pursuant to any of the documents described in Section 1.2 hereof or the Expense Agreement (as defined in Section 5.3(d) hereof) (collectively, the "Operative Documents").


SECTION 2      PLACEMENT AND SALE OF CAPITAL SECURITIES

     2.1. Exclusive Rights; Purchase Price. From the date hereof until the Closing Date (which date may be extended by mutual agreement of the Offerors and the Placement Agent), the Offerors hereby grant to the Placement Agent the exclusive right to solicit prospective purchasers of the Capital Securities at a purchase price of $1,000.00 per Capital Security and with a minimum purchase of $100,000.00.

     2.2. Duties of Purchasers. Each Purchaser shall be required to complete and execute a Subscription Agreement. Each Subscription Agreement shall be independent of any other Subscription Agreement, and the obligation of one Purchaser to purchase Capital Securities under a Subscription Agreement shall be independent of, and not conditioned upon, the fulfillment of the obligations of any other Purchaser under its Subscription Agreement. The Offerors shall have the right to reject subscriptions in their reasonable discretion and shall evidence their acceptance of a subscription by countersigning a copy of the Subscription Agreement and returning the same to the Placement Agent.

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
     2.3. Solicitation of Potential Purchasers. The Placement Agent shall solicit potential purchasers of the Capital Securities only from parties whom it has a reasonable basis to believe are either qualified institutional buyers ("QIBs"), as such term is defined under Rule 144A(a)(1) of the Securities Act, institutional accredited investors, as defined in Rule 501(a)(1), (2), (3) or
(7) under the Securities Act ("Institutional Accredited Investors") or individual accredited investors, as define in Rule 501(a)(5) or (6) under the Securities Act ("Individual Accredited Investors"). All solicitations by the Placement Agent on behalf of the Offerors shall be in compliance with applicable federal and state securities laws. The Placement Agent shall not make any representation with respect to the Offerors other than as set forth in the Memorandum. The Placement Agent shall furnish a certificate at Closing to the effect that it has complied with this Section 2.3. The Placement Agent may arrange for the solicitation of prospective purchasers by other persons; provided, however, that (i) any compensation shall be received by such person pursuant to Section 2.5, and (ii) each such person shall comply with the representations set forth in this Section 2.3 and shall furnish a certificate at the Closing to the effect that it has complied with this Section 2.3. The Placement Agent shall promptly deliver, or cause persons acting on its behalf to promptly deliver, a copy of the Memorandum to each Purchaser and prior to the Closing to deliver any subsequent supplements and exhibits thereto, if any.

     2.4. Closing and Delivery of Payment.

          2.4.1. Closing; Closing Date. The sale and purchase of the Capital Securities by the Offerors to the Purchasers shall take place at a closing (the "Closing") at the offices of the Placement Agent, at 10:00 a.m. (Eastern Time) on May 14, 1999, or such other business day as may be agreed upon by the Offerors and the Placement Agent (the "Closing Date"); provided, however, that in no event shall the Closing Date occur later than May 20, 1999 unless consented to by the Purchasers. Payments by the Purchasers shall be payable in the manner set forth in the Subscription Agreements and shall be made prior to or on the Closing Date.

          2.4.2. DTC Delivery. On the Closing Date, and on the payment of the purchase price, each Purchaser shall become an owner of a beneficial interest in the Capital Securities, corresponding to the number of purchased Capital Securities acquired by the Purchaser. The Capital Securities will be issued only in global book entry form and will be registered in the name of Cede & Co., as nominee for The Depository Trust Company, a limited purpose trust company organized under the laws of the state of New York.

          2.4.3. Transfer Agent. The Offerors shall deposit the certificates representing the Capital Securities with the Property Trustee or other appropriate party prior to the Closing Date.

          2.5. Placement Agent's Fees and Expenses.

          2.5.1. Placement Agent's Compensation. Because the proceeds from the sale of the Capital Securities shall be used to purchase the Debentures from the Company, the Company shall pay $30.00 to the Placement Agent for each Capital Security sold to a Purchaser.

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
          2.5.2. Costs and Expenses. Whether or not this Agreement is terminated or the sale of the Capital Securities is consummated, the Company hereby covenants and agrees that it shall pay or cause to be paid (directly or by reimbursement) all costs and expenses incident to the performance of the obligations of the Offerors under this Agreement, including the preparation, printing, delivery and shipping of the Memorandum and any amendments or supplements thereto, and the printing, delivery and shipping of this Agreement and the Operative Documents and the certificates for the Capital Securities; all fees, expenses and disbursements of the counsel and accountants for the Offerors; all fees and expenses incurred in connection with the qualification of the Capital Securities, Debentures and the Guarantee under the securities or blue sky laws of such jurisdictions as the Placement Agent may request, including all filing fees and fees and disbursements of counsel to the Offerors and the Placemen Agent in connection therewith, including, without limitation, in connection with the preparation of any Blue Sky Memoranda; the costs and charges of any trustee, transfer agent or registrar and the fees and disbursements of counsel to any trustee, transfer agent or registrar; all applicable fees and other expenses incurred in connection with the designation of the Capital Securities as securities eligible for trading in the Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") market; all applicable fees and other expenses incurred in connection with the book-entry registration of Capital Securities with DTC or another clearing agency; all expenses incident to the preparation, execution and delivery of the Trust Agreement, the Indenture, the Guarantee and the Expense Agreement; and all other costs and expenses incident to the performance of the obligations of the Company hereunder and under the Trust Agreement that are not otherwise specifically provided for in this Section 2.5.2; and the out-of-pocket expenses of the Placement Agent incurred in connection herewith or in contemplation of the performance of its obligations hereunder, including (without limitation) travel expenses, reasonable fees, expenses and disbursements of counsel and other out-of-pocket expenses incurred by the Placement Agent in connection with any discussion of the offering of the Capital Securities or the contents of the Memorandum, any investigation of the Offerors and the Subsidiaries, and any preparation for the marketing, purchase, sale or delivery of the Capital Securities, in each case following presentation of reasonably detailed invoices therefor; provided, however, that in no event shall the Offerors be required to reimburse the Placement Agent for out-of-pocket expenses (of the type described above) in excess of the Reimbursement Amount (as defined below in this Section 2.5.2.). The term "Reimbursement Amount," as used herein, shall mean the sum of "A" and "B," where "A" shall equal $40,000 and "B" shall equal the product of "X" multiplied by "Y," where "X" shall equal $60,000 and "Y" shall equal a fraction, the numerator of which shall equal the number of Capital Securities sold in the Offering in excess of 11,000 and the denominator of which shall equal 4,000.

          2.5.3. Allocation Between Placement Agent and other Persons. Any other persons arranging sales of Capital Securities in accordance with the terms of this Agreement shall receive such compensation as the Placement Agent may determine in its discretion from the proceeds payable to the Placement Agent pursuant to Section 2.5.1 above.

     2.6. Failure to Close. If any of the conditions to the Closing specified in this Agreement shall not have been fulfilled to the satisfaction of the Placement Agent or if the

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
Closing shall not have occurred on or before 10:00 a.m. (Eastern Time) on May 20, 1999, then each party hereto, notwithstanding anything to the contrary in this Agreement, shall be relieved of all further obligations under this Agreement without thereby waiving any rights it may have by reason of such nonfulfillment or failure; provided, however, that the obligations of the parties under Sections 2.5.2 and 9 hereof shall not be so relieved and shall continue in full force and effect.

SECTION 3      CLOSING CONDITIONS

     The obligations of each Purchaser and the Placement Agent on the Closing Date shall be subject to the accuracy, at and as of the Closing Date, of the representations and warranties of the Offerors contained in this Agreement, to the accuracy, at and as of the Closing Date, of the statements of the Offerors made in any certificates pursuant to this Agreement, to the performance by the Offerors of their respective obligations under this Agreement, to compliance, at and as of the Closing Date, by th Offerors with their respective agreements herein contained, and to the following further conditions:

     3.1. Opinions of Counsel. On the Closing Date, the Purchasers shall have received a favorable opinion, dated as of the Closing Date and addressed to the Purchasers and the Placement Agent, from (a) Varnum, Riddering, Schmidt & Howlett, LLP, counsel for the Offerors, as to the matters set forth on Exhibit C-1 attached hereto, and (b) Richards, Layton & Finger, special Delaware counsel to the Offerors, as to the matters set forth on Exhibit C-2 attached hereto (collectively, "Offerors' Counsel Opinions"). In rendering the Offerors' Counsel Opinions, counsel to the Offerors may rely as to factual matters upon certificates or other documents furnished by officers, directors and trustees of the Offerors (copies of which shall be delivered to the Placement Agent on behalf of itself and the Purchasers) and by government officials, and upon such other documents as counsel to the Offerors may deem appropriate as a basis for the Offerors' Counsel Opinion. Counsel to the Offerors may specify the jurisdictions in which they are admitted to practice and that they are not admitted to practice in any other jurisdiction and are not experts in the law of any other jurisdiction. To the extent that the Offerors' Counsel Opinions concern the laws of any other such jurisdiction, counsel to the Offerors may rely upon the opinion of other counsel (reasonably satisfactory to the Placement Agent) admitted to practice in such jurisdiction. Any such other opinion relied upon by counsel to the Offerors as aforesaid shall be addressed to the Purchasers and the Placement Agent.

     3.2. Officers' Certificate. At the Closing Date, the Purchasers and the Placement Agent shall have received certificates from the Chief Executive Officer and the Chief Financial Officer of the Company, dated as of the Closing Date, stating that (i) the representations and warranties of the Offerors set forth in Section 5 hereof are true and correct as of the Closing Date and that the Offerors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Date, (ii) since the respective dates as of which information is given in the Memorandum there has not been any material adverse change in the Offerors or any development which is reasonably likely to have any adverse effect on the business, operations, earnings, affairs, prospects or results of operations of the Offerors, (iii) since such dates the Offerors have not incurred any liability or obligation, direct or contingent, or

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
entered into any material transactions, other than in the ordinary course of business, which is material to the Offerors, (iv) they have carefully examined the Memorandum and nothing has come to their attention that would lead them to believe that the Memorandum or any amendment or supplement thereto as of their respective effective or issue dates, contained, and the Memorandum at such Closing Date, contains any untrue statement of a material fact, or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (v) covering such other matters as the Placement Agent may reasonably request.

     3.3. Trustees Certificate. At the Closing Date, the Purchasers shall have received a certificate of one or more Administrative Trustees of the Trust, dated as of the Closing Date, stating that (i) the representations and warranties of the Trust set forth in Section 5 hereof are true and correct as of the Closing Date and that the Trust has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date, and (ii) since the respective dates as of which information is given in the Memorandum, there has not been any material adverse change in the Trust, or any development which is reasonably likely to have an adverse effect on the business, operations, earnings, affairs, prospects, or results of operations of the Trust and the Trust has not incurred any liability or obligation, direct or contingent, or entered into any material transactions, other than those specifically permitted or contemplated by the Operative Documents.

     3.4. Accountants' Letter. On the date hereof and on the Closing Date, the Placement Agent shall have received a letter, dated as of the date hereof and as of the Closing Date, and addressed to the Placement Agent, from Wipfli Ullrich and Bertelson, the independent auditors of the Company, in a form and as to the matters set forth on Exhibit C-3 attached hereto.

     3.5. Purchase Permitted by Applicable Laws; Legal Investment. With respect to each Purchaser, the purchase of and payment for the Capital Securities (a) shall not be prohibited by any applicable law or governmental regulation, (b) shall not subject such Purchaser to any penalty or, in the reasonable judgment of such Purchaser, other onerous condition under or pursuant to any applicable law or governmental regulation, and (c) shall be permitted by the laws and regulations of the jurisdictions to which such Purchaser is subject. The failure by one Purchaser to comply with this Section 3.5 shall only prevent the purchase by such Purchaser, and shall not have any effect on the other Purchasers hereunder.

     3.6. Consents and Permits. The Company and the Trust shall have received all consents, permits and other authorizations, and made all such filings and declarations, as may be required from any person pursuant to any law, statute, regulation or rule (federal, state, local and foreign), or pursuant to any agreement, order or decree to which the Company or the Trust is a party or to which it is subject, in connection with the transactions contemplated by this Agreement.

     3.7. Acceptance of Capital Securities. Prior to or on the Closing Date, the Offerors shall have received Subscription Agreements executed by the Purchasers and representing no less than the Minimum Amount and no more than the Maximum Amount of Capital Securities and

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
the Offerors shall have executed such Subscription Agreements on behalf of the Offerors.

     3.8. Information. Prior to or on the Closing Date, the Offerors shall have furnished to the Placement Agent such further information, certificates, opinions and documents addressed to the Purchasers and the Placement Agent, which the Placement Agent may reasonably request, including, without limitation, a complete set of the Operative Documents or any other documents or certificates required by this Section 3; and all proceedings taken by the Offerors in connection with the issuance, offer and sale of the Capital Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Placement Agent.

     If any condition specified in this Section 3 shall not have been fulfilled when and as required in this Agreement, or if any of the opinions or certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Placement Agent, this Agreement may be terminated by the Placement Agent by notice to the Offerors at any time at or prior to the Closing Date. Notice of such termination shall be given to the Offerors in writing or by telephone o facsimile confirmed in writing.

SECTION 4      CONDITIONS TO THE OFFERORS' OBLIGATIONS

     The obligations of the Offerors to sell the Capital Securities to the Purchasers and consummate the transactions contemplated by this Agreement shall be subject to the following conditions:

     4.1. Executed Agreement. The Offerors shall have received from the Placement Agent an executed copy of this Agreement.

     4.2. Approved States. The Placement Agent shall not have offered the Capital Securities to Institutional Accredited Investors, Individual Accredited Investors or QIBs in any state other than states approved by the Offerors or states in which Blue Sky exemption clearance has been obtained according to counsel to the Company or the Placement Agent.

     4.3. Fulfillment of Other Obligations. The Placement Agent shall have fulfilled all of its other obligations and duties required to be fulfilled under this Agreement prior to or at the Closing.


SECTION 5      REPRESENTATIONS AND WARRANTIES OF THE OFFERORs

     The Offerors jointly and severally represent and warrant to, and agree with, the Placement Agent and the Purchasers as follows:

     5.1. Accuracy of Memorandum and Related Matters. The Preliminary Memorandum is accurate in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

The Final Memorandum will be at the Closing Date accurate in all material respects and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. There are no contracts or other documents that are required to be summarized in the Memorandum, or attached as an exhibit thereto, that are not so summarized or attached. The sale of the Capital Securities under the Subscription Agreements is exempt from the registration and prospectus delivery requirements of the Securities Act. In the case of each offer or sale of the Capital Securities, no form of general solicitation or general advertising was used by the Offerors or their representatives including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. The Purchasers are the sole purchasers of the Capital Securities. No securities of the same class as the Capital Securities, the Debentures or the Guarantee have been issued and sold by the Offerors within the six-month period immediately prior to the date of this Agreement. The Offerors agree that neither they nor any person acting on their behalf shall offer the Capital Securities so as to bring the issuance and sale of the Capital Securities within the provisions of Section 5 of the Securities Act nor offer any similar securities for issuance or sale to, or solicit any offer to acquire any of the same from, or otherwise approach or negotiate with respect thereto with, anyone if the sale of the Capital Securities would be integrated as a single offering for the purposes of the Securities Act, including, without limitation, Regulation D thereunder. The Offerors have made such reasonable inquiry as is necessary to a determination that each Purchaser is acquiring the Capital Securities for itself.

     5.2. Organization, Standing and Qualification.

          (a) The Company is duly organized, validly existing and in good standing under the laws of the State of Michigan, with full corporate and other power and authority to own, lease and operate its properties and conduct its business as described in and contemplated by the Memorandum, and as currently being conducted, and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act"). Each of the Company and the Subsidiaries (as defined in Section
     5.2(c) hereof) is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property or conducts its business so as to require such qualification and in which the failure to so qualify would, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, business, prospects or results of operations of the Company and the Subsidiaries, on a consolidated basis.

          (b) The capital stock of the Offerors conforms to the description thereof contained in the Memorandum in all material respects. The outstanding shares of capital stock and equity securities of the Company have been duly authorized and validly issued and are fully paid and nonassessable, and no such shares were issued in violation of the preemptive or similar rights of any security holder of the Company; no person has any preemptive or similar right to purchase any shares of capital stock or equity securities of the Offerors. Except as disclosed in the Memorandum, other than options to purchase 4,800 shares of common stock of the Company granted to certain directors of the Company on April 20, 1999, there are no outstanding rights, options or warrants to acquire any securities of the Offerors, and there are no restrictions upon the voting or transfer of any capital stock of the Offerors pursuant to the Offerors' respective articles of incorporation, bylaws, or other organizational documents or any agreement or other instrument to which any Offeror is a party or by which any Offeror is bound.

          (c) The Company has the direct and indirect subsidiaries identified on Exhibit D hereto (the "Subsidiaries"). The Company does not own or control, directly or indirectly, more than 5% of any class of equity security of any corporation, association or other entity other than the Subsidiaries. North Country Bank and Trust (the "Bank") is a bank duly organized, validly existing and in good standing under the laws of the State of Michigan. Each Subsidiary other than the Bank is a corporation or business trust duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization. Each Subsidiary has full corporate and other power and authority to own, lease and operate its properties and to conduct its business as described in and contemplated by the Memorandum and as currently being conducted. The deposit accounts of the Bank are insured by the Bank Insurance Fund administered by the Federal Deposit Insurance Corporation (the " FDIC") up to the maximum amount provided by law; and no proceedings for the modification, termination or revocation of any such insurance are pending or, to the knowledge of the Offerors, threatened. All of the issued and outstanding shares of capital stock of the Subsidiaries (i) have been duly authorized and are validly issued, (ii) are fully paid and nonassessable except to the extent such shares may be deemed assessable under Section 201 of the Michigan Banking Code, as amended or 12 U.S.C. Section 1831o, and (iii) except as disclosed in the Memorandum, are directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, restriction upon voting or transfer, preemptive rights, claim or equity. Except as disclosed in the Memorandum, other than options to purchase 4,800 shares of common stock of the Company granted to certain directors of the Company on April 20, 1999, there are no outstanding rights, warrants or options to acquire or instruments convertible into or exchangeable for any capital stock or equity securities of the Company or the Subsidiaries.

          (d) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Delaware Business Trust Act with the power and authority (trust and other) to own its property and conduct its business as described in the Memorandum, to issue and sell its Common Securities to the Company pursuant to the Trust Agreement, to issue and sell the Capital Securities, to enter into and perform its obligations under this Agreement, the Subscription Agreements and the Trust Agreement and to consummate the transactions herein contemplated; the Trust has no subsidiaries and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership of its property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Trust; the Trust has conducted and will conduct no business other than the transactions contemplated by this Agreement, the Trust Agreement and described in the Memorandum; the Trust is not a party to or bound by any agreement or instrument other than this Agreement and the initial Trust Agreement among the Administrative Trustees and Wilmington Trust Company dated April 22, 1999 (the "Original Trust Agreement"); at the Closing Date, the Trust will not be a party to or be bound by any agreement or instrument other than the Trust Agreement and the agreements and instruments contemplated by the Trust Agreement and described in the Memorandum; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Trust Agreement and described in the Memorandum; the Trust is not a party to or subject to any action, suit or proceeding of any nature; the Trust is not, and at the Closing Date will not be, classified as an association taxable as a corporation for United States federal income tax purposes; and the Trust is and as of the Closing Date will be, treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

     5.3 Authorization and Legality.

          (a) The Trust has all requisite power and authority to issue, sell and deliver the Capital Securities in accordance with and upon the terms and conditions set forth in this Agreement, the Subscription Agreements, the Trust Agreement and the Memorandum. All corporate action required to be taken by the Offerors for the authorization, issuance, sale and delivery of the Capital Securities in accordance with such terms and conditions has been validly and sufficiently taken. The Capital Securities, when delivered in accordance with this Agreement and the Subscription Agreements, shall be duly and validly issued and outstanding and shall be fully paid and nonassessable, shall not be issued in violation of or subject to any preemptive or similar rights, and shall conform in all material respects to the description thereof in the Memorandum. None of the Capital Securities, immediately prior to delivery, shall be subject to any security interest, lien, mortgage, pledge, encumbrance, restriction upon voting or transfer, preemptive rights, claim, equity or other defect.

          (b) The Debentures have been duly and validly authorized, and, when duly and validly executed, authenticated and issued as provided in the Indenture and delivered to the Trust pursuant to the Trust Agreement, shall constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and shall conform to the description thereof contained in the Memorandum.

          (c) The Guarantee has been duly and validly authorized, and, when duly and validly executed and delivered to the Guarantee Trustee for the benefit of the Trust, shall constitute valid and legally binding obligations of the Company and shall conform to the description thereof contained in the Memorandum.

          (d) The Agreement as to Expenses and Liabilities between the Company and the Trust (the "Expense Agreement") has been duly and validly authorized, and, when duly and validly executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company and shall conform to the description thereof contained in the Memorandum.

     5.4. Permits. The Offerors have all material permits, easements, consents, licenses, franchises and other governmental and regulatory authorizations from all appropriate federal, state, local or other public authorities ("Permits") as are necessary to own and lease their properties and conduct their businesses in the manner described in and contemplated by the

Memorandum and as currently being conducted in all material respects. All such Permits are in full force and effect and each of the Offerors are in all material respects complying therewith, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or will result in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualification as may be adequately disclosed in the Memorandum. Such Permits contain no restrictions that would materially impair the ability of the Offerors to conduct their businesses in the manner consistent with their past practices. The Offerors have not received notice or otherwise have no knowledge of any proceeding or action relating to the revocation or modification of any such Permit.

     5.5. No Defaults. Neither of the Offerors is in breach or violation of its corporate articles of incorporation or charter, by-laws or other governing documents in any material respect. Neither of the Offerors is, and to the knowledge of the Offerors no other party is, in violation, breach or default (with or without notice or lapse of time or both) in the performance or observance of any term, covenant, agreement, obligation, representation, warranty or condition contained in (a) any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license, Permit or any other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which breach, violation or default could have a material adverse consequence to the Offerors on a consolidated basis, and no other party has threatened that the Offerors are in such violation, breach or default, or (b) except as disclosed in the Memorandum, any order, decree, judgment, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, having jurisdiction over the Offerors or any of their respective properties the breach, violation or default of which could have a material adverse effect on the condition, financial or otherwise, earnings, affairs, business, prospects, or results of operations of the Offerors.

     5.6. Conflicts, Authorizations and Approvals. The execution, delivery and performance of this Agreement and the Subscription Agreements and the consummation of the transactions contemplated by this Agreement, the Subscription Agreements, the Operative Documents and the Memorandum do not and will not conflict with, result in the creation or imposition of any material lien, claim, charge, encumbrance or restriction upon any property or assets of the Offerors or the Capital Securities pursuant to, constitute a breach or violation of, or constitute a default under, with or without notice or lapse of time or both, any of the terms, provisions or conditions of the articles of incorporation or by-laws of the Company, the Operative Documents, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, Permit or any other agreement or instrument to which the Offerors or the Subsidiaries are a party or by which any of them or any of their respective properties may be bound or any order, decree, judgment, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, having jurisdiction over the Offerors or the Subsidiaries or any of their respective properties which conflict, creation, imposition, breach, violation or default would, either singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, earnings, affairs, business, prospects or results of operations of the Offerors on a consolidated basis. No authorization, approval, consent or order of or filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required in connection with the transactions contemplated by this Agreement, the Subscription Agreements, the Operative Documents or the Memorandum, except pursuant to the Blue Sky laws of any jurisdiction and confirmation of the Tier 1 Capital treatment of a portion of the proceeds of the Offering by the Board of Governors of the Federal Reserve System (which approval has been obtained).

     5.7. Power and Authority. The Offerors have all requisite corporate or trust power and authority to enter into this Agreement and the Subscription Agreements, and this Agreement has been duly and validly authorized, executed and delivered by the Offerors and constitutes the legal, valid and binding agreement of the Offerors, enforceable against the Offerors in accordance with its terms, except as the enforcement thereof may be limited by general principles of equity and by bankruptcy or othe laws relating to or affecting creditors' rights generally and except as any indemnification or contribution provisions thereof may be limited under applicable securities laws. The Subscription Agreements, when executed and delivered by the Offerors and the Purchasers, shall constitute the legal, valid and binding agreement of the Offerors, enforceable against the Offerors in accordance with their respective terms, except as the enforcement thereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors' rights generally and except as any indemnification or contribution provisions thereof may be limited under applicable securities laws. Each of the Indenture, the Trust Agreement, the Guarantee and the Expense Agreement has been duly authorized by the Company, and, when executed and delivered by the Company on the Closing Date, each of said agreements will constitute a valid and legally binding obligation of the Company and will be enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors' rights generally and except as any indemnification or contribution provisions thereof may be limited under applicable securities laws. The Trust Agreement has been duly authorized by the Trust, and, when executed and delivered by the Trust on the Closing Date, will constitute a valid and legally binding obligation of the Trust and will be enforceable against the Trust in accordance with its terms, except as the enforcement thereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors' rights generally and except as any indemnification or contribution provisions thereof may be limited under applicable securities laws.

     5.8. Title to Properties. The Offerors have good and marketable title in fee simple to all real property and good title to all personal property owned by them and material to their business, in each case free and clear of all security interests, liens, mortgages, pledges, encumbrances, restrictions, claims, equities and other defects except such as are referred to in the Memorandum or such as do not materially affect the value of such property in the aggregate and do not materially interfere with the use made or proposed to be made of such property; and all of the leases under which the Offerors hold real or personal property are valid, existing and enforceable leases and in full force and effect with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real or personal property, and neither of the Offerors is in default in any material respect of any of the terms or provisions of any leases.

     5.9. Accountants. Wipfli Ullrich and Bertelson, who has audited the financial statements of the Company and the Bank, including the notes thereto, included in the Memorandum, are independent public accountants with respect to the Offerors.

     5.10. Financial Statements. The consolidated financial statements, including the notes thereto, included in the Memorandum with respect to the Company present fairly the consolidated financial position of the Company as of the dates indicated and the consolidated results of operations, cash flows and shareholders' equity of the Company for the periods specified and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis. The selected and summary consolidated financial data concerning the Company included in the Memorandum present fairly the information set forth therein, and have been compiled on a basis consistent with that of the consolidated financial statements of the Company in the Memorandum. The other financial, statistical and numerical information included in the Memorandum presents fairly the information shown therein, and to the extent applicable has been compiled on a basis consistent with the consolidated financial statement of the Company included in the Memorandum.

     5.11. Subsequent Events. Since the respective dates as of which information is given in the Memorandum, except as otherwise stated therein:

          (a) Neither of the Offerors has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which is material to the condition (financial or otherwise), earnings, business, prospects or results of operations of the Offerors on a consolidated basis;

          (b) There has not been any material adverse change in, or any development which is reasonably likely to have a material adverse effect on, the condition (financial or otherwise), earnings, business, prospects or results of operations of the Offerors on a consolidated basis;

          (c)  Neither  of  the  Offerors  has  incurred  any   liabilities   or
     obligations,   direct  or   contingent,   or  entered   into  any  material
     transactions, other than in the ordinary course of business which is material to the condition (financial or otherwise), earnings, business, prospects or results of operations of the Offerors on a consolidated basis;

          (d) Other than the Company's common stock dividend declared on April 20, 1999, the Offerors have not declared or paid any dividend, and the Offerors have not become and are not delinquent in the payment of principal or interest on any outstanding borrowings; and

          (e) Other than options to purchase 4,800 shares of common stock of the Company granted to certain directors of the Company on April 20, 1999, there has not been any change in the capital stock, equity securities, long-term debt, obligations under capital leases or, other than in the ordinary course of business, short-term borrowings of the Offerors.

     5.12. Litigation. Except as set forth in the Memorandum, no charge, investigation, action, suit or proceeding is pending or, to the knowledge of the Offerors, threatened, against or affecting the Offerors or any of their respective properties before or by any court or any regulatory, administrative or governmental official, commission, board, agency or other authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding could have a material adverse effect on the consummation of this Agreement or the transactions contemplated herein or the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Offerors on a consolidated basis or which is required to be disclosed in the Memorandum.

     5.13. Intellectual Property. The Offerors own, or possess adequate rights to use, all patents, copyrights, trademarks, service marks, trade names or other rights necessary to conduct the businesses now conducted by them in all material respects or as described in the Memorandum and neither of the Offerors have received any notice of infringement or conflict with asserted rights of others with respect to any patents, copyrights, trademarks, service marks, trade names or other rights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Offerors on a consolidated basis and the Offerors do not know of any basis for such infringement or conflict.

     5.14. Labor Matters. Except as set forth in the Memorandum, no labor dispute involving the Offerors exists or, to the knowledge of the Offerors, is threatened or imminent, which might be expected to have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Offerors on a consolidated basis or which is required to be disclosed in the Memorandum. Neither of the Offerors has received notice of any existing or threatened labor dispute by the employees of any of its principal suppliers, customers or contractors which might be expected to have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Offerors on a consolidated basis.

     5.15. Tax Returns. The Offerors have timely and properly prepared and filed all necessary federal, state, local and foreign tax returns which are required to be filed and have paid all taxes shown as due thereon and have paid all other taxes and assessments to the extent that the same shall have become due, except such as are being contested in good faith or where the failure to so timely and properly prepare and file would not have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Offerors, on a consolidated basis. The Offerors have no knowledge of any tax deficiency which has been or might be assessed against the Offerors which, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Offerors on a consolidated basis.

     5.16. Material Contracts. Each of the material contracts, agreements and instruments described or referred to in the Memorandum is in full force and effect and is the legal, valid and binding agreement of the Offerors enforceable in accordance with its terms, except as the enforcement thereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors' rights generally or by 12 U.S.C. Section 1818(b)(6)(D). Except as disclosed in the Memorandum, to the knowledge of the Offerors, no other party to any such agreement is (with or without notice or lapse of time or both) in breach or default in any material respect thereunder.

     5.17. Dividend Restrictions. Except as set forth in the Memorandum, there are no contractual encumbrances or restrictions or material legal restrictions required to be described therein on the ability of the Subsidiaries (i) to pay dividends or make any other distributions on their capital stock or to pay any indebtedness owed to the Offerors, (ii) to make any loans or advances to, or investments in, the Offerors, or (iii) to transfer any of their property or assets to the Offerors.

     5.18. Investment Company. Neither the Company nor the Trust is an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

     5.19. Other Offering Material. The Offerors have not distributed, and shall
not  distribute,   any  offering   document  in  connection  with  the  offering
contemplated hereby, other than the Memorandum.

     5.20.  Internal  Controls.  The  Company  maintains  a system  of  internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to accounts is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accounts for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

     5.21. Environmental Matters. Except as set forth in the Memorandum, to the knowledge of the Offerors, there is no factual basis for any action, suit or other proceeding involving the Offerors or any of their respective material assets for any failure of the Company or any predecessor thereof, to comply with any requirements of federal, state or local regulation relating to air, water, solid waste management, hazardous or toxic substances, or the protection of health or the environment, except where such action, suit or other proceeding would not have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Offerors, on a consolidated basis. Except as set forth in the Memorandum or as would not have material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Offerors, on a consolidated basis, to the knowledge of the Offerors, none of the property owned or leased by the Offerors is contaminated with any waste or hazardous substances, and neither of the Offerors may be deemed an "owner or operator" of a "facility" or "vessel" which owns, possesses, transports, generates or disposes of a "hazardous substance" as those terms are defined in ss. 9601 of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. ss. 9601 et seq.

SECTION 6      REPRESENTATIONS AND WARRANTIES OF THE PLACEMENT AGENT

     The Placement Agent represents and warrants to the Offerors as follows:

     6.1. Organization, Standing and Qualification. The Placement Agent is a division of First Tennessee Bank, N.A., a national banking association duly organized, validly existing and in good standing under the laws of the United States, with full power and authority to own, lease and operate its properties and conduct its business as currently being conducted. The Placement Agent is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction i which it owns or leases property or conducts its business so as to require such qualification and in which the failure to so qualify would, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, business, prospects or results of operations of the Placement Agent.

     6.2. Power and Authority. The Placement Agent has all requisite power and authority to enter into this Agreement, and this Agreement has been duly and validly authorized, executed and delivered by the Placement Agent and constitutes the legal, valid and binding agreement of the Placement Agent, enforceable against the Placement Agent in accordance with its terms, except as the enforcement thereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors' rights generally and except as any indemnification or contribution provisions thereof may be limited under applicable securities laws.

     6.3. Information. The information regarding the Placement Agent set forth under the caption "Plan of Distribution" in the Offering Memorandum (the "Placement Agent Information") is accurate in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     6.4 General Solicitation. In the case of each offer or sale of the Capital Securities, no form of general solicitation or general advertising was used by the Placement Agent or its representatives including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

     6.5 Purchasers. The Placement Agent has made such reasonable inquiry as is necessary to a determination that each Purchaser is acquiring the Capital Securities for itself.

SECTION 7      COVENANTS OF THE OFFERORS

     The Offerors covenant and agree with the Placement Agent and the Purchasers as follows:

     7.1. Compliance with Representations and Warranties. During the period from the date of this Agreement to the Closing Date, the Offerors shall use their best efforts and take all reasonable action necessary or appropriate to cause their representations and warranties contained in Section 5 hereof to be true as of Closing Date, after giving effect to the transactions contemplated by this Agreement, as if made on and as of the Closing Date.

     7.2. Sale of Other Securities. The Offerors and their affiliates shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would or could be integrated with the sale of the Capital Securities in a manner that would require the registration under the Securities Act of the Capital Securities.

     7.3. 144A Information and Financial Information. For so long as any of the Capital Securities remain outstanding, the Offerors agree to make available to any beneficial owner of the Capital Securities and any prospective purchaser of such Capital Securities, the information required by Rule 144A(d)(4) under the Securities Act.

     7.4. Use of Proceeds. The Trust shall use the proceeds from the sale of the Capital Securities to purchase the Debentures from the Company and the Company shall use the net proceeds received from the sale of the Debentures to the Trust in the manner specified in the Memorandum under the caption "Use of Proceeds."

     7.5. Investment Company. The Offerors shall not engage, or permit any Subsidiary to engage, in any activity which would cause it or any Subsidiary to be an "investment company" under the provisions of the Investment Company Act.



SECTION 8      COVENANTS OF THE PLACEMENT AGENT

     The Placement Agent covenants and agrees with the Offerors as follows:

     8.1 Compliance with Representations and Warranties. During the period from the date of this Agreement to the Closing Date, the Placement Agent shall use its best efforts and take all action necessary or appropriate to cause its representations and warranties contained in Section 6 hereof to be true as of Closing Date, after giving effect to the transactions contemplated by this Agreement, as if made on and as of the Closing Date.

     8.2 Compliance with Securities Laws and Terms of the Offering. The Placement Agent, in connection with its obligations hereunder, shall comply with the state Blue Sky laws of the various jurisdictions in which the Capital Securities will be offered or sold and shall solicit potential purchasers of the Capital Securities in accordance with Section 2.3 hereof and as described in the Memorandum.

SECTION 9      INDEMNIFICATION

     9.1. Indemnification Obligation.

          (a) The Offerors shall jointly and severally indemnify and hold harmless the Placement Agent and each person that controls the Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and agents, employees, officers and directors or any such controlling person of the Placement Agent (each such indemnified party, a "Placement Agent Indemnified Party") from and against any and all losses, claims, damages, judgments, liabilities or expenses, joint or several, to which such Placement Agent Indemnified Party may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Offerors), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of, or are based upon, or relate to, any untrue statement or alleged untrue statement of any material fact contained in the Memorandum, arise out of, or are based upon, or relate to, the omission or alleged omission to state in the Memorandum a material fact required to be stated therein or necessary to make the statements in the Memorandum not misleading, or arise out of, or are based upon, or relate to, in whole or in part on any breach or inaccuracy of any representation or warranty of the Offerors set forth herein or any failure of the Offerors to perform their respective obligations hereunder or under the Subscription Agreements or under law; and shall reimburse each Placement Agent Indemnified Party for any legal and other expenses as such expenses are reasonably incurred by such Placement Agent Indemnified Party in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Offerors shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Memorandum about a Placement Agent Indemnified Party in reliance upon and in conformity with the information furnished to the Offerors in writing by any Placement Agent Indemnified Party expressly for use therein. In addition to its other obligations under this Section 9, the Offerors hereby agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of, or based upon, or related to the matters described above in this Section 9.1(a), they shall reimburse each Placement Agent Indemnified Party on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of judicial determination as to the propriety and enforceability of the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, each Placement Agent Indemnified Party shall promptly return such amounts to the Offerors together with interest, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by First Tennessee Bank, N.A. (the "Prime Rate"). Any such interim reimbursement payments which are not made to a Placement Agent Indemnified Party within 30 days of a request for reimbursement, shall bear interest at the Prime Rate from the date of such request.

          (b) Placement Agent shall indemnify and hold harmless the Offerors and each person that controls the Offerors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and agents, employees, officers and directors or any such controlling person of the Offerors (each such indemnified party, an "Offeror Indemnified Party") from and against any and all losses, claims, damages, judgments, liabilities or expenses, joint or several, to which such Offeror Indemnified Party may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Placement Agent), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) solely arise out of, or are based solely upon, or relate solely to the bad faith, gross negligence or willful misconduct of the Placement Agent; and shall reimburse each Offeror Indemnified Party for any legal and other expenses as such expenses are reasonably incurred by such Offeror Indemnified Party in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. In addition to its other obligations under this Section 9, the Placement Agent hereby agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of, or based upon, or related to the matters described above in this Section 9.1(b), it shall reimburse each Offeror Indemnified Party on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, each Offeror Indemnified Party shall promptly return such amounts to the Placement Agent together with interest at the Prime Rate. Any such interim reimbursement payments which are not made to an Offeror Indemnified Party within 30 days of a request for reimbursement, shall bear interest at the Prime Rate from the date of such request

     9.2. Conduct of Indemnification Proceedings.

          (a) Promptly after receipt by a Placement Agent Indemnified Party under this Section 9 of notice of the commencement of any action, such Placement Agent Indemnified Party shall, if a claim in respect thereof is to be made against the Offerors under this Section 9, notify the Offerors in writing of the commencement thereof; but the omission so to notify the Offerors shall not relieve them from any liability which the Offerors may have to any Placement Agent Indemnified Party. In cas any such action is brought against any Placement Agent Indemnified Party and such Placement Agent Indemnified Party seeks or intends to seek indemnity from the Offerors, the Offerors shall be entitled to participate in, and, to the extent that they may wish, to assume the defense thereof with counsel reasonably satisfactory to such Placement Agent Indemnified Party; provided, however, if the defendants in any such action include both the Placement Agent Indemnified Party and the Offerors and the Placement Agent Indemnified Party shall have reasonably concluded that there may be a conflict between the positions of the Offerors and the Placement Agent Indemnified Party in conducting the defense of any such action or that there may be legal defenses available to it and/or other Placement Agent Indemnified Parties which are different from or additional to those available to the Offerors, the Placement Agent Indemnified Party shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such Placement Agent Indemnified Party. Upon receipt of notice from the Offerors to such Placement Agent Indemnified Party of their election so to assume the defense of such action and approval by the Placement Agent Indemnified Party of counsel, the Offerors shall not be liable to such Placement Agent Indemnified Party under this Section 9 for any legal or other expenses subsequently incurred by such Placement Agent Indemnified Party in connection with the defense thereof unless (i) the Placement Agent Indemnified Party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso in the preceding sentence (it being understood, however, that the Offerors shall not be liable for the expenses of more than one separate counsel representing the Placement Agent Indemnified Parties who are parties to such action), or (ii) the Offerors shall not have employed counsel reasonably satisfactory to the Placement Agent Indemnified Party to represent the Placement Agent Indemnified Party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the Offerors.

          (b) Promptly after receipt by an Offeror  Indemnified Party under this
     Section  9 of  notice  of the  commencement  of any  action,  such  Offeror
     Indemnified Party shall, if a claim in respect thereof is to be made against the Placement Agent under this Section 9, notify the Placement Agent in writing of the commencement thereof; but the omission so to notify the Placement Agent shall not relieve it from any liability which the Placement Agent may have to any Offeror Indemnified Party. In case any such action is brought against any Offeror Indemnified Party and such Offeror Indemnified Party seeks or intends to seek indemnity from the Placement Agent, the Placement Agent shall be entitled to participate in, and, to the extent that it may wish, to assume the defense thereof with counsel reasonably satisfactory to such Offeror Indemnified Party; provided, however, if the defendants in any such action include both the Offeror Indemnified Party and the Placement Agent and the Offeror Indemnified Party shall have reasonably concluded that there may be a conflict between the positions of the Placement Agent and the Offeror Indemnified Party in conducting the defense of any such action or that there may be legal defenses available to it and/or other Offeror Indemnified Parties which are different from or additional to those available to the Placement Agent, the Offeror Indemnified Party shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such Offeror Indemnified Party. Upon receipt of notice from the Placement Agent to such Offeror Indemnified Party of its election so to assume the defense of such action and approval by the Offeror Indemnified Party of counsel, the Placement Agent shall not be liable to such Offeror Indemnified Party under this Section 9 for any legal or other expenses subsequently incurred by such Offeror Indemnified Party in connection with the defense thereof unless (i) the Offeror Indemnified Party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso in the preceding sentence (it being understood, however, that the Placement Agent shall not be liable for the expenses of more than one separate counsel representing the Offeror Indemnified Parties who are parties to such action), or (ii) the Placement Agent shall not have employed counsel reasonably satisfactory to the Offeror Indemnified Party to represent the Offeror Indemnified Party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the Placement Agent.

     9.3. Contribution.

          (a) If the indemnification provided for in this Section 9 is required by its terms, but is for any reason held to be unavailable to or otherwise insufficient to hold harmless a Placement Agent Indemnified Party under
     Section 9.1(a) in respect of any losses, claims, damages, liabilities or expenses referred to herein or therein, then the Offerors shall contribute to the amount paid or payable by such Placement Agent Indemnified Party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors and the Placement Agent from the offering of such Capital Securities, or (ii) if the allocation provided by clause
     (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
     (i) above but also the relative fault of the Offerors and the Placement Agent in connection with the statements or omissions or inaccuracies in the representations and warranties herein or other breaches which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.

          (b) If the indemnification provided for in this Section 9 is required by its terms, but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an Offeror Indemnified Party under Section 9.1(b) in respect of any losses, claims, damages, liabilities or expenses referred to herein or therein, then the Placement Agent shall contribute to the amount paid or payable by such Offeror Indemnified Party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors and the Placement Agent from the offering of such Capital Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Offerors and the Placement Agent in connection with the statements or omissions or inaccuracies in the representations and warranties herein or other breaches which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.

          (c) The respective relative benefits received by the Offerors and the Placement Agent shall be deemed to be in the same proportion, in the case of the Offerors, as the total price paid to the Offerors for the Capital Securities sold by the Offerors to the Purchasers (net of the compensation paid to the Placement Agent hereunder, but before deducting expenses), and in the case of the Placement Agent, as the compensation received by it bears to the total of such amounts paid to the Offerors and received by the Placement Agent as compensation. The relative fault of the Offerors and the Placement Agent shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged untrue statement of a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Offerors or the Placement Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 9.2, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 9.2 with respect to notice of commencement of any action shall apply if a claim for contribution is made under this Section 9.3; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 9.2 for purposes of indemnification. The Offerors and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 9.3 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 9.3. The amount paid or payable by a Placement Agent Indemnified Party or Offeror Indemnified Party, as the case may be, as a result of the losses, claims, damages, liabilities or expenses referred to in this Section 9.3 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Placement Agent Indemnified Party or Offeror Indemnified Party, as the case may be, in connection with investigating or defending any such action or claim. In no event shall the liability of the Placement Agent hereunder be greater in amount than the dollar amount of the compensation (net of payment of all expenses) received by the Placement Agent upon the sale of the Capital Securities giving rise to such indemnification obligation. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilt of such fraudulent misrepresentation.

          9.4. Additional Remedies. The indemnity and contribution agreements contained in this Section 9 are in addition to any liability that the Offerors may otherwise have to any Placement Agent Indemnified Party.



SECTION 10          RIGHTS AND RESPONSIBILITIES OF PLACEMENT AGENT




     10.1. Responsibilities For Memorandum. The Offerors have prepared the Memorandum and the Placement Agent shall not be deemed responsible for any information contained therein (except for the Placement Agent Information). The Placement Agent undertakes no responsibility of any kind on behalf of any Purchaser (including fiduciary responsibility) and the Placement Agent is not acting on behalf of any Purchaser.

     10.2. Reliance. In performing its duties under this Agreement, the Placement Agent shall be entitled to rely upon any notice, signature or writing which it shall in good faith believe to be genuine and to be signed or presented by a proper party or parties. The Placement Agent may rely upon any opinions or certificates or other documents delivered by the Offerors or their counsel or designees to either the Placement Agent or the Purchasers.

     10.3. Rights of Placement Agent. In connection with the performance of its duties under this Agreement, the Placement Agent shall not be liable for any error of judgment or any action taken or omitted to be taken unless the Placement Agent was grossly negligent, acted in bad faith or engaged in willful misconduct in connection with such performance or non-performance. No provision of this Agreement shall require the Placement Agent to expend or risk its own funds or otherwise incur any financial liability on behalf of the Purchasers in connection with the performance of any of their duties hereunder. The Placement Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement.

SECTION 11          MISCELLANEOUS



     11.1. Notices. Prior to the Closing, and thereafter with respect to matters pertaining to this Agreement only, all notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier or overnight air courier guaranteeing next day delivery:

                           if to the Placement Agent, to:

                           First Tennessee Capital Markets
                           845 Crossover Lane, Suite 150
                           Memphis, Tennessee  38117
                           Telecopier:  (901) 766-4706
                           Telephone:  (800) 456-5460
                           Attention:  James D. Wingett

                           with a copy to:

                           Lewis, Rice & Fingersh, L.C.
                           500 North Broadway, Suite 2000
                           St. Louis, Missouri  63102
                           Telecopier:  (314) 241-6056
                           Telephone:  (314) 444-7600
                           Attn:  Thomas C. Erb, Esq.

                           if to the Offerors, to:

                           North Country Financial Corporation
                           130 South Cedar Street
                           Manistique, Michigan  49854
                           Telecopier: (906) 341-8702
                           Telephone: (906) 341-7171
                           Attn:  Ronald G. Ford

                           with a copy to:

                           Varnum, Riddering, Schmidt & Howlett, LLP
                           333 Bridge Street, N.W., Suite 1700
                           Grand Rapids, Michigan  49504
                           Telecopier: (616) 336-7000
                           Telephone: (616) 336-6000
                           Attn:  Donald L. Johnson, Esq.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; the next business day after being telecopied; or the next business day after timely delivery to a courier, if sent by overnight air courier guaranteeing next day delivery. From and after the Closing, the foregoing notice provisions shall be superseded by any notice provisions of the Operative Documents under which notice is given. The Placement Agent, the Company, and their respective counsel, may change their respective notice addresses from time to time by written notice to all of the foregoing persons.

     11.2. Parties in Interest, Successors and Assigns. This Agreement is made solely for the benefit of the Placement Agent, the Purchasers and the Offerors and any person controlling the Placement Agent, the Purchasers or the Offerors and their respective executors, administrators, successors and assigns; and no other person shall acquire or have any right under or by virtue of this Agreement. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent holders of Capital Securities.

     11.3. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     11.4. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     11.5. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAWS PERTAINING TO CONFLICTS OF
LAWS) OF THE STATE OF MICHIGAN.

     11.6. Entire Agreement. This Agreement, together with the other Operative Documents and the Engagement Letter by and between the Offerors and the Placement Agent, dated February 17, 1999 (the "Engagement Letter"), is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, together with the other Operative Documents, supersedes all prior agreements and understandings between the parties with respect to such subject matter; provided, however, that this Agreement does not supersede the terms of the Engagement Letter and the terms hereof are supplementary to the terms of the Engagement Letter.

     11.7. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that all of the Placement Agent's and the Purchasers' rights and privileges shall be enforceabl to the fullest extent permitted by law.

     11.8. Public Disclosure. The Offerors each covenant that it will take all reasonable actions necessary to keep the Placement Agent's and each Purchaser's identity confidential, and shall not disclose the Purchaser's identity as an investor in the offering contemplated hereby in any public announcement, governmental filing or otherwise without the Purchaser's prior written consent unless such disclosure is compelled by law or by order of a court of competent jurisdiction, in which case prior t making such disclosure the Offerors shall give written notice to the Placement Agent and the Purchaser describing in all reasonable detail the proposed content of such disclosure and will afford the Placement Agent and the Purchaser in good faith an opportunity to suggest modifications in the form and substance of such proposed disclosure.

     11.9. Survival. The Placement Agent and the Offerors, respectively, agree that the representations, warranties and agreements made by each of them in this Agreement and in any certificate or other instrument delivered pursuant hereto shall remain in full force and effect and shall survive the delivery and payment for the Capital Securities.


                       [SIGNATURES APPEAR ON NEXT PAGE.]

     If this Agreement is satisfactory to you, please so indicate by signing the acceptance of this Agreement and deliver such counterpart to the Offerors whereupon this Agreement will become binding between us in accordance with its terms.

                                    Very truly yours,

                                    NORTH COUNTRY FINANCIAL CORPORATION

                                    By: /s/ Ronald G. Ford
                                    Name:  Ronald G. Ford
                                    Title:  Chairman and Chief Executive Officer


                                    NORTH COUNTRY CAPITAL TRUST

                                    By:  /s/ Ronald G. Ford
                                    Name:  Ronald G. Ford
                                    Title:  Administrative Trustee




FIRST TENNESSEE CAPITAL MARKETS,
a division of First Tennessee Bank, N.A., as Placement Agent (on behalf of itself and the Purchasers)

By: /s/ James D. Wingett
Name:  James D. Wingett
Title:   Senior Vice President

                                    EXHIBIT A

                               LIST OF PURCHASERS

                                  See attached

                                    EXHIBIT B

                         FORM OF SUBSCRIPTION AGREEMENT


                                  See attached

                                   EXHIBIT C-1

          VARNUM, RIDDERING, SCHMIDT & HOWLETT, L.L.P. OPINION MATTERS

     [For purposes of this Exhibit C-1, the term "Memorandum" shall have the same meaning as used in the accompanying Purchase Terms Agreement and shall include all documents incorporated by reference or deemed incorporated by reference therein.]

          1. The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Michigan, and is duly registered as a bank holding company under the BHC Act. Each of the Subsidiaries is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation. Each of the Company and the Subsidiaries has full corporate power and authority to own or lease its properties and to conduct its business as such business is described in the Memorandum and is currently conducted in all material respects. To the best of such counsel's knowledge, all outstanding shares of capital stock of the Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable except to the extent such shares may be deemed assessable under Section 201 of the Michigan Banking Code of 1969, as amended and 12 U.S.C. Section 1831o and, to the best of such counsel's knowledge, except as disclosed in the Memorandum, there are no outstanding rights, options or warrants to purchase any such shares or securities convertible into or exchangeable for any such shares, other than options to purchase 4,800 shares of common stock of the Company granted to certain directors of the Company on April 20, 1999.

          2. The capital stock, Debentures and Guarantee of the Company and the equity securities of the Trust conform to the description thereof contained in the Memorandum in all material respects. To the best of such counsel's knowledge, the capital stock of the Company authorized and issued as of March 31, 1999 is as set forth under the caption "Capitalization" in the Memorandum, has been duly authorized and validly issued, and is fully paid and nonassessable. To the best of such counsel's knowledge, there are no outstanding rights, options or warrants to purchase, no other outstanding securities convertible into or exchangeable for, and no commitments, plans or arrangements to issue, any shares of capital stock of the Company or equity securities of the Trust, except as described or referred to in the Memorandum, other than options to purchase 4,800 shares of common stock of the Company granted to certain directors of the Company on April 20, 1999.

          3. The issuance, sale and delivery of the Capital Securities and Debentures in accordance with the terms and conditions of the Agreement, the Subscription Agreements and the Indenture have been duly authorized by all necessary actions of the Offerors. All of the Capital Securities have been duly and validly authorized and, when delivered in accordance with the Agreement and the Subscription Agreements, will be duly and validly issued, fully paid and nonassessable, and wil conform to the description thereof in the Memorandum and the Trust Agreement. There are no preemptive or other rights to subscribe for or to purchase, and other than as disclosed in the Memorandum no

                                      C-1-1
     restrictions upon the voting or transfer of, any shares of capital stock or equity securities of the Offerors or the Subsidiaries pursuant to the corporate articles of incorporation or charter, by-laws or other governing documents (including without limitation, the Trust Agreement) of the Offerors o the Subsidiaries, or, to the best of such counsel's knowledge, any agreement or other instrument to which either Offeror or any of the Subsidiaries is a party or by which either Offeror or any of the Subsidiaries may be bound.

          4. The Offerors have all requisite corporate and trust power to enter into and perform their obligations under the Agreement and the Subscription Agreements, and the Agreement and the Subscription Agreements have been duly and validly authorized, executed and delivered by the Offerors and constitute the legal, valid and binding obligations of the Offerors enforceable in accordance with their terms, except as the enforcement thereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors' rights generally, and except as the indemnification and contribution provisions thereof may be limited under applicable laws and certain remedies may not be available in the case of a non-material breach.

          5. Each of the Indenture, the Trust Agreement and the Guarantee has been duly authorized, executed and delivered by the Company, and is a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.

          6. The Debentures have been duly authorized, executed and delivered by the Company, are entitled to the benefits of the Indenture and are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.

          7. The Expense Agreement has been duly authorized, executed and delivered by the Company, and is a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.

          8. To the best of such counsel's knowledge, neither the Offerors nor Subsidiaries is in breach or violation of, or default under, with or without notice or lapse of time or both, its corporate charter, by-laws or governing document (including without limitation, the Trust Agreement). The execution, delivery and performance of this Agreement and the Subscription Agreements and the consummation of the transactions contemplated by this Agreement, the Subscription Agreements and the Trust Agreement do not and will not conflict with, result in the creation or imposition of any material lien,

                                      C-1-2
     claim, charge, encumbrance or restriction upon any property or assets of the Offerors or the Subsidiaries or the Capital Securities pursuant to, or constitute a material breach or violation of, or constitute a material default under, with or without notice or lapse of time or both, any of the terms, provisions or conditions of the articles of incorporation or charter, by-laws or governing document (including without limitation, the Trust Agreement) of the Offerors or the Subsidiaries, or to the best of such counsel's knowledge, any material contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license or any other agreement or instrument to which the Offerors or the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or any order, decree, judgment, franchise, license, Permit, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, known to such counsel having jurisdiction over the Offerors or the Subsidiaries or any of their respective properties which, in each case, is material to the Offerors and the Subsidiaries on a consolidated basis. Except for filings, registrations or qualifications that may be required by state securities laws, no authorization, approval, consent or order of, or filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required under Michigan law in connection with the transactions contemplated by the Agreement in connection with the offer and sale of the Capital Securities as contemplated by the Agreement and the Memorandum.

          9. Except as set forth in the Memorandum, to the best of such counsel's knowledge, (i) no action, suit or proceeding at law or in equity is pending or threatened to which the Offerors or the Subsidiaries is or may be a party, and (ii) no action, suit or proceeding is pending or threatened against or affecting the Offerors or the Subsidiaries or any of their properties, before or by any court or governmental official, commission, board or other administrative agency, authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding could reasonably be expected to have a material adverse effect on the consummation of the Agreement or the issuance and sale of the Capital Securities as contemplated therein or the condition (financial or otherwise), earnings, affairs, business, or results of operations of the Offerors and the Subsidiaries on a consolidated basis or which is required to be disclosed in the Memorandum and is not so disclosed.

          10.  No  authorization,  approval,  consent  or  order  of or  filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required in connection with the transactions contemplated by the Agreement, the Subscription Agreements, the Trust Agreement and the Memorandum, except (i) such as may be required under state securities laws and (ii) the filing of a notice on Form D with the Securities and Exchange Commission pursuant to 17 C.F.R. ss.239.500.

          11. To the best of such counsel's knowledge, there are no contracts, agreements, leases or other documents of a character required to be disclosed in the Memorandum that are not so disclosed or filed.

                                      C-1-3

          12. The statements under the captions "Description of the Capital Securities," "Description of the Subordinated Debentures," "Description of the Guarantee," "Relationship Among the Capital Securities, the Subordinated Debentures and the Guarantee," "Certain Federal Income Tax Consequences," and "Certain ERISA Considerations" in the Memorandum or incorporated therein by reference, and the statements under Part I, Item 1, "Business," in the Company's Annual Report on Form 10- for the year ended December 31, 1998, insofar as such statements constitute a summary of legal and regulatory matters, documents or instruments referred to therein, are accurate descriptions of the matters summarized therein in all material respects and fairly present the information called for with respect to such legal matters, documents and instruments, other than financial and statistical data, as to which said counsel shall not be required to express any opinion or belief.

          13. Except as described in or contemplated by the Memorandum, to the best of such counsel's knowledge, there are no contractual encumbrances or restrictions, or material legal restrictions, required to be described therein on the ability of the Subsidiaries (A) to pay dividends or make any other distributions on their capital stock or to pay indebtedness owed to the Offerors or (B) to make any loans or advances to, or investments in, the Offerors.

          14. It is not necessary in connection with the offering, sale and delivery of the Capital Securities, Debentures and the Guarantee Agreement to register the same under the Securities Act under the circumstances contemplated in the Agreement, the Subscription Agreements and the Memorandum.

     Such counsel shall also confirm that, in connection with the preparation of the Memorandum, such counsel has participated in conferences with officers and representatives of the Offerors and with their independent public accountants and with the Placement Agent and counsel for the Placement Agent, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed in detail the contents of the Memorandum and the documents incorporated therein by reference (without taking further action to verify independently the statements made in the Memorandum, and without assuming responsibility for the accuracy or completeness of such statements, except to the extent expressly provided above) and such counsel has no reason to believe that the Memorandum or any amendment or supplement thereto or the documents incorporated therein by reference (except for the financial statements and related schedules and statistical data included therein or omitted therefrom as to which such counsel need express no opinion), at the time such Memorandum or any such amended or supplemented Memorandum was issued and at the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

                                      C-1-4

                                   EXHIBIT C-2

                    RICHARDS, LAYTON & FINGER OPINION MATTERS


     1. The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act and, under the Trust Agreement and the Delaware Business Trust Act, has the trust power and authority to conduct its business as described in the Memorandum.

     2. The Trust Agreement is a legal, valid and binding agreement of the Company and the Trustees, and is enforceable against the Company and the Trustees, in accordance with its terms.

     3. Under the Trust Agreement and the Delaware Business Trust Act, the execution and delivery of this Agreement by the Trust, and the performance by the Trust of its obligations thereunder, have been authorized by all requisite trust action on the part of the Trust.

     4. The Capital Securities have been duly authorized by the Trust Agreement, and when issued and sold in accordance with the Trust Agreement, the Capital Securities will be, subject to the qualifications set forth in paragraph (5) below, fully paid and nonassessable beneficial interests in the assets of the Trust and entitled to the benefits of the Trust Agreement. The form of certificates to evidence the Capital Securities, attached as Exhibit C to the Trust Agreement, has been approved by the Trust and is in due and proper form and complies with all applicable requirements of the Delaware Business Trust Act.

     5. Holders of Capital Securities, as beneficial owners of the Trust, will be entitled to the same limitation on personal liability extended to shareholders of private, for-profit corporations organized under the General Corporation Law of the State of Delaware. Such opinion may note that the holders of Capital Securities may be obligated to make payments as set forth in the Trust Agreement.

     6. Under the Delaware Business Trust Act and the Trust Agreement, the issuance of the Capital Securities is not subject to preemptive rights.

     7. The issuance and sale by the Trust of the Trust Securities, the execution, delivery and performance by the Trust of this Agreement, and the consummation of the transactions contemplated by this Agreement, do not violate
(a) the Trust Agreement, or (b) any applicable Delaware law, rule or regulation.

     Such opinion may state that it is limited to the laws of the State of Delaware and that the opinion expressed in paragraph (ii) above is subject to the effect upon the Trust Agreement of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent

                                     C-2-1
     conveyance and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considere and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.



                                      C-2-2

                                   EXHIBIT C-3

                           FORM OF ACCOUNTANT'S LETTER

         [To be dated date of Purchase Terms Agreement and Closing Date]


First Tennessee Capital Markets
845 Crossover Lane, Ste. 150
Memphis, TN  38117

Attn:  James D. Wingett

Dear Sirs:

     We have audited the consolidated balance sheets of North Country Financial Corporation (the Company) as of December 31, 1998 and 1997 and the consolidated statements of income, changes in shareholders' equity, and cash flows for the years then ended included in the Offering Memorandum, dated May 6, 1999 (the Offering Memorandum) for the private placement sale of $15,000,000 of capital securities to be issued by North Country Capital Trust, a subsidiary of the Company, to qualified buyers; our reports with respect hereto are incorporated by reference in that Offering Memorandum. The consolidated statements of income, changes in shareholders' equity and cash flows for the year ended December 31, 1996, were audited by other auditors.

     In connection with the Offering Memorandum:

     1. We are independent certified public accountants with respect to the Company under rule 101 of the AICPA's Code of Professional Conduct and its interpretations and rulings.

     2. We have not audited any financial statements of the Company as of any date or for any period subsequent to December 31, 1998; although we have conducted an audit for the year ended December 31, 1998, the purpose (and therefore the scope) of the audit was to enable us to express our opinion on the financial statements as of December 31, 1998, and for the two years then ended, but not on the financial statements for any interim period within that year. Therefore, we are unable to and do not express any opinion on the consolidated financial position, results of operations, or cash flows as of any date or for any period subsequent to December 31, 1998.

     3. For purposes of this letter, at your request, we have (i) read the following sections of the Offering Memorandum: "Offering Memorandum Summary -- The Company," "Offering Memorandum Summary -- Selected Historical Financial Data," and "Capitalization," and (ii) read the following sections of the Company's Annual Report on Form 10-K for the year ended December 31, 1998 (10-K): Part I,

                                     C-3-1

          Item 1 "Business" (including "Supervision and Regulation" and "Selected Statistical Information"), Part I, Item 6 "Selected Financial Data," and Part I, Item 7A "Quantitative and Qualitative Disclosures About Market Risk," (iii) read the following sections of the Company's 1998 Annual Report to Shareholders (Annual Report):
          "Comparative Highlights," "Five Year Comparisons," "Selected Financial Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," (iv) read the Current Report on Form 8-K filed April 28, 1999 (8-K), and (v) performed the following procedures:

          a. With respect to information set forth in the above noted sections of the Offering Memorandum, 10-K and/or Annual Report as of, and for the years ended, December 31, 1998, 1997 and 1996, and which also was included in the Company's audited financial statements, we compared such information to the Company's audited financial statements and found them to be in agreement.

          b. With respect to per share data and ratios set forth in the above noted sections of the Offering Memorandum, 10-K and/or Annual Report as of, and for the years ended, December 31, 1998, 1997 and 1996, we recalculated the amount or percent, as applicable, using information contained in the Company's audited financial statements (or elsewhere, if not in audited financial statements) and we found no differences.

          c. With respect to unaudited three month information as of, and for the three months ended, March 31, 1999 and 1998, set forth in the above noted sections of the Offering Memorandum and/or 8-K, we compared such information to the Company's unaudited condensed consolidated financial statements and/or to the Company's internal accounting records and found them to be in agreement.

          d. With respect to per share data and ratios set forth in the above noted sections of the Offering Memorandum and/or 8-K as of, and for the three months ended March 31, 1999 and 1998, we recalculated the amount or percent, as applicable, using information contained in the Company's unaudited condensed consolidated financial statements and/or to the Company's internal accounting consolidated records and we found no differences.

          e. Inquired of certain officials of the Company who have responsibility for financial and accounting matters whether the unaudited condensed consolidated financial statements referred to in c. above are in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in the 10-K and/or Annual Report. Those officials stated that the unaudited condense consolidated financial statements are in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements.

                                     C-3-2

     4. Our audit of the consolidated financial statements for the periods referred to in paragraph 2 of this letter comprised audit tests and procedures deemed necessary for the purpose of expressing an opinion on such financial statements taken as a whole. For none of the periods referred to therein, or any other period, did we perform audit tests for the purpose of expressing an opinion on individual balances of accounts or summaries of selected transactions or ratios, and, accordingly, we express no opinion thereon.

     5. This letter is solely for the information of the addressee in conducting and documenting their investigation of the affairs of the Company in connection with the offering of securities covered by the Offering Memorandum, and it is not to be used, circulated, quoted, or otherwise referred to for any other purpose, including but not limited to the purchase or sale of securities, nor is it to be filed with or referred to in whole or part in the Offering Memorandum or any other document (although we acknowledge that the existence of this letter is referred to in the Purchase Terms Agreement which is attached as an Appendix to the Offering Memorandum). The addressee has taken responsibility for the sufficiency of these procedures for their purposes.

                                Very truly yours,






                                      C-3-3

                                    EXHIBIT D

                              COMPANY SUBSIDIARIES



North Country Capital Trust

North Country Bank and Trust

First Manistique Agency, Inc.

First Rural Relending Company

NCB Real Estate Company

North Country Financial Group, Inc.

North Country Air Services, Inc.

EXHIBIT 10.2
                              CERTIFICATE OF TRUST

                                       OF

                           NORTH COUNTRY CAPITAL TRUST

     This Certificate of Trust of North Country Capital Trust (the "Trust") is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, Ronald G. Ford, Sherry L. Littlejohn and Paul J. Hinkson, each an individual, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801, et seq.) (the "Act").

     1. NAME. The name of the business trust being formed hereby is North Country Capital Trust.

     2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

         3. EFFECTIVE DATE. This Certificate of Trust shall be effective as of its filing with the Secretary of State of the State of Delaware.

         IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811(a) of the Act.


                                        WILMINGTON TRUST COMPANY, as Trustee


                                        By: /s/ Patricia A. Evans
                                               Name: Patricia A. Evans
                                               Title: Financial Services Officer

                                            /s/ Ronald G. Ford
                                               Ronald G. Ford, as Trustee

                                            /s/ Sherry L. Littlejohn
                                               Sherry L. Littlejohn, as Trustee

                                            /s/ Paul J. Hinkson
                                               Paul J. Hinkson, as Trustee

::ODMA\PCDOCS\GRR\281323\1

EXHIBIT 10.3

This Capital Security is a Global Capital Securities Certificate within the meaning of the Trust Agreement hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (the "DTC") or a nominee of the DTC. This Capital Security is exchangeable for Capital Securities Certificates registered in the name of a person other than the DTC or its nominee only in the limited circumstances described in the Trust Agreement and no transfer of this Capital Security (other than a transfer of this Capital Security as a whole by the DTC to a nominee of the DTC or by a nominee of the
DTC) may be registered except in limited circumstances described in the Trust Agreement.

Unless this Capital Security is presented by an authorized representative of the DTC to North Country Capital Trust or its agent for registration of transfer, exchange or payment, and any Capital Securities Certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of the DTC (and any payment hereon is made to Cede & Co. or to such other entity as requested by an authorized representative of the DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, since the registered owner hereof, Cede & Co., has an interest herein.

Certificate Number P-1                                     CUSIP NO. 658787 AA 4
                       Number of Capital Securities: 7,000


                    Certificate Evidencing Capital Securities
                                       of
                           North Country Capital Trust

                        Floating Rate Capital Securities
                (Liquidation amount $1,000 per Capital Security)

     North Country Capital Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co. (the "Holder") is the registered owner of Seven Thousand (7,000) Capital Securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the North Country Capital Floating Rate Capital Securities (liquidation amount $1,000 per Capital Security) (the "Capital Securities"). The Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in
Section 5.04 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities are set forth in, and this certificate and the Capital Securities represented hereby and issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the trust dated as of May 14, 1999, among North Country Financial Corporation, a Michigan corporation, as Depositor, Wilmington Trust Company, as Property Trustee, the Administrative Trustees named therein, and the holders, from time to time, of undivided beneficial interests in the assets of the Trust, as the same may be amended from time to time (the "Trust Agreement") including the designation of the terms of Capital Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by North Country Financial Corporation, a Michigan corporation, and Wilmington Trust Company as guarantee trustee, dated as of May 14, 1999 (the "Guarantee") to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

     Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

     IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate as of the date hereof.

Dated: May 14, 1999                          NORTH COUNTRY CAPITAL TRUST



                                             By: /s/ Ronald G. Ford

                                             Name: Ronald G. Ford

                                             Title:   Administrative Trustee




                          CERTIFICATE OF AUTHENTICATION

     This is one of the Floating Rate Capital Securities referred to in the Amended and Restated Trust Agreement.

                                        WILMINGTON TRUST COMPANY,
                                        as Authentication Agent and Registrar



                                        By: /s/ Denise M. Geran

                                        Name: Denise M. Geran

                                        Title: Senior Financial Services Officer

                                   ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned assigns and transfers this Capital Security to:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Insert assignee's social security or tax identification number)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Insert address and zip code of assignee)

and irrevocably appoints


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
agent to transfer this Capital Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: ________________

     Signature:   ______________________________  (Sign  exactly  as  your  name appears on the other side of this Capital Security Certificate)

     Signature(s) Guaranteed: The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

     THIS CAPITAL SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS CAPITAL SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

     THE HOLDER OF THIS CAPITAL SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS CAPITAL SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH NORTH COUNTRY FINANCIAL CORPORATION (THE "COMPANY") OR ANY "AFFILIATE" OF THE COMPANY WAS THE OWNER OF THIS CAPITAL SECURITY (OR ANY PREDECESSOR OF THIS CAPITAL SECURITY) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) AS LONG AS THIS CAPITAL SECURITY IS ELIGIBLE FOR RESALE

PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE
144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS CAPITAL SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (E) TO AN INDIVIDUAL ACCREDITED INVESTOR WITHIN THE MEANING OF SUBPARAGRAPH (A)(5) OR (6) OF RULE 501 UNDER THE SECURITIES ACT, RESIDING IN ONE OF THE JURISDICTIONS AUTHORIZED BY THE COMPANY, THAT IS PURCHASING THE CAPITAL SECURITIES FOR ITS OWN ACCOUNT FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE TRUST AND THE COMPANY PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, (ii) PURSUANT TO CLAUSE (D) TO REQUIRE THAT THE TRANSFEROR DELIVER TO THE TRUST A LETTER FROM THE TRANSFEREE SUBSTANTIALLY IN THE FORM OF APPENDIX D TO THE OFFERING MEMORANDUM DATED MAY 7, 1999, AND (iii) PURSUANT TO CLAUSE (E) TO REQUIRE THAT THE TRANSFEROR DELIVER TO THE TRUST OR OTHER TRANSFER AGENT A QUESTIONNAIRE AND INVESTMENT AGREEMENT, EACH OF WHICH IS AVAILABLE FROM THE COMPANY. SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CAPITAL SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.


::ODMA\PCDOCS\GRR\291631\1

EXHIBIT 10.4

This Capital Security is a Global Capital Securities Certificate within the meaning of the Trust Agreement hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (the "DTC") or a nominee of the DTC. This Capital Security is exchangeable for Capital Securities Certificates registered in the name of a person other than the DTC or its nominee only in the limited circumstances described in the Trust Agreement and no transfer of this Capital Security (other than a transfer of this Capital Security as a whole by the DTC to a nominee of the DTC or by a nominee of the
DTC) may be registered except in limited circumstances described in the Trust Agreement.

Unless this Capital Security is presented by an authorized representative of the DTC to North Country Capital Trust or its agent for registration of transfer, exchange or payment, and any Capital Securities Certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of the DTC (and any payment hereon is made to Cede & Co. or to such other entity as requested by an authorized representative of the DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, since the registered owner hereof, Cede & Co., has an interest herein.

Certificate Number P-2                                     CUSIP NO. 658787 AB 2
                      Number of Capital Securities: 5,450

                    Certificate Evidencing Capital Securities
                                       of
                           North Country Capital Trust

                        Floating Rate Capital Securities
                (Liquidation amount $1,000 per Capital Security)

     North Country Capital Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co. (the "Holder") is the registered owner of Five Thousand Four Hundred Fifty (5,450) Capital Securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the North Country Capital Floating Rate Capital Securities (liquidation amount $1,000 per Capital Security) (the "Capital Securities"). The Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.04 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities are set forth in, and this certificate and the Capital Securities represented hereby and issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the trust dated as of May 14, 1999, among North Country Financial Corporation, a Michigan corporation, as Depositor, Wilmington Trust Company, as Property Trustee, the Administrative Trustees named therein, and the holders, from time to time, of undivided beneficial interests in the assets of the Trust, as the same may be amended from time to time (the "Trust Agreement") including the designation of the terms of Capital Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by North Country Financial Corporation, a Michigan corporation, and Wilmington Trust Company as guarantee trustee, dated as of May 14, 1999 (the "Guarantee") to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

     Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

     IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate as of the date hereof.

Dated: May 14, 1999                          NORTH COUNTRY CAPITAL TRUST



                                             By: /s/ Ronald G. Ford

                                             Name: Ronald G. Ford

                                             Title:   Administrative Trustee




                          CERTIFICATE OF AUTHENTICATION

     This is one of the Floating Rate Capital Securities referred to in the Amended and Restated Trust Agreement.

                                           WILMINGTON TRUST COMPANY,
                                           as Authentication Agent and Registrar



                                        By: /s/ Denise M. Geran

                                        Name: Denise M. Geran

                                        Title: Senior Financial Services Officer

                                   ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned assigns and transfers this Capital Security to:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
 (Insert assignee's social security or tax identification number)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
 (Insert address and zip code of assignee)

and irrevocably appoints

________________________________________________________________________________

________________________________________________________________________________

_____________________________________________________________________________
agent to transfer this Capital Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: ________________

     Signature:   ______________________________  (Sign  exactly  as  your  name appears on the other side of this Capital Security Certificate)

     Signature(s) Guaranteed: The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

     THIS CAPITAL SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS CAPITAL SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

     THE HOLDER OF THIS CAPITAL SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS CAPITAL SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH NORTH COUNTRY FINANCIAL CORPORATION (THE "COMPANY") OR ANY "AFFILIATE" OF THE COMPANY WAS THE OWNER OF THIS CAPITAL SECURITY (OR ANY PREDECESSOR OF THIS CAPITAL SECURITY) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) AS LONG AS THIS CAPITAL SECURITY IS ELIGIBLE FOR RESALE

PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE
144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS CAPITAL SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (E) TO AN INDIVIDUAL ACCREDITED INVESTOR WITHIN THE MEANING OF SUBPARAGRAPH (A)(5) OR (6) OF RULE 501 UNDER THE SECURITIES ACT, RESIDING IN ONE OF THE JURISDICTIONS AUTHORIZED BY THE COMPANY, THAT IS PURCHASING THE CAPITAL SECURITIES FOR ITS OWN ACCOUNT FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE TRUST AND THE COMPANY PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, (ii) PURSUANT TO CLAUSE (D) TO REQUIRE THAT THE TRANSFEROR DELIVER TO THE TRUST A LETTER FROM THE TRANSFEREE SUBSTANTIALLY IN THE FORM OF APPENDIX D TO THE OFFERING MEMORANDUM DATED MAY 7, 1999, AND (iii) PURSUANT TO CLAUSE (E) TO REQUIRE THAT THE TRANSFEROR DELIVER TO THE TRUST OR OTHER TRANSFER AGENT A QUESTIONNAIRE AND INVESTMENT AGREEMENT, EACH OF WHICH IS AVAILABLE FROM THE COMPANY. SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CAPITAL SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.


::ODMA\PCDOCS\GRR\293405\1

EXHIBIT 10.5

THE DEBENTURES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH DEBENTURES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.


                       NORTH COUNTRY FINANCIAL CORPORATION

                   Floating Rate Junior Subordinated Debenture

CUSIP NO.:   658788 AA 2     (JR SUB DEB FLTG RATE)
CUSIP NO.:   658788 AB 0     (JR SUB DEB FLTG RATE ACCD INVS)


No. 1                                                                $12,836,000

     North Country Financial Corporation, a Michigan corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to North Country Capital Trust, the principal sum of TWELVE MILLION EIGHT HUNDRED THIRTY SIX THOUSAND DOLLARS ($12,836,000) on May 14, 2029 (the "Stated Maturity").

     The Company further promises to pay interest on said principal sum from May 14, 1999 or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, quarterly (subject to deferral as set forth herein) in arrears on February 14, May 14, August 14 and November 14 of each year, commencing August 14, 1999, at a rate per annum of 7.50% beginning on (and including) the date of original issuance and ending on (but excluding) August 14, 1999 and at a rate per annum for each successive period beginning on (and including) August 14, 1999, and each succeeding Interest Payment Date, and ending on (but excluding) the next succeeding Interest Payment Date (each a "Distribution Period"), determined by reference to 3- Month LIBOR, determined as described below, plus 2.50% applied to the principal amount hereof, until the principal hereof is paid or duly provided for or made available for payment, and on any overdue principal and (without duplication) on any overdue installment of interest at the same rate per annum, compounded quarterly, from the dates such amounts are due until they are paid or made available for payment. As used herein, "Determination Date" means the date that is two London Banking Days (i.e., a day in which dealings in deposits in U. S. dollars are transacted in the London interbank market) preceding the commencement of the relevant Distribution Period. The amount of interest payable for any period less than a full interest period will be computed on the basis of actual days elapsed and a 360-day year. In the event that any date on which interest is payable on this Debenture is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date the payment was originally payable. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Debenture (or one or more Predecessor Securities, as defined in the Indenture) is registered at the close of business on the Regular Record Date for such interest installment, which shall be fifteen days prior to the day on which the relevant Interest Payment Date occurs. Any such interest installment not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Debenture (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date.

     "3-Month LIBOR" as used herein, means the London interbank offered rate for three-month, Eurodollar deposits determined by the Trustee (as defined in the Indenture) in the following order of priority: (i) the rate (expressed as a percentage per annum) for Eurodollar deposits having a three-month maturity that appears on Telerate Page 3750 as of 11:00 a.m. (London time) on the particular Determination Date ("Telerate Page 3750" means the display designated as "Page 3750" on the Dow Jones Telerate Service or such other page as may replace Page 3750 on that service or such other service or services as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying London interbank offered rates for U.S. dollars deposits); (ii) if such rate does not appear on Telerate Page 3750 as of 11:00 a.m. (London time) on the Determination Date, 3-Month LIBOR will be the arithmetic mean of the rates (expressed as percentages per annum) for Eurodollar deposits having a three-month maturity that appear on Reruters Monitor Money Rates Page LIBO ("Reuters Page LIBO") as of 11:00 a.m. (London time) on such Determination Date; (iii) if such rate does not appear on Reuters Page LIBO as of 11:00 a.m. (London time) on the related Determination Date, the Trustee will request the principal London offices of four leading banks in the London interbank market to provide such banks' offered quotations (expressed as percentages per annum) to prime banks in the London interbank market for Eurodollar deposits having a three-month maturity as of 11:00 a.m. (London time) on such Determination Date. If at least two quotations are provided, 3-Month LIBOR will be the arithmetic mean of such quotations; (iv) if fewer than two such quotations are provided as requested in clause (iii) above, the Trustee will request four major New York City banks to provide such banks' offered quotations (expressed as percentages per annum) to leading European banks for loans in Eurodollars as of 11:00 a.m. (London time) on such Determination Date. If at least two such quotations are provided, 3-Month LIBOR will be the arithmetic mean of such quotations; and (v) if fewer than two such quotations are provided as requested in clause (iv) above, 3-Month LIBOR will be a 3-Month LIBOR determined with respect to the Distribution Period immediately preceding such current Distribution Period. If the rate for Eurodollar deposits having a three-month maturity that initially appears on Telerate Page 3750 or Reuters Page LIBO, as the cause may be, as of 11:00 a.m. (London time) on the related Determination Date is superseded on the Telerate Page 3750 or Reuters Page LIBO, as the case may be, by a corrected rate between 12:00 noon (London time) on such Determination Date, then the corrected rate as so substituted on the applicable page will be the applicable 3-Month LIBOR for such Determination Date.

     The Distribution Rate (as defined in the Indenture) for any Distribution Period will at no time be higher than the maximum rate then permitted by Michigan law as the same may be modified by United States law.

     All percentages resulting from any calculations on the Debentures will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% or .09876545) being rounded to 9.87655% (or .0987655), and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward).

     So long as no event of default with respect to this Debenture has occurred and is continuing, the Company shall have the right at any time during the term of this Debenture, from time to time, to defer the payment of interest on such Debenture from time to time for up to twenty consecutive quarters with respect to each deferral period (each an "Extension Period"), during which period interest will compound quarterly and the Company shall have the right to make partial payments of interest on any Interest Payment Date, and at the end of which Extension Period the Company shall pay all interest then accrued and unpaid including any Additional Interest; provided, however, that no Extension Period shall extend beyond the Stated Maturity of the principal of this Debenture as then in effect; provided further that during any such Extension Period, the Company shall not, and shall cause any Subsidiary of the Company not to, (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's outstanding capital stock, (ii) make any payment of principal, interest or premium, if any, on or repay, repurchase or redeem any debt security of the Company ranking pari passu with or junior in interest to this Debenture or make any guarantee payments with respect to any guarantee by the Company of the debt securities of any Subsidiary of the Company that by their terms rank pari passu or junior in interest to this Debenture, (iii) sell, lease, license, transfer or otherwise dispose of any asset or interest therein or (iv) with respect to the Company, make any capital contributions or similar advances to its Subsidiaries; provided, however, that the foregoing restrictions shall not prevent (a) any such transaction (other than transactions described in clause (iv) above) in the ordinary course of business or in immaterial amounts, (b) a reorganization of Subsidiaries of the Company so long as the Company's percentage ownership interest in such Subsidiaries does not decrease, (c) dividends or distributions in Common Stock of the Company, (d) payments under the guarantee of the Company with respect to payments of distributions and payments on liquidation or redemption of the Capital Securities, but only in each case to the extent of funds held by the Issuer thereof or under any other similar guarantee by the Company with respect to any other securities of any of its Subsidiaries, provided that the proceeds of the issuance of such securities were used to purchase debt securities of the Company that rank pari passu with or junior to this Debenture and (e) purchases of Common Stock of the Company in connection with the issuance of Common Stock of the Company under any of the Company's benefit plans for directors, officers or employees. Prior to the termination of any such Extension Period, the Company may further defer the interest payments, provided that no Extension Period shall exceed twenty consecutive quarters or extend beyond the Stated Maturity of this Debenture. Upon the termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due, the Company may elect to begin a new Extension Period, subject to the above requirements. No interest shall be due and payable during an Extension Period, except at the end thereof but each installment of interest that would otherwise have been due and payable during such Extension Period shall bear Additional Interest (to the extent that the payment of such interest shall be legally enforceable) as provided in the Indenture, compounded quarterly and calculated as set forth in the first paragraph of this Debenture, from the dates on which amounts would otherwise have been due and payable until paid or made available for payment. The Company shall give the Trustee and the Administrative Trustees notice of its election to begin an Extension Period at least two Business Days prior to the earliest of (i) the date interest on this Debenture would have been payable except for the election to begin such Extension Period or (ii) the next succeeding date such distributions on the Trust Securities would have been payable except for the election to begin such Extension Period.

     In the event that the holders of the Capital Securities are owed 20 dividends in arrears, any individual holder has the right to ask the Trustee to enforce its acceleration rights as outlined in the Indenture. The Trustee may or may not elect to enforce such acceleration rights.

     The principal and interest (including any Additional Interest) on this Debenture shall be payable at the office or agency as the Company may designate from time to time for that purpose in the United States, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made, except in the case of Debentures in global form, (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Debenture Register or (ii) by transfer to an account maintained by the Person entitled thereto as specified in the Debenture Register; provided that proper transfer instructions have been received by the Regular Record Date.

     The indebtedness evidenced by this Debenture is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Debt, and this Debenture is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Debenture, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Debt, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

     Reference is hereby made to the further provisions of the Indenture summarized on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Debenture shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, North Country Financial Corporation has caused this instrument to be duly executed under its corporate seal.

Dated: May 14, 1999
                                       NORTH COUNTRY FINANCIAL CORPORATION



                                       By: /s/ Ronald G. Ford
                                           Ronald G. Ford
                                           President and Chief Executive Officer



ATTEST:



/s/ Paulette Demers
Paulette Demers
Corporate Secretary

Authentication:

     This  is  one  of  the  Debentures  referred  to  in  the  within-mentioned
Indenture.


Dated: May 14, 1999                         WILMINGTON TRUST COMPANY, as Trustee


                                            By: /s/ Joseph B. Feil
                                               Name:  Joseph B. Feil

                                               Title: Financial Services Officer


REVERSE OF DEBENTURE:

     This Debenture is one of a duly authorized issue of Debentures of the Company, designated as its Floating Rate Junior Subordinated Debentures (herein called the "Debentures"), limited in aggregate principal amount to $12,836,000 issued under an Indenture, dated as of May 14, 1999 (herein called the "Indenture"), between the Company and Wilmington Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Company and the Holders of the Debentures, and of the terms upon which the Debentures are, and are to be, authenticated and delivered.

     All terms used in this Debenture which are defined in the Indenture or in the Trust Agreement attached as Annex A thereto shall have the meanings assigned to them in the Indenture or the Trust Agreement, as the case may be.

     At any time on or after May 14, 2009, the Company shall have the right, subject to the terms and conditions of Article Twelve of the Indenture, to redeem this Debenture at the option of the Company, without premium or penalty, in whole at any time or in part from time to time, at the Redemption Price as defined in Article 12 of the Indenture.

     If a Special Event as defined in the Indenture shall occur and be continuing prior to May 14, 2009, the Company shall have the right, subject to the terms and conditions of Article Twelve of the Indenture, to redeem this Debenture at the option of the Company, without premium or penalty, in whole but not in part, within 90 days following the occurrence of such Special Event, subject to the provisions of Section 1207 and other provisions of Article Twelve of the Indenture, at the Redemption Price. Any redemption pursuant to this paragraph will be made upon not less than 30 nor more than 60 days' notice, at the Redemption Price. If the Debentures are only partially redeemed by the Company, the Debentures will be redeemed pro rata.

     In the event of redemption of this Debenture in part only, a new Debenture or Debentures for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     If an Event of Default with respect to the Debentures shall occur and be continuing, the principal of the Debentures may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

     The Indenture contains provisions for satisfaction and discharge and defeasance at any time of the entire indebtedness of this Debenture upon compliance by the Company with certain conditions set forth in the Indenture.

     The Indenture contains provisions permitting the Company and the Trustee, with the consent of Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, to modify the Indenture in a manner affecting the rights of the Holders of the Debentures; provided that no such modification may, without the consent of the Holder of each Outstanding Debenture affected thereby, (i) change the fixed maturity of the Debentures or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or (ii) reduce the percentage of principal amount of the Debentures, the Holders of which are required to consent to any such modification of the Indenture; provided, that, so long as any of the Capital Securities remains Outstanding, no such modification may be made that adversely affects the Holders of the Capital Securities, and no termination of the Indenture may occur, and no waiver of any Event of Default or compliance with any covenant under the Indenture may be effective, without the prior consent of the Holders of at least a majority of the aggregate Liquidation Amount (as defined in the Trust Agreement) of the Outstanding Capital Securities unless and until the principal of the Debentures and all accrued and unpaid interest (including any Additional Interest) thereon have been paid in full. The Indenture also contains provisions permitting Holders of specified percentages in principal amount of the Debentures at the time Outstanding, on behalf of the Holders of all Debentures, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this Debenture and of any Debenture issued upon the registration of transfer hereof or in exchange therefore or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debenture.

     As provided in and subject to the provisions of the Indenture, if an Event of Default with respect to the Debentures at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities may declare the principal amount of all the Debentures to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), provided that, if upon an Event of Default the Trustee or such Holders fail to declare the principal of all the Outstanding Securities to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount of the Capital Securities then Outstanding shall have the right to make such declaration by a notice in writing to the Company and the Trustee; and upon any such declaration the principal amount of and the accrued interest (including any Additional Interest) on all the Debentures shall become immediately due and payable, provided that the payment of principal and interest (including any Additional Interest) on such Debentures shall remain subordinated to the extent provided in Article Eleven of the Indenture.

     No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Debenture at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Debenture is registrable in the Debenture Register, upon surrender of this Debenture for registration of transfer at the office or agency of Wilmington Trust Company in Wilmington, Delaware, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to Wilmington Trust Company, as the Debenture Registrar, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debentures of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company or Wilmington Trust Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Debenture for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Debenture is registered as the owner hereof for all purposes, whether or not this Debenture be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Debentures are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Debentures are exchangeable for a like aggregate principal amount of Debentures of a different authorized denomination, as requested by the Holder surrendering the same.

     The Company and, by its acceptance of this Debenture or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, this Debenture agree that for United States federal, state and local tax purposes it is intended that this Debenture constitute indebtedness.

     THIS INDENTURE AND THE DEBENTURES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

     THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS DEBENTURE NOR ANY INTEREST OR
PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

     THE HOLDER OF THIS DEBENTURE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS DEBENTURE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH NORTH COUNTRY FINANCIAL CORPORATION (THE "COMPANY") OR ANY "AFFILIATE" OF THE COMPANY WAS THE OWNER OF THIS DEBENTURE (OR ANY PREDECESSOR OF THIS DEBENTURE) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) AS LONG AS THIS DEBENTURE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1),
(2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS DEBENTURE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE COMPANY PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D) OR
(E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO IT, AND (ii) PURSUANT TO CLAUSE (D) TO REQUIRE THAT THE TRANSFEROR DELIVER TO THE COMPANY A LETTER FROM THE TRANSFEREE SUBSTANTIALLY IN THE FORM OF ANNEX A TO THE OFFERING MEMORANDUM DATED MAY 7, 1999. SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS DEBENTURE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

EXHIBIT 10.6

                           NORTH COUNTRY CAPITAL TRUST

                              AMENDED AND RESTATED
                                 TRUST AGREEMENT

                                      among

                NORTH COUNTRY FINANCIAL CORPORATION, as Depositor

                                       and

                  WILMINGTON TRUST COMPANY, as Property Trustee

                                       and

                                 Ronald G. Ford,

                              Sherry L. Littlejohn,

                                       and

                   Paul J. Hinkson, as Administrative Trustees

                                       and

                     THE SEVERAL HOLDERS (as defined herein)


                            Dated as of May 14, 1999

                                TABLE OF CONTENTS

Article I. DEFINED TERMS...................................................... 1
    Section 1.01    DEFINITIONS............................................... 1

Article II - ESTABLISHMENT OF THE TRUST....................................... 8
    Section 2.01    NAME...................................................... 8
    Section 2.02    OFFICE OF THE PROPERTY TRUSTEE; PRINCIPAL PLACE
                         OF BUSINESS...........................................8
    Section 2.03    INITIAL CONTRIBUTION OF TRUST PROPERTY; ORGANIZATIONAL
                         EXPENSES............................................. 9
    Section 2.04    ISSUANCE OF THE CAPITAL SECURITIES........................ 9
    Section 2.05    ISSUANCE OF THE COMMON SECURITIES; SUBSCRIPTION AND
                         PURCHASE OF DEBENTURES............................... 9
    Section 2.06    DECLARATION OF TRUST...................................... 9
    Section 2.07    AUTHORIZATION TO ENTER INTO CERTAIN TRANSACTIONS.......... 9
    Section 2.08    ASSETS OF TRUST...........................................12
    Section 2.09    TITLE TO TRUST PROPERTY...................................12

Article III - PAYMENT ACCOUNT.................................................13
    Section 3.01    PAYMENT ACCOUNT...........................................13

Article IV - DISTRIBUTIONS; REDEMPTION........................................13
    Section 4.01    DISTRIBUTIONS.............................................13
    Section 4.02    REDEMPTION................................................14
    Section 4.03    SUBORDINATION OF COMMON SECURITIES........................15
    Section 4.04    PAYMENT PROCEDURES........................................16
    Section 4.05    TAX RETURNS AND REPORTS...................................16
    Section 4.06    PAYMENT OF TAXES, DUTIES, ETC. OF THE TRUST...............16
    Section 4.07    PAYMENTS UNDER INDENTURE..................................16

Article V - TRUST SECURITIES CERTIFICATES.....................................17
    Section 5.01    INITIAL OWNERSHIP.........................................17
    Section 5.02    THE TRUST SECURITIES CERTIFICATES.........................17
    Section 5.03    DELIVERY OF TRUST SECURITIES CERTIFICATES.................18
    Section 5.04    GLOBAL CAPITAL SECURITY ..................................18
    Section 5.05    REGISTRATION OF TRANSFER AND EXCHANGE GENERALLY;
                         CERTAIN TRANSFERS AND EXCHANGES; CAPITAL
                         SECURITIES CERTIFICATES; SECURITIES ACT LEGENDS......19
    Section 5.06    MUTILATED, DESTROYED, LOST OR STOLEN TRUST SECURITIES
                         CERTIFICATES.........................................22
    Section 5.07    PERSONS DEEMED SECURITYHOLDERS............................22
    Section 5.08    ACCESS TO LIST OF SECURITYHOLDERS' NAMES AND ADDRESSES....22
    Section 5.09    MAINTENANCE OF OFFICE OR AGENCY...........................22
    Section 5.10    APPOINTMENT OF PAYING AGENT...............................23
    Section 5.11    OWNERSHIP OF COMMON SECURITIES BY DEPOSITOR...............23
    Section 5.12    RIGHTS OF SECURITYHOLDERS.................................23

Article VI - ACTS OF SECURITYHOLDERS; MEETINGS; VOTING........................25
    Section 6.01    LIMITATIONS ON VOTING RIGHTS..............................25
    Section 6.02    NOTICE OF MEETINGS........................................25
    Section 6.03    MEETINGS OF CAPITAL SECURITYHOLDERS.......................25
    Section 6.04    VOTING RIGHTS.............................................26
    Section 6.05    PROXIES, ETC..............................................26
    Section 6.06    SECURITYHOLDER ACTION BY WRITTEN CONSENT..................26
    Section 6.07    RECORD DATE FOR VOTING AND OTHER PURPOSES.................26
    Section 6.08    ACTS OF SECURITYHOLDERS...................................26
    Section 6.09    INSPECTION OF RECORDS.....................................27

Article VII - REPRESENTATIONS AND WARRANTIES..................................27
    Section 7.01    REPRESENTATIONS AND WARRANTIES OF THE BANK AND THE
                         PROPERTY TRUSTEE.....................................27
    Section 7.02    REPRESENTATIONS AND WARRANTIES OF PARENT..................28

Article VIII - THE TRUSTEES...................................................28
    Section 8.01    CERTAIN DUTIES AND RESPONSIBILITIES.......................28
    Section 8.02    CERTAIN NOTICES...........................................29
    Section 8.03    CERTAIN RIGHTS OF PROPERTY TRUSTEE........................30
    Section 8.04    NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES....31
    Section 8.05    MAY HOLD SECURITIES.......................................31
    Section 8.06    COMPENSATION; INDEMNITY; FEES.............................31
    Section 8.07    CORPORATE PROPERTY TRUSTEE REQUIRED; ELIGIBILITY OF
                         TRUSTEES.............................................32
    Section 8.08    CONFLICTING INTERESTS.....................................32
    Section 8.09    CO-TRUSTEES AND SEPARATE TRUSTEE..........................32
    Section 8.10    RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.........33
    Section 8.11    ACCEPTANCE OF APPOINTMENT BY SUCCESSOR....................34
    Section 8.12    MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
                         BUSINESS OF A TRUSTEE................................35
    Section 8.13    PREFERENTIAL COLLECTION OF CLAIMS AGAINST DEPOSITOR
                         OR TRUST.............................................35
    Section 8.14    REPORTS BY PROPERTY TRUSTEE...............................35
    Section 8.15    REPORTS TO THE PROPERTY TRUSTEE...........................36
    Section 8.16    EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT..........36
    Section 8.17    NUMBER OF TRUSTEES........................................36
    Section 8.18    DELEGATION OF POWER.......................................36
    Section 8.19    VOTING....................................................36

Article IX - TERMINATION AND LIQUIDATION......................................36
    Section 9.01    TERMINATION UPON EXPIRATION DATE..........................36
    Section 9.02    EARLY TERMINATION.........................................36
    Section 9.03    TERMINATION...............................................37
    Section 9.04    LIQUIDATION...............................................37
    Section 9.05    MERGER, CONSOLIDATION, AMALGAMATION OR REPLACEMENT OF
                         THE TRUST............................................38

Article X - MISCELLANEOUS PROVISIONS..........................................39
    Section 10.01   EXPENSE AGREEMENT.........................................39
    Section 10.02   LIMITATION OF RIGHTS OF SECURITYHOLDERS...................39
    Section 10.03   AMENDMENT.................................................39
    Section 10.04   SEVERABILITY..............................................40
    Section 10.05   GOVERNING LAW. ...........................................40
    Section 10.06   PAYMENTS DUE ON NON-BUSINESS DAY..........................40
    Section 10.07   SUCCESSORS................................................40
    Section 10.08   HEADINGS..................................................40
    Section 10.09   REPORTS, NOTICES AND DEMANDS..............................40
    Section 10.10   AGREEMENT NOT TO PETITION.................................41
    Section 10.11   TRUST INDENTURE ACT; CONFLICT WITH TRUST INDENTURE ACT....41
    Section 10.12   RIGHTS UNDER INDENTURE....................................41
    Section 10.13   EFFECTIVENESS.............................................41
    Section 10.14   INTENTION OF THE PARTIES..................................41
    Section 10.15   COUNTERPARTS..............................................42
    Section 10.16   ACCEPTANCE OF TERMS OF TRUST AGREEMENT GUARANTEE
                         AND INDENTURE........................................42

                                    EXHIBITS

Original Trust Agreement ......................................................A

Form of Common Securities Certificate..........................................B

Form of Capital Securities Certificate.........................................C

     AMENDED AND RESTATED TRUST AGREEMENT, dated as of May 14, 1999, among (i) North Country Financial Corporation, a Michigan corporation (including any successors or assigns the "Depositor" or "Parent"), (ii) Wilmington Trust Company, a banking corporation duly organized and existing under the laws of Delaware, as trustee (the "Property Trustee" and, in its separate corporate capacity and not in its capacity as Property Trustee, the "Bank"), (iii) Ronald
G. Ford, an individual, Sherry L. Littlejohn, an individual, and Paul J. Hinkson, an individual, each of whose address is c/o North Country Financial Corporation, 130 South Cedar Street, Manistique, Michigan 49854 (each, an "Administrative Trustee" and collectively, the "Administrative Trustees") (the Property Trustee and the Administrative Trustees being referred to collectively as the "Trustees") and (iv) the several Holders, as hereinafter defined.

                              W I T N E S S E T H:

     WHEREAS, the Depositor, the Property Trustee and the Administrative Trustees have heretofore duly declared and established a business trust pursuant to the Delaware Business Trust Act by the entering into of that certain Trust Agreement, dated as of April 22, 1999 (the "Original Trust Agreement"), and by the execution and filing by the Trustees with the Secretary of State of the State of Delaware of the Certificate of Trust, filed on April 22, 1999, the form of which is attached as Exhibit A; and

     WHEREAS, the Depositor and the Property Trustee desire to amend and restate the Original Trust Agreement in its entirety as set forth herein to provide for, among other things, (i) the acquisition by the Trust (as defined herein) from the Depositor of all of the right, title and interest in the Debentures (as defined herein), (ii) the issuance of the Common Securities (as defined herein) by the Trust to the Depositor and (iii) the issuance and sale of the Capital Securities (as defined herein) by the Trust pursuant to the Placement Agreement (as defined herein).

     NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party, for the benefit of the other party and for the benefit of the Security holders (as defined herein), hereby amends and restates the Original Trust Agreement in its entirety and agrees as follows:

                                   Article I.

                                  DEFINED TERMS

     Section 1.01 DEFINITIONS. For all purposes of this Trust Agreement, except as otherwise expressly provided or unless the context otherwise requires:

         (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (c) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Trust Agreement; and

         (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Trust Agreement as a whole and not to any particular Article, Section or other subdivision.

     "Act" has the meaning specified in Section 6.08.

     "Additional Amount" means, with respect to Trust Securities of a given Liquidation Amount and/or a given period, the amount of Additional Interest (as defined in the Indenture) paid by the Depositor on a Like Amount of Debentures for such period.

     "Additional Sums" has the meaning specified in Section 1005 of the Indenture.

     "Administrative Trustee" means each of the individuals identified as an "Administrative Trustee" in the preamble to this Trust Agreement, solely in his capacity as Administrative Trustee of the Trust formed and continued hereunder and not in his individual capacity, or such Administrative Trustee's successor in interest in such capacity, or any successor Trustee appointed as herein provided.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Capital Security, the rules and procedures of the Clearing Agency for such Capital Security, in each case to the extent applicable to such transaction and as in effect from time to time.

     "Bank" has the meaning specified in the preamble to this Trust Agreement.

     "Bankruptcy Event" means, with respect to any Person:

         (a) the entry of a decree or order by a court having jurisdiction in the premises judging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee sequestrator or other similar official of such Person or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

         (b) the institution by such Person of proceedings to be adjudicated a bankrupt or insolvent, or of the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of such Person or of any substantial part of its property or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated as a bankrupt, or the making by it of an assignment for the benefit of creditors, or the taking of action by such Person in furtherance of any such action.

     "Bankruptcy Laws" has the meaning specified in Section 10.10.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Depositor to have been duly adopted by the Depositor's Board of Directors or a duly authorized committee thereof or officers of the Depositor to which authority to act on behalf of the Board of Directors has been delegated and to be in full force and effect on the date of such certification, and delivered to the Property Trustee.

     "Business Day" means a day other than (a) a Saturday or Sunday, (b) a day on which banking institutions in the City of New York or Wilmington, Delaware are authorized or obligated by law or executive order to remain closed, or (c) a day on which the Property Trustee's Corporate Trust Office or the Debenture Trustee's Corporate Trust Office is closed for business.

         .

     "Capital Securities Certificate" means a certificate evidencing ownership of Capital Securities, substantially in the form attached as Exhibit C.

     "Capital Security" or "Capital Securities" means undivided beneficial interests in the assets of the Trust, having a Liquidation Amount of $1,000 per Capital Security and having rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

     "Certificate Depository Agreement" means the agreement among the Trust, the Depositor and The Depository Trust Company, as the initial Clearing Agency, dated as of the Closing Date, relating to the Capital Securities Certificates.


     "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository Trust Company will be the initial Clearing Agency.

     "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "Closing Date" means the later of May 14, 1999, or the date of execution and delivery of this Trust Agreement.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Common Securities Certificate" means a certificate evidencing ownership of the Common Securities, substantially in the form attached as Exhibit B.

     "Common Security" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount of $1,000 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

     "Corporate Trust Office" means the principal office of either the Property Trustee or the Debenture Trustee. So long as Wilmington Trust Company serves in both capacities, such principal office is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

     "Debenture Event of Default" means an "Event of Default" as defined in the Indenture.

     "Debenture Redemption Date" means the "Redemption Date" as defined in the Indenture.

     "Debenture Trustee" means Wilmington Trust Company, a banking corporation duly organized and existing under the laws of the State of Delaware, or any successor thereto.

     "Debentures" means the up to $12,836,000 aggregate principal amount of the Parent's Floating Rate Junior Subordinated Debentures, issued pursuant to the Indenture.

     "Definitive Capital Securities Certificates" means either or both (as the context requires) of: (i) a Capital Securities Certificate issued as a Global Capital Securities Certificate as provided in Section 5.02(b); and (ii) Capital Securities Certificates issued in certificated, fully registered form as provided in Section 5.02(c).

     "Delaware Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. Section 3801, et seq., as it may be amended from time to time.

     "Depositor" has the meaning specified in the preamble to this Trust Agreement and includes North Country Financial Corporation, in its capacity as Holder of the Common Securities.

     "Determination Date" for a Distribution Period is two London Banking Days preceding the first day of such Determination Period.

     "Direct Action" has the meaning specified in Section 5.12(c).

     "Distribution Date" has the meaning specified in Section 4.01(a).

     "Distribution Period" with respect to a Capital Security is each successive period from and including a Distribution Date (or August 14, 1999 in the case of the initial Distribution Period) to but excluding the next Distribution Date or the Stated Maturity, as the case may be; provided however, if such Distribution Date would not be a Business Day, then such Distribution Date and the first day of the next succeeding Distribution Period will be the next succeeding Business Day, except that if such Business Day is in the next succeeding calendar month, such Distribution Date and the first day of the next succeeding Distribution Period will be the immediately preceding Business Day.

     "Distribution Rate" has the meaning specified in Section 4.01.

     "Distributions" means amounts payable in respect of the Trust Securities as provided in Section 4.01.

     "Event of Default" means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a)       the occurrence of a Debenture Event of Default; or

         (b) default by the Trust or the Property Trustee in the payment of any Distribution when it becomes due and payable, and continuation of such default for a period of 30 days (except during an Extension Period, as defined herein); or

         (c) default by the Trust or the Property Trustee in the payment of any Redemption Price of any Trust Security when it becomes due and payable; or

         (d) default in the performance, or breach, in any material respect, of any covenant or warranty of the Trustees in this Trust Agreement (other than a covenant or warranty a default in the performance of which or the breach of which is dealt with in clause (b) or (c), above) and continuation of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the defaulting Trustee or Trustees by the Holders of at least 25% in aggregate Liquidation Amount of the Outstanding Capital Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (e) the occurrence of a Bankruptcy Event with respect to the Property Trustee and the failure by the Depositor to appoint a successor Property Trustee within 60 days thereof.

     "Expense Agreement" means the Agreement as to Expenses and Liabilities between the Parent and the Trust, substantially in the form attached as Exhibit A to the Indenture, as amended from time to time.

     "Federal  Reserve"  means the Board of  Governors  of the  Federal  Reserve
System.

     "Global  Capital   Securities   Certificate"  means  a  Capital  Securities
Certificate, evidencing ownership of Global Capital Securities.

     "Global Capital Security" means a Capital Security, the ownership and transfers of which shall be made through book-entries by a Clearing Agency as described in Section 5.04.

     "Guarantee" means the Guarantee Agreement executed and delivered by the Parent and Wilmington Trust Company, a banking corporation, as trustee, contemporaneously with the execution and delivery of this Trust Agreement, for the benefit of the Holders of the Capital Securities, as amended from time to time.

     "Indenture" means the Junior Subordinated Indenture, dated as of May 14, 1999, between the Parent and the Debenture Trustee, as trustee, as amended or supplemented from time to time.

     "Investment Company Act" means the Investment Company Act of 1940, as amended.

     "3-Month LIBOR" means, with respect to a Determination Date, the rate means the London interbank offered rate for three-month, Eurodollar deposits determined by the Trustee (as defined in the Indenture) in the following order of priority: (i) the rate (expressed as a percentage per annum) for Eurodollar deposits having a three-month maturity that appears on Telerate Page 3750 as of 11:00 a.m. (London time) on the particular Determination Date ("Telerate Page 3750" means the display designated as "Page 3750" on the Dow Jones Telerate Service or such other page as may replace Page 3750 on that service or such other service or services as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying London interbank offered rates for U.S. dollars deposits); (ii) if such rate does not appear on Telerate Page 3750 as of 11:00 a.m. (London time) on the Determination Date, 3-Month LIBOR will be the arithmetic mean of the rates (expressed as percentages per annum) for Eurodollar deposits having a three-month maturity that appear on Reruters Monitor Money Rates Page LIBO ("Reuters Page LIBO") as of 11:00 a.m. (London time) on such Determination Date; (iii) if such rate does not appear on Reuters Page LIBO as of 11:00 a.m. (London time) on the related Determination Date, the Trustee will request the principal London offices of four leading banks in the London interbank market to provide such banks' offered quotations (expressed as percentages per annum) to prime banks in the London interbank market for Eurodollar deposits having a three-month maturity as of 11:00 a.m. (London time) on such Determination Date. If at least two quotations are provided, 3-Month LIBOR will be the arithmetic mean of such quotations; (iv) if fewer than two such quotations are provided as requested in clause (iii) above, the Trustee will request four major New York City banks to provide such banks' offered quotations (expressed as percentages per annum) to leading European banks for loans in Eurodollars as of 11:00 a.m. (London time) on such Determination Date. If at least two such quotations are provided, 3-Month LIBOR will be the arithmetic mean of such quotations; and (v) if fewer than two such quotations are provided as requested in clause (iv) above, 3-Month LIBOR will be a 3-Month LIBOR determined with respect to the Distribution Period immediately preceding such current Distribution Period. If the rate for Eurodollar deposits having a three-month maturity that initially appears on Telerate Page 3750 or Reuters Page LIBO, as the cause may be, as of 11:00 a.m. (London time) on the related Determination Date is superseded on the Telerate Page 3750 or Reuters Page LIBO, as the case may be, by a corrected rate between 12:00 noon (London time) on such Determination Date, then the corrected rate as so substituted on the applicable page will be the applicable 3-Month LIBOR for such Determination Date.

     The Distribution Rate (as defined in the Indenture) for any Distribution Period will at no time be higher than the maximum rate then permitted by Michigan law as the same may be modified by United States law.

     All percentages resulting from any calculations on the Trust Securities will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% or .09876545) being rounded to 9.87655% (or .0987655), and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward).

     "Lien" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

     "Like Amount" means (a) with respect to a redemption of Trust Securities, Trust Securities having a Liquidation Amount equal to the principal amount of Debentures to be contemporaneously redeemed in accordance with the Indenture and the proceeds of which will be used to pay the Redemption Price of such Trust Securities, (b) with respect to a distribution of Debentures to Holders of Trust Securities in connection with a dissolution or liquidation of the Trust, Debentures having a principal amount equal to the Liquidation Amount of the Trust Securities of the Holder to whom such Debentures are distributed, and (c) with respect to any distribution of Additional Amounts to Holders of Trust Securities, Debentures having a principal amount equal to the Liquidation Amount of the Trust Securities in respect of which such distribution is made.

     "Liquidation Amount" means the stated amount of $1,000 per Trust Security.

     "Liquidation Date" means the date of dissolution, winding-up or termination and liquidation of the Trust pursuant to Section 9.04(a).

     "Liquidation Distribution" has the meaning specified in Section 9.04(d).

     "London Banking Day" means a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

     "Majority in Liquidation Amount of The Capital Securities" or "Majority in Liquidation Amount of The Common Securities" means, except as provided by the Trust Indenture Act, Capital Securities or Common Securities, as the case may be, representing more than 50% of the aggregate Liquidation Amount of all then Outstanding Capital Securities or Common Securities, as the case may be.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the Chief Executive Officer, the President or a Vice President, and by the Chief Financial Officer, the Secretary or an Assistant Secretary, of the Depositor, and delivered to the appropriate Trustee. One of the officers signing an Officers' Certificate given pursuant to Section
8.16 shall be the principal executive, financial investment or accounting officer of the Depositor. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include:

         (a)      a  statement   that  each   officer   signing  the   Officers'
                  Certificate has read the covenant or condition and the definitions relating thereto;

         (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

         (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Trust, the Property Trustee or the Depositor, and may be an employee of any thereof, and who shall be acceptable to the Property Trustee.

     "Original Trust Agreement" has the meaning specified in the recitals to this Trust Agreement.

     "Outstanding," when used with respect to Trust Securities, means, as of the date of determination, all Trust Securities theretofore executed, authenticated and delivered under this Trust Agreement, except:

         (a) Trust Securities theretofore canceled by the Administrative Trustees or delivered to the Administrative Trustees for cancellation;

         (b) Trust Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent; provided that, if such Trust Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Trust Agreement; and

         (c) Trust Securities that have been paid or in exchange for or in lieu of which other Capital Securities have been executed, authenticated and delivered pursuant to this Trust Agreement;

provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Capital Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Capital Securities owned by the Depositor, any Trustee or any Affiliate of the Depositor or any Trustee shall be disregarded and deemed not to be Outstanding, except that (a) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Capital Securities which such Trustee knows to be so owned shall be so disregarded and (b) the foregoing shall not apply at any time when all of the

Outstanding Capital Securities are owned by the Depositor, one or more of the Trustees and/or any such Affiliate. Capital Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Administrative Trustees the pledgee's right so to act with respect to such Capital Securities and that the pledgee is not the Depositor or any Affiliate of the Depositor.

     "Owner" means each Person who is the beneficial owner of a Global Capital Securities Certificate as reflected in the records of the Clearing Agency or, if a Clearing Agency Participant is not the Owner, then as reflected in the records of a Person maintaining an account with such Clearing Agency (directly or indirectly, in accordance with the rules of such Clearing Agency).

     "Parent" has the meaning specified in the preamble to this Trust Agreement.

     "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 5.10 and shall initially be the Bank.

     "Payment Account" means a segregated non-interest-bearing corporate trust account maintained by the Property Trustee with the Bank in its corporate trust department for the benefit of the Securityholders in which all amounts paid in respect of the Debentures will be held and from which the Property Trustee shall make payments to the Securityholders in accordance with Section 4.01.

     "Person" means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

     "Placement Agent" means First Tennessee Capital Markets.

     "Property Trustee" means the commercial bank or trust company identified as the "Property Trustee" in the preamble to this Trust Agreement solely in its capacity as Property Trustee of the Trust heretofore formed and continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as herein provided.

     "Purchase Terms Agreement" means the Purchase Terms Agreement, dated May 7, 1999 among North Country Financial Corporation, North Country Capital Trust, and the Placement Agent.

     "Redemption Date" means, with respect to any Trust Security to be redeemed, the date fixed for such redemption by or pursuant to this Trust Agreement; provided that each Debenture Redemption Date pursuant to the Indenture, shall be a Redemption Date for a Like Amount of Trust Securities.

     "Redemption Price" means, with respect to any date fixed for redemption of any Trust Security, the Liquidation Amount of such Trust Security, plus accumulated and unpaid Distributions up to, but excluding such date, paid by the Depositor upon the concurrent redemption of a Like Amount of Debentures allocated on a pro rata basis (based on Liquidation Amounts) among the Trust Securities.

     "Relevant Trustee" shall have the meaning specified in Section 8.10.

     "Restricted Capital Securities" means all Capital Securities required pursuant to Section 5.04(b) to bear a Restricted Capital Securities Legend on the Restricted Capital Securities Certificate. Such term includes the Global Capital Securities Certificate.

     "Restricted Capital Securities Certificate" means a certificate evidencing ownership of Restricted Capital Securities.

     "Restricted Capital Securities Legend" means a legend substantially in the form of the legend required in Section 5.05(c).

     "Securities Act" means the Securities Act of 1933, as amended.

     "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 5.05(a).

     "Securityholder" or "Holder" means a Person in whose name a Trust Security or Securities is registered in the Securities Register; any such Person shall be deemed to be a beneficial owner within the meaning of the Delaware Business Trust Act.

     "Telerate Page 3750" means the display designated as "Page 3750" on the Dow Jones Telerate Service (or such other page as may replace Page 3750 on that service or such other service or services as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying London interbank offered rates for U.S. dollars deposits.

     "Trust" means North Country Capital Trust, the Delaware business trust created and continued hereby and identified on the cover page to this Trust Agreement.

     "Trust Agreement" means this Amended and Restated Trust Agreement, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including all exhibits hereto, including, for all purposes of this Trust Agreement and any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Trust Agreement and any such modification, amendment or supplement, respectively.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, and as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

     "Trust Property" means (a) the Debentures, (b) any cash on deposit in, or owing to, the Payment Account, (c) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to the trusts of this Trust Agreement and (d) the rights of the Property Trustee under the Guarantee.

     "Trust Security" means any one of the Common Securities or the Capital Securities.

     "Trust Securities Certificate" means any one of the Common Securities Certificates or the Capital Securities Certificates.

     "Trustees"  has  the  meaning  specified  in the  preamble  to  this  Trust
Agreement.

                                   Article II

                           ESTABLISHMENT OF THE TRUST

     Section 2.01 NAME. The Trust created and continued hereby shall be known as "North Country Capital Trust," as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders of Trust Securities and the other Trustees, in which name the Trustees may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

     Section 2.02 OFFICE OF THE PROPERTY TRUSTEE; PRINCIPAL PLACE OF BUSINESS. The office of the Property Trustee in the State of Delaware is at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention:
Corporate Trust Administration, or such other address in the State of Delaware as the Property Trustee may designate by written notice to the Securityholders and the Depositor. The principal place of business of the Trust is c/o North Country Financial Corporation, 130 South Cedar Street, Manistique, Michigan 49854.

     Section 2.03 INITIAL CONTRIBUTION OF TRUST PROPERTY; ORGANIZATIONAL EXPENSES. The Property Trustee acknowledges receipt in trust from the Depositor in connection with the Original Trust Agreement of the sum of $10, which constituted the initial Trust Property. The Depositor shall pay organizational expenses of the Trust as they arise or shall, upon request of any Trustee, promptly reimburse such Trustee for any such expenses paid by such Trustee. The Depositor shall make no claim upon the Trust Property for the payment of such expenses.

     Section 2.04 ISSUANCE OF THE CAPITAL SECURITIES. Contemporaneously with the execution and delivery of this Trust Agreement, an Administrative Trustee, on behalf of the Trust, shall execute in accordance with Section 5.02 of this Trust Agreement and deliver in accordance with the Purchase Terms Agreement one or more Capital Securities Certificates, registered in the name of the Persons entitled thereto, in an aggregate amount of 12,450 Capital Securities having an aggregate Liquidation Amount of 12,450,000 against receipt of the aggregate purchase price of such Capital Securities of $12,450,000 which amount such Administrative Trustee shall promptly deliver to the Property Trustee.

     Section 2.05 ISSUANCE OF THE COMMON SECURITIES; SUBSCRIPTION AND PURCHASE OF DEBENTURES. Contemporaneously with the execution and delivery of this Trust Agreement, an Administrative Trustee, on behalf of the Trust, shall execute in accordance with Section 5.02 of this Trust Agreement and deliver to the Depositor, Common Securities Certificates registered in the name of the Depositor, in an aggregate amount of 386 Common Securities having an aggregate Liquidation Amount of $386,000 against payment by the Depositor of such amount. Contemporaneously therewith, an Administrative Trustee, on behalf of the Trust, shall subscribe to and purchase from the Depositor, Debentures, registered in the name of the Property Trustee on behalf of the Trust and having an aggregate principal amount equal to $386,000 and, in satisfaction of the purchase price for such Debentures, the Property Trustee, on behalf of the Trust, shall deliver to the Depositor the sum of $12,836,000.

     Section 2.06 DECLARATION OF TRUST. The exclusive purposes and functions of the Trust are (a) to issue and sell Trust Securities and use the proceeds from such sale to acquire the Debentures, and (b) to engage in those activities necessary, convenient or incidental thereto. The Depositor hereby appoints the Trustees as trustees of the Trust, to have all the rights, powers and duties set forth herein, and the Trustees hereby accept such appointment. The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Trust and the Securityholders. The Administrative Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust.

     Section 2.07 AUTHORIZATION TO ENTER INTO CERTAIN TRANSACTIONS.

          (a) The Property Trustee and the Administrative Trustees shall conduct the affairs of the Trust in accordance with the terms of this Trust Agreement. Subject to the limitations set forth in paragraph (b) of this Section, and in accordance with the following provisions (i) and (ii), the Property Trustee and the Administrative Trustees shall have the authority to enter into all transactions and agreements determined by the Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees under this Trust Agreement, and to perform all acts in furtherance thereof, including without limitation, the following:

               (i) As among the Trustees, the Administrative Trustees shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

                    (A) the issuance and sale of the Trust Securities;

                    (B) to  cause  the  Trust  to enter  into,  and to  execute, deliver and perform on behalf of the Trust, the Expense Agreement and the Certificate Depository Agreement and such other agreements as may be necessary or desirable in connection with the purposes and function of the Trust;

                    (C) assisting in any registration of the Capital  Securities under state securities or blue sky laws;

                    (D) assisting in the approval for trading of the Capital Securities upon the PORTAL System and the preparation and filing of any periodic and other reports and other documents pursuant to the foregoing;

                    (E) the sending of notices  (other than  notices of default)
               and other information regarding the Trust Securities and the Debentures to the Securityholders in accordance with this Trust Agreement;

                    (F) the consent to the appointment of a Paying Agent, authenticating agent and Securities Registrar in accordance with this Trust Agreement (which consent shall not be unreasonably withheld);

                    (G) to the  extent  provided  in this Trust  Agreement,  the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                    (H) unless  otherwise  determined by the Property Trustee or the Holders of at least a majority of Liquidation Amount of the Capital Securities, or as otherwise required by the Delaware Business Trust Act, to execute on behalf of the Trust (either acting alone or together with any or all of the Administrative Trustees) any documents that the Administrative Trustees have the power to execute pursuant to this Trust Agreement; and

                    (I) the taking of any action  incidental to the foregoing as the Trustees may from time to time determine is necessary or advisable to give effect to the terms of this Trust Agreement and protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder).

               (ii) As among the Trustees, the Property Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

                    (A) the establishment of the Payment Account;

                    (B) the receipt of the Debentures;

                    (C) the  collection  of  interest,  principal  and any other payments  made  in  respect  of the  Debentures  in  the  Payment
               Account;

                    (D) the  distribution  through  the Paying  Agent of amounts distributable to the Securityholders in respect of the Trust Securities;

                    (E)  registering   transfers  of  the  Trust  Securities  in
               accordance with this Trust Agreement;

                    (F) the exercise of all of the rights, powers and privileges of a holder of the Debentures;

                    (G) the sending of notices of default and other  information
               regarding  the  Trust   Securities  and  the  Debentures  to  the
               Securityholders in accordance with this Trust Agreement;

                    (H) the  distribution  of the Trust  Property in  accordance with the terms of this Trust Agreement;

                    (I) to the  extent  provided  in this Trust  Agreement,  the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                    (J) after an Event of Default  (other  than under  paragraph
               (b), (c), (d) or (e) of the definition of such term if such Event of Default is by or with respect to the Property Trustee, in which case the Administrative Trustees shall have such power, duty and authority) the taking of any action incidental to the foregoing as the Property Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Trust Agreement and protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder); and

                    (K) any of the duties, liabilities,  powers or the authority of the Administrative Trustees set forth in Section 2.7(a)(i)(E) and (I) herein; and in the event of a conflict between the action of the Administrative Trustees and the action of the Property Trustee, the action of the Property Trustee shall prevail.

          (b) So long as this Trust Agreement remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Trustees and the Trust shall not
     (i) acquire any investments or engage in any activities not authorized by this Trust Agreement, (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Securityholders, except as expressly provided herein, (iii) take any action that would result in more than an insubstantial risk that the Trust would fail or cease to qualify as a "grantor trust" for United States Federal income tax purposes, (iv) incur any indebtedness for borrowed money or issue any other debt or (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property. The Administrative Trustees shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Securityholders in their capacity as Securityholders.

          (c) In connection with the issuance and sale of the Capital Securities, the Depositor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Depositor in furtherance of the following prior to the date of this Trust Agreement are hereby ratified and confirmed in all respects as actions of the Trust):

               (i) to prepare preliminary and final Offering Memoranda with respect to the transactions contemplated by the Purchase Terms Agreement;

               (ii) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Capital Securities and to do any and all such acts, other than actions which must be taken by or on behalf of the Trust, and advise the Trustees of actions they must take on behalf of the Trust, and prepare for execution and filing any documents to be executed and filed by the Trust or on behalf of the Trust, as the Depositor deems necessary or advisable in order to comply with the applicable laws of any such States and in connection with the sale of the Capital Securities;

               (iii) to negotiate the terms of, and execute and deliver, the Purchase Terms Agreement providing for the sale of the Capital Securities; and

               (iv) to take any other actions necessary or desirable to carry out any of the foregoing activities.

          (d) Notwithstanding anything herein to the contrary, the Administrative Trustees are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not (i) be deemed to be an "investment company" required to be registered under the Investment Company Act, or (ii) fail or cease to qualify as a grantor trust for United States Federal income tax purposes and so that the Debentures will be treated as indebtedness of the Depositor for United States Federal income tax purposes. In this connection, the Depositor and the Administrative Trustees are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Trust Agreement, that each of the Depositor and the Administrative Trustees determines in its discretion to be necessary or desirable for such purposes as long as such action does not adversely affect in any material respect the interests of the Holders of the Capital Securities. In no event shall the Trustees be liable to the Trust or the Holders for any failure to comply with this section that results from a change in law or regulation or in the interpretation thereof.

          (e) All prior actions taken by the Administrative Trustees on behalf of Parent in furtherance of Parent's powers, duties and obligations under the Original Trust Agreement are hereby ratified and affirmed as actions of the Trust.

     Section 2.08 ASSETS OF TRUST. The assets of the Trust shall consist of the Trust Property.

     Section 2.09 TITLE TO TRUST PROPERTY. Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the Trust and the Securityholders in accordance with this Trust Agreement.

                                   Article III

                                 PAYMENT ACCOUNT

     Section 3.01 PAYMENT ACCOUNT.

          (a) On or prior to the Closing Date, the Property Trustee shall establish the Payment Account. The Property Trustee and any agent of the Property Trustee shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Trust Agreement. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Securityholders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

          (b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal of or interest on, and any other payments or proceeds with respect to, the Debentures. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.

                                   Article IV

                            DISTRIBUTIONS; REDEMPTION

     Section 4.01 DISTRIBUTIONS.

          (a) The Trust Securities represent undivided beneficial interests in the Trust Property, and Distributions (including Additional Amounts) will be made on the Trust Securities at the rate and on the dates that payments of interest (including Additional Interest, as defined in the Indenture) are made on the Debentures. Accordingly:

               (i) Distributions on the Trust Securities shall be cumulative, and will accumulate whether or not there are funds of the Trust available for the payment of Distributions. Distributions shall accumulate from May 14, 1999, and, except in the event (and to the extent) that the Parent exercises its right to defer interest payments for the Debentures pursuant to Section 301 of the Indenture (an "Extension Period"), shall be payable quarterly in arrears on February 14, May 14, August 14, and November 14 of each year, commencing on August 14, 1999. If any date on which Distributions are otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distribution shall be made on the next succeeding day which is a Business Day (and without any additional distribution or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, payment of such Distribution shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date on which such payment was originally payable (each date on which distributions are payable in accordance with this Section 4.01(a), a "Distribution Date").

               (ii) Assuming payments of interest on the Debentures are made when due (and before giving effect to Additional Amounts, if applicable), Distributions on the Capital Securities shall be payable at a rate per annum quarterly equal to 3-month LIBOR plus 2.50% of the Liquidation Amount of the Capital Securities. The Distribution Rate on the Capital Securities for any Distribution Period will be effective as of the first day of such Distribution Period. The Distribution Rate on the Capital Securities for each Distribution Period will be determined on the Determination Date for such Distribution Period and be a per annum rate equal to 3-month LIBOR plus 2.50%; provided, however, that the Distribution Rate for the period beginning on (and including) the date of original issuance and ending on (but excluding) August 14, 1999, in respect of the Capital Securities will be 7.50%. The amount of Distributions payable for any full period shall be computed on the basis of actual days elapsed and a 360-day year. The amount of Distributions for any partial period shall be computed on the basis of the actual number of days elapsed and a 360-day year. The amount of Distributions payable for any period shall include the Additional Amounts, if any.

               (iii) Distributions on the Trust Securities shall be made by the Property Trustee from the Payment Account and shall be deemed payable on each Distribution Date only to the extent that the Trust has funds available in the Payment Account for the payment of such Distributions.

          (b) Distributions on the Trust Securities with respect to a Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities at the close of business on the relevant record date, which shall be , for so long as the Capital Securities remain in book-entry form, one Business Day prior to the relevant Distribution Date and, in the event the Capital Securities are not in book-entry form, the day which is fifteen days prior to the date the relevant Distribution Date occurs.

     Section 4.02 REDEMPTION.

          (a) On each Debenture Redemption Date and on the stated maturity of the Debentures, the Trust will be required to redeem a Like Amount of Trust Securities subject to approval of the Federal Reserve, if then required under the applicable capital guidelines or policies of the Federal Reserve, at the Redemption Price.

          (b) Notice of redemption shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 45 nor more than 75 days prior to the Redemption Date to each Holder of Trust Securities to be redeemed, at such Holder's address appearing in the Security Register. All notices of redemption or liquidation shall state: (i) the Redemption Date;

               (ii) the Redemption Price;

               (iii) the CUSIP number or numbers of the Capital Securities affected;

               (iv) if less than all the Outstanding Trust Securities are to be redeemed, the aggregate Liquidation Amount of the Trust Securities to be redeemed;

               (v) that on the Redemption Date the Redemption Price will become due and payable upon each such Trust Security to be redeemed and that Distributions thereon will cease to accrue on and after said date; and
          (vi) the place or places where the Trust Securities are to be surrendered for the payment of the Redemption Price.

          (c) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price with the proceeds from the contemporaneous redemption of Debentures. Redemptions of the Trust Securities shall be made and the Redemption Price shall be payable on each Redemption Date only to the extent that the Trust has funds available in the Payment Account for the payment of such Redemption Price.

          (d) If the Property Trustee gives a notice of redemption in respect of any Capital Securities, then, by 12:00 noon, New York City time, on the Redemption Date, subject to Section 4.02(c), the Property Trustee will irrevocably deposit with the Paying Agent funds sufficient to pay the applicable Redemption Price and will, so long as the Capital Securities are in book-entry-only form, irrevocably deposit with the Clearing Agency for the Capital Securities Funds sufficient to pay the applicable Redemption Price, will give such Clearing Agency irrevocable instructions and authority to pay the redemption price to the Holders thereof. If the Capital Securities are no longer in book-entry-only form, the Property Trustee, subject to Section 4.02(c), will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price to the Holders thereof upon surrender of their Capital Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then upon the date of such deposit, all rights of Securityholders holding Trust Securities so called for redemption will cease, except the right of such Securityholders to receive the Redemption Price and any Distribution payable in respect of the Trust Securities on or prior to the Redemption Date, but without interest on such Redemption Price, and such Trust Securities will cease to be outstanding. In the event that any date fixed for redemption of Trust

     Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date. In the event that payment of the Redemption Price in respect of any Trust Securities called for redemption is improperly withheld or refused and not paid either by the Trust or by the Depositor pursuant to the Guarantee, Distributions on such Trust Securities will continue to accumulate, as set forth in Section 4.01, from the Redemption Date originally established by the Trust for such Trust Securities to the date such Redemption Price is actually paid, in which case the actual payment date will be the date fixed for redemption for purposes of calculating the Redemption Price.

          (e) Payment of the Redemption Price on the Trust Securities and distribution of Debentures to holders of Capital Securities shall be made to the record holders thereof as they appear on the Securities Register for the Trust Securities on the relevant record date, which shall be the date fifteen (15) days prior to the relevant Redemption Date or Liquidation Date, as applicable.

          (f) Subject to Section 4.03(a), if less than all of the outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of such Trust Securities to be redeemed will be allocated pro rata to the Trust Securities based upon the relative Liquidation Amounts of such classes. The particular Capital Securities to be redeemed will be selected on a pro rata basis by the Property Trustee from the outstanding Capital Securities not previously called for redemption, by such method (including, without limitation, by lot) as the Property Trustee deems fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or an integral multiple of $1,000 in excess thereof) of the Liquidation Amount of Capital Securities of a denomination larger than $1,000; provided, however, that in no event shall the Property Trustee redeem a number of Capital Securities from a holder if, as a result of such redemption, such holder would own a number of Capital Securities equal to or greater than one, but less than
     100. The Property Trustee will promptly notify the registrar for the Capital Securities in writing of the Capital Securities selected for redemption and, in the case of any Capital Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed. For all purposes of the Trust Agreement, unless the context otherwise requires, all provisions relating to the redemption of Capital Securities will relate to the portion of the aggregate Liquidation Amount of Capital Securities which has been or is to be redeemed.

     Section 4.03 SUBORDINATION OF COMMON SECURITIES.

          (a) Payment of Distributions (including Additional Amounts, if applicable) on, the Redemption Price of and the Liquidation Distribution in respect of the Trust Securities, as applicable, shall be made, subject to
     Section  4.02(f),  pro rata  among the  Capital  Securities  and the Common
     Securities based on the Liquidation Amount of the Trust Securities; provided, however, that if on any Distribution Date, Redemption Date or Liquidation Date any Event of Default resulting from a Debenture Event of Default shall have occurred and be continuing, no payment of any
     Distribution (including Additional Amounts, if applicable) on, or Redemption Price of or Liquidation Distribution in respect of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions (including Additional Amounts, if applicable) on all Outstanding Capital Securities for all distribution periods terminating on or prior thereto, or in the case of payment of the Redemption Price the full amount of such Redemption Price on all Outstanding Capital Securities, then called for redemption, or in the case of payment of the Liquidation Distribution the full amount of such Liquidation Distribution on all Outstanding Capital Securities, shall have been made or provided for, and all funds available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions (including Additional Amounts, if applicable) on, or the Redemption Price of, Capital Securities then due and payable.

          (b) In the case of the occurrence of any Event of Default resulting from any Debenture Event of Default, the Holder of Common Securities will be deemed to have waived any right to act with respect to any such Event of Default under this Trust Agreement until the effect of all such Events of Default with respect to the Capital Securities have been cured, waived or otherwise eliminated. Until all such Events of Default under this Trust Agreement with respect to the Capital Securities have been so cured, waived or otherwise eliminated, the Property Trustee shall act solely on behalf of the Holders of the Capital Securities and not on behalf of the Holder of the Common Securities, and only the Holders of the Capital Securities will have the right to direct the Property Trustee to act on their behalf.

     Section 4.04 PAYMENT PROCEDURES. Payments of Distributions (including Additional Amounts if applicable) in respect of the Capital Securities shall be made at (a) the Corporate Trust Office of the Property Trustee, (b) the principal office of any Paying Agent, or (c) the principal office of the Securities Registrar; provided that payment of any Distribution may be made, at the option of the Administrative Trustees, by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register or by wire transfer in immediately available funds at such place and to such account as may be designated by the Person entitled thereto as specified in the Securities Register; if the Capital Securities are held by a Clearing Agency, such payments shall be made either by check or by wire transfer, at the option of the Paying Agent, to the Clearing Agency in immediately available funds, which shall credit the relevant Persons' accounts at such Clearing Agency on the applicable Distribution Dates. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Holder of the Common Securities.

     Section 4.05 TAX RETURNS AND REPORTS.

          (a) The Administrative Trustees shall prepare (or cause to be prepared), at the Depositor's expense, and filed by January 31 following each calendar year all Federal, state and local tax and information returns and reports required to be filed by or in respect of the Trust. In this regard, by January 31 following each calendar year the Administrative Trustees shall (a) prepare and file (or cause to be prepared or filed) the Internal Revenue Service Form 1041 (or any successor form) required to be filed in respect of the Trust in each taxable year of the Trust and (b) prepare and furnish (or cause to be prepared and furnished) to each Securityholder the related Internal Revenue Service Form 1099 (or any successor form). The Administrative Trustees shall provide the Depositor and the Property Trustee with a copy of all such returns, reports and schedules promptly after such filing or furnishing.

          (b) In the event that any withholding tax is imposed on the Trust's payment to a Securityholder, such tax shall reduce the amount otherwise distributable to the Securityholder in accordance with this Section. Any Securityholder who is a nonresident alien individual or which is organized under the laws of a jurisdiction outside the United States shall, on or prior to the date such Securityholder becomes a Securityholder, (a) so notify the Trust and the Trustees, and (b) either (i) provide the Trust and the Trustees with Internal Revenue Service Form 1001, 4224, 8709 or W-8, as appropriate, or (ii) notify the Trust and the Trustees that it is not entitled to an exemption from United States withholding tax or a reduction in the rate thereof on payments of interest. Any such Securityholder agrees by its acceptance of a Capital Security, on an ongoing basis, to provide like certification for each taxable year for which it is necessary to provide such information and to notify the Trust and the Trustees should subsequent circumstances arise affecting the information provided the Trustees in clauses (a) and (b) above. The Trustees shall be fully protected in relying upon, and each Securityholder by its acceptance of a Capital Security hereunder agrees to indemnify and hold the Trustees harmless against all claims or liability of any kind arising in connection with or related to the Trustees' reliance upon, any documents, forms or information provided by any Securityholder to the Trustees. In addition, if the Trustees have not withheld taxes on any payment made to any Securityholder, and the Trustees are subsequently required to remit to any taxing authority any such amount not withheld, such Securityholder shall return such amount to the Trustees upon written demand by the Trustees. The Trustees shall be liable only for direct (but not consequential) damages to any Securityholder due to the Trustees' violation of the Code and only to the extent such liability is caused by the Trustees' failure to act in accordance with its standard of care under this Agreement. The Trustees shall comply with United States federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Securityholders under the Trust Securities.

     Section 4.06 PAYMENT OF TAXES, DUTIES, ETC. OF THE TRUST. Upon receipt under the Debentures of Additional Sums (as defined in the Indenture), the Property Trustee shall promptly pay any taxes, duties or governmental charges of whatsoever nature (other than withholding taxes) imposed on the Trust by the United States or any other taxing authority.

     Section 4.07 PAYMENTS UNDER INDENTURE. Any amount payable hereunder to any Holder of Capital Securities (and any Owner with respect thereto) shall be reduced by the amount of any corresponding payment such Holder (and Owner with respect to a Holder's Capital Securities) has directly received pursuant to
Section 508 of the Indenture or Section 5.11 of this Trust Agreement.

                                    Article V

                          TRUST SECURITIES CERTIFICATES

     Section 5.01 INITIAL OWNERSHIP. Upon the formation of the Trust and the contribution by the Depositor pursuant to Section 2.03 and until the issuance of the Trust Securities, and at any time during which no Trust Securities are outstanding, the Depositor shall be the sole beneficial owner of the Trust.

     Section 5.02 THE TRUST SECURITIES CERTIFICATES.

          (a) The Capital Securities Certificates shall be issued in minimum denominations of $100,000 Liquidation Amount (100 Capital Securities) and integral multiples of $1,000 in excess thereof, and the Common Securities Certificates shall be issued in denominations of $1,000 Liquidation Amount and integral multiples thereof. The Trust Securities Certificates shall be executed on behalf of the Trust by signature of one of the three Administrative Trustees. Trust Securities Certificates bearing the signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefits of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Securityholder, and shall be entitled to the rights and subject to the obligations of a Securityholder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Sections 5.03 and 5.05.

          (b) The Capital Securities Certificates issued to Qualified Institutional Buyers (as defined in Rule 144A under the Securities Act), upon original issuance, will be issued in the form of a Global Capital Securities Certificate registered in the name of Cede & Co. ("Cede"), as the Clearing Agency's nominee, and deposited with or on behalf of the Clearing Agency for credit by the Clearing Agency to the respective accounts of the Owners thereof (or such other accounts as they may direct). Except as set forth herein, record ownership of the Global Capital Security may be transferred, in whole or in part, only to another nominee of the Clearing Agency or to a successor of the Clearing Agency or its nominee.

          (c) The Capital Securities Certificates issued to Persons other than Qualified Institutional Buyers (as defined in Rule 144A under the Securities Act), upon original issuance, will be issued in the form of a Global Capital Securities Certificate registered in the name of Cede , as the Clearing Agency's nominee, and deposited with or on behalf of the Clearing Agency for credit by the Clearing Agency to the respective accounts of the Owners thereof (or such other accounts as they may direct). Except as set forth herein, record ownership of the Global Capital Security may be transferred, in whole or in part, only to another nominee of the Clearing Agency or to a successor of the Clearing Agency or its nominee.

          (d) No Capital Securities Certificate shall be entitled to the benefit of this Trust Agreement or be valid or obligatory for any purpose unless there appears on such Capital Securities Certificate a certificate of authentication substantially in the form contained in Exhibit C hereto executed by the Property Trustee by manual signature, and such certificate upon any Capital Securities Certificate shall be conclusive evidence, and the only evidence, that such Capital Securities Certificate has been duly authenticated and delivered hereunder.

          (e) A single Common Securities Certificate representing the Common Securities shall be issued to the Depositor in the form of a definitive Common Securities Certificate.

          (f) Pending the preparation of definitive Trust Securities Certificates, the Administrative Trustees may execute on behalf of the Trust and delivery, temporary Trust Securities Certificates which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Trust Securities Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Administrative Trustees executing such temporary Trust Securities Certificates may determine, as evidenced by their execution of such Trust Securities Certificates.

     If temporary Trust Securities Certificates are issued, the Trust will cause definitive Trust Securities Certificates to be prepared without unreasonable delay. After the preparation of definitive Trust Securities Certificates, the temporary Trust Securities Certificates shall be exchangeable for definitive Trust Securities Certificates upon surrender of the temporary Trust Securities Certificates at any office or agency of the Trust, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Trust Securities Certificates, the Administrative Trustees shall execute and deliver in exchange therefor a like amount of definitive Trust Securities Certificates having the same date of issuance and the same terms as such temporary Trust Securities Certificates. Until so exchanged, the temporary Trust Securities Certificates shall in all respects be entitled to the same benefits under this Trust Agreement as definitive Trust Securities Certificates.

     Section 5.03 DELIVERY OF TRUST SECURITIES CERTIFICATES On the Closing Date, the Administrative Trustees shall cause Trust Securities Certificates, in an aggregate Liquidation Amount as provided in Section 2.04, to be executed on behalf of the Trust and delivered to or upon the written order of the Depositor, executed by one authorized officer thereof, without further corporate action by the Depositor, in authorized denominations.

     Section 5.04 GLOBAL CAPITAL SECURITY

          (a) The Global Capital Securities issued under this Trust Agreement will be registered in the name of Cede, as a nominee of the Clearing Agency, and delivered to its custodian therefor, and such Global Capital Security shall constitute a single Capital Security for all purposes of this Trust Agreement.

          (b) Notwithstanding any other provision in this Trust Agreement, a Global Capital Security may not be exchanged in whole or in part for Capital Securities registered, and no transfer of a Global Capital Security in whole or in part may be registered, in the name of any Person other than the Clearing Agency for such Global Capital Security, Cede, or other nominee thereof unless (i) such Clearing Agency advises the Property Trustee in writing that such Clearing Agency is no longer willing or able to continue as Clearing Agency with respect to such Global Capital Security, and the Depositor is unable to locate a qualified successor, (ii) the Depositor at its sole option advises the Clearing Agency in writing that it elects to terminate the book-entry system through the Clearing Agency, or (iii) there shall have occurred and be continuing a Debenture Event of Default. If a Capital Security which is not a Global Capital Security is transferred to a Holder which desires to take delivery in the form of a beneficial interest in a Global Capital Security, then such transfer shall be permitted pursuant to the provisions of Section 5.05(b)(i). In addition, beneficial interests in a Global Capital Security may be exchanged by or on behalf of the Clearing Agency for certificated Capital Securities upon transfer of such beneficial interests to a non-Qualified Institutional Buyer.

          (c) If a Global Capital Security is to be exchanged for Capital Securities or canceled in whole, it shall be surrendered by or on behalf of the Clearing Agency or its nominee to the Securities Registrar for exchange or cancellation as provided in this Article V. If a Global Capital Security is to be exchanged for Capital Securities or canceled in part, or if a Capital Security is to be exchanged for Capital Securities or canceled in part, or if a Capital Security is to be exchanged in whole or in part for a beneficial interest in the Global Capital Security, then either (i) such Global Capital Security shall be so surrendered for exchange or cancellation as provided in this Article V or (ii) the aggregate Liquidation Amount thereof shall be reduced, subject to Section 5.02, or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the aggregate Liquidation Amount of such Capital Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Security Registrar, whereupon the Property Trustee, in accordance with the Applicable Procedures, shall instruct the Clearing Agency or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Capital Security by the Clearing Agency and Clearing Agency Participants, accompanied by registration instructions executed by an Administrative Trustee on behalf of the Trust and, to the extent required in Section 5.05(c), a Restricted Capital Securities Certificate, the Property Trustee shall, subject to the Article V, countersign and make available for delivery any executed Capital Securities delivered to it issuable in exchange for such Global Capital Security (or portion thereof) in accordance with the instructions of the Clearing Agency. The Property Trustee shall not be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions.

          (d) The Clearing Agency or its nominee, as the registered owner of a Global Capital Security, shall be considered the Holder of the Capital Securities represented by a Global Capital Security for all purposes under this Trust Agreement and the Capital Securities, and owners of beneficial interests in a Global Capital Security shall hold such interests pursuant to the Applicable Procedures and, except as otherwise provided herein, shall not be entitled to have any of the individual Capital Securities represented by a Global Capital Security registered in their names, shall not receive nor be entitled to receive physical delivery of any such Capital Securities in definitive form and shall not be considered the Holders thereof under this Trust Agreement. Accordingly, any such Owner's beneficial interest in a Global Capital Security shall be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Clearing Agency or its nominee. The Securities Registrar and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Trust Agreement relating to the Global Capital Securities (including the giving of notices or other communications required under this Trust Agreement, the payment of the Liquidation Amount of and
     Distributions on the Global Capital Securities and the giving of instructions or directions to Owners of Global Capital Securities) as the sole Holder of Global Capital Securities and shall have no obligations to the Owners thereof. Neither the Property Trustee nor the Securities Registrar shall have any liability in respect of any transfers effected by the Clearing Agency.

          (e) The rights of Owners of beneficial interests in a Global Capital Security shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such owners and the Clearing Agency. Neither the Clearing Agency nor its nominee will consent or vote with respect to the Capital Securities. Under its usual procedures, the Clearing Agency or its nominee would mail an Omnibus Proxy to the Trust as soon as possible after the relevant record date. The Omnibus Proxy assigns the consenting or voting rights of the Clearing Agency or its nominee to those Clearing Agency Participants, identified in a listing attached to such Omnibus Proxy, to whose accounts the Capital Securities are credited on such record date.

     Section  5.05  REGISTRATION  OF TRANSFER AND  EXCHANGE  GENERALLY;  CERTAIN
TRANSFERS  AND  EXCHANGES;  CAPITAL  SECURITIES  CERTIFICATES;   SECURITIES  ACT
LEGENDS.

          (a) The Property Trustee shall keep or cause to be kept at its Corporate Trust Office a register or registers for the purpose of registering Capital Securities Certificates and Common Securities Certificates and transfers and exchanges of Capital Securities Certificates and Common Securities Certificates in which the registrar and transfer agent with respect to the Capital Securities (the "Securities Registrar"), subject to such reasonable regulations as it may prescribe, shall provide for the registration of Capital Securities Certificates and Common Securities Certificates (subject to Section 5.11 in the case of Common Securities Certificates) and registration of transfers and exchanges of Capital Securities Certificates and Common Securities Certificates as herein provided. Such register is herein sometimes referred to as the "Securities Register." The Bank is hereby appointed "Securities Registrar" for the purpose of registering Capital Securities and transfers of Capital Securities as herein provided. The provisions of Sections 8.01, 8.03 and
     8.06 hereunder shall apply to the Bank also in its role as Securities Registrar.

     Upon surrender for registration of transfer of any Capital Security at the offices or agencies of the Property Trustee designated for that purpose, the Administrative Trustees shall execute, and the Property Trustee shall, if requested by an Administrative Trustee, authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Capital Securities of any authorized denominations of like tenor and aggregate liquidation amount and bearing such restrictive legends as may be required by this Trust Agreement.

     At the option of the Holder, Capital Securities may be exchanged for other Capital Securities of any authorized denominations, of like tenor and aggregate Liquidation Amount and bearing such restrictive legends as may be required by this Trust Agreement, upon surrender of the Capital Securities to be exchanged at such office or agency. Whenever any securities are so surrendered for exchange, an Administrative Trustee shall execute and the Property Trustee shall, if requested by an Administrative Trustee, authenticate and make available for delivery the Capital Securities that the Holder making the exchange is entitled to receive.

     All Capital Securities issued upon any transfer or exchange of Capital Securities shall be the valid obligations of the Trust, entitled to the same benefits under this Trust Agreement as the Capital Securities surrendered upon such transfer or exchange.

     Every Capital Security presented or surrendered for transfer or exchange shall (if so required by the Property Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Property Trustee and the Securities Registrar, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing.

     No service charge shall be made to a Holder for any transfer or exchange of Capital Securities, but the Property Trustee or the Securities Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Capital Securities.

     Neither the Trust nor the Property Trustee shall be required, pursuant to the provisions of this Section, to register the transfer of or exchange any Capital Security so selected for redemption in whole or in part, except, in the case of any such Capital Security to be redeemed in part, any portion thereof not to be redeemed.

     The Capital Securities will be issued, and may be transferred, only in blocks having a Liquidation Amount of not less than $100,000 and integral multiples of $1,000 in excess thereof. Any transfer, sale or other disposition of Capital Securities in a block having a Liquidation Amount of less than $100,000 shall be deemed to be void and of no legal effect whatsoever. Any such transferee shall be deemed not to be the Holder of such Capital Securities for any purpose, including but not limited to the receipt of Distributions on such Capital Securities, and such transferee shall be deemed to have no interest whatsoever in such Capital Securities.

          (b) Certain Transfers and Exchanges. Subject to Section 5.04(c), but notwithstanding any other provision of this Trust Agreement, transfers and exchanges of Capital Securities and beneficial interests in a Global Capital Security shall be made only in accordance with this Section 5.05(b) and Section 5.04(c).

               (i) Non-Global Capital Security to Global Capital Security. If the Holder of a Capital Security (other than the Global Capital Security) wishes at any time to transfer all or any portion of such Capital Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Global Capital Security, such transfer may be effected only in accordance with the provisions of this clause (b)(i) and subject to the Applicable Procedures. Upon receipt by the Securities Registrar of (A) such Capital Security as provided in Section 5.05(a) and instructions satisfactory to the Securities Registrar directing that a beneficial interest in a Global Capital Security in a specified liquidation amount not greater than the liquidation amount of such Capital Security to be credited to a specified Clearing Agency Participant's account, (B) a Capital Securities Certificate duly executed by such Holder or such Holder's attorney duly authorized in writing, and (C) a certification substantially similar to that attached hereto as Exhibit C, then the Securities Registrar shall cancel such Capital Security (and issue a new Capital Security in respect of any untransferred portion thereof) and increase the aggregate Liquidation Amount of the Global Capital
          Security by the specified Liquidation Amount as provided in Section 5.04(c).

               (ii) Non-Global Capital Security to Non-Global Capital Security. A Capital Security that is not a Global Capital Security may be transferred, in whole or in part, to a Person who takes delivery in the form of another Capital Security that is not a Global Capital Security as provided in Section 5.05(a); provided that if the Capital Security to be transferred in whole or in part is a Restricted Capital Security, the Securities Registrar shall have received a Restricted Capital Securities Certificate duly executed by the transferor Holder or such Holder's attorney duly authorized in writing.

               (iii) Exchanges Between Global Capital Security and Non-Global Capital Security. A beneficial interest in the Global Capital Security may be exchanged for a Capital Security that is not a Global Capital Security only as provided in Section 5.04.

               (iv) Limitations Relating to Liquidation Amount. Notwithstanding any other provision of this Trust Agreement and unless otherwise specified as permitted by this Trust Agreement, Capital Securities or portions thereof may be transferred or exchanged only in Liquidation Amounts of not less than $100,000 and integral multiples of $1,000 in excess thereof. Any transfer, exchange or disposition of Capital Securities in contravention of this Section 5.05(b)(iv) shall be deemed to be void and of no legal effect whatsoever, any such transferee shall be deemed not to be the Holder or owner of any beneficial interest in such Capital Securities for any purpose, including but not limited to the

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
          receipt of interest payable on such Capital Securities, and such transferee shall be deemed to have no interest whatsoever in such Capital Securities.

          (c)  Restricted  Securities  Legend.  (i)  Except as set forth in this
     Section 5.04(c), all Capital Securities shall bear a Restricted Capital Securities legend substantially in the following form:

         THIS CAPITAL SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS CAPITAL SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

         THE HOLDER OF THIS CAPITAL SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS CAPITAL SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY "AFFILIATE" OF THE COMPANY WAS THE OWNER OF THIS CAPITAL SECURITY (OR ANY PREDECESSOR OF THIS CAPITAL SECURITY) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) AS LONG AS THIS CAPITAL SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS CAPITAL SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (E) TO AN INDIVIDUAL ACCREDITED INVESTOR WITHIN THE MEANING OF SUBPARAGRAPH (A)(5) OR (6) OF RULE 501 UNDER THE SECURITIES ACT, RESIDING IN ONE OF THE JURISDICTIONS AUTHORIZED BY THE COMPANY, THAT IS PURCHASING THE CAPITAL SECURITIES FOR ITS OWN ACCOUNT FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE TRUST AND THE COMPANY PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, (ii) PURSUANT TO CLAUSE (D) TO REQUIRE THAT THE TRANSFEROR DELIVER TO THE TRUST A LETTER FROM THE TRANSFEREE SUBSTANTIALLY IN THE FORM OF APPENDIX D TO THE OFFERING MEMORANDUM DATED MAY 7, 1999, AND (iii) PURSUANT TO CLAUSE (E) TO REQUIRE THAT THE TRANSFEROR DELIVER TO THE TRUST OR OTHER TRANSFER AGENT A QUESTIONNAIRE AND INVESTMENT AGREEMENT, EACH OF WHICH IS AVAILABLE FROM THE COMPANY. SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CAPITAL SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

                  (ii) Subject to the following paragraphs of this Section 5.04(c), a new Capital Security (other than a Global Capital Security) that does not bear a Restricted Capital Securities Legend may be issued in exchange for or in lieu of a Restricted Capital Security or any portion thereof that bears such a legend if, in the Depositor's judgment, placing such a legend upon such new Capital Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Property Trustee, at the written direction of the Trust in the form of an Officers' Certificate, shall authenticate and deliver such a new Capital Security as provided in this Article V.

               (iii) Notwithstanding the foregoing provisions of this Section 5.04(c), a successor Capital Security of a Capital Security that does not bear a Restricted Capital Securities Legend shall not bear such form of legend unless the Depositor has reasonable cause to believe that such successor Capital Security is a "restricted security" within the meaning of Rule 144 under the Securities Act, in which case the Property Trustee, at the written direction of the Trust in the form of an Officer's Certificate, shall authenticate and deliver a new Capital Security bearing a Restricted Capital Securities Legend in exchange for such successor Capital Security as provided in this Article V.

               (iv) Upon any sale or transfer of a Restricted Capital Security (including any Restricted Capital Security represented by a Global Capital Security) pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 under the Securities Act after such registration ceases to be effective, (A) in the case of an Restricted Capital Security that is a definitive Capital Security, the Securities Registrar shall permit the Holder thereof to exchange such Restricted Capital Security for a definitive Capital Security that does not bear the Restricted Securities Legend and rescind any restriction on the transfer of such Restricted Capital Security; and
          (B) in the case of any Restricted Capital Security that is represented by a Global Capital Security, the Securities Registrar shall permit the Holder of such Global Capital Security to exchange such Global Capital Security for another Global Capital Security that does not bear the Restricted Securities Legend.

               (v) If Restricted Capital Securities are being presented or surrendered for transfer or exchange then there shall be (if so required by the Property Trustee), (a) if such Restricted Capital Securities are being delivered to the Securities Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or (b) if such Restricted Capital Securities are being transferred, if the Trust or Securities Registrar so requests, evidence reasonably satisfactory to them as to the compliance with the restrictions set forth in the Restricted Capital Securities Legend.

     Section 5.06 MUTILATED, DESTROYED, LOST OR STOLEN TRUST SECURITIES CERTIFICATES. If (a) any mutilated Trust Securities Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate and (b) there shall be delivered to the Securities Registrar and the Administrative Trustees such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a bona fide purchaser, the Administrative Trustees, or any one of them, on behalf of the Trust shall execute and cause to be made available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like class, tenor and denomination. In connection with the issuance of any new Trust Securities Certificate under this Section, the Administrative Trustees or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Securities Certificate issued pursuant to this Section shall constitute conclusive evidence of an undivided beneficial interest in the assets of the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

     Section 5.07 PERSONS DEEMED SECURITYHOLDERS. Prior to due presentation of a Trust Securities Certificate for registration of transfer, the Administrative Trustees or the Securities Registrar shall treat the Person in whose name any Trust Securities Certificate shall be registered in the Securities Register as the owner of such Trust Securities Certificate for the purpose of receiving distributions and for all other purposes whatsoever, and neither the Trustees nor the Securities Registrar shall be bound by any notice to the contrary.

     Section 5.08 ACCESS TO LIST OF SECURITYHOLDERS' NAMES AND ADDRESSES. Each Holder, by receiving and holding a Trust Securities Certificate, and each Owner shall be deemed to have agreed not to hold either the Depositor, the Property Trustee or the Administrative Trustees accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

     Section 5.09 MAINTENANCE OF OFFICE OR AGENCY. The Administrative Trustees shall maintain an office or offices or agency or agencies where Capital
Securities Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustees in respect of the Trust Securities Certificates may be served. The Administrative Trustees initially designate the Corporate Trust Office as the office for such purposes. Such offices may also consist of the principal office of any Paying Agent or the principal office of the Securities Registrar. The Administrative Trustees shall give prompt written notice to the Depositor and to the Securityholders of any change in the location of the Securities Register or any such office or agency.

     Section 5.10 APPOINTMENT OF PAYING AGENT. The Paying Agent shall make distributions to Securityholders from the Payment Account and shall report the amounts of such distributions to the Property Trustee and the Administrative Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making the distributions referred to above. The Administrative Trustees may revoke such power and remove the Paying Agent in their sole discretion. The Paying Agent shall initially be the Bank, and any co-paying agent chosen by the Bank, and acceptable to the Administrative Trustees and the Depositor. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Administrative Trustees, the Property Trustee and the Depositor. In the event that the Bank shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Administrative Trustees shall appoint a successor that is acceptable to the Property Trustee and the Depositor to act as Paying Agent (which shall be a bank or trust company). The Administrative Trustees shall cause such successor Paying Agent or any additional Paying Agent appointed by the Administrative Trustees to execute and deliver to the Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Securityholders in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to such Securityholders. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 8.01, 8.03 and 8.06 shall apply to the Bank also in its role as Paying Agent, for so long as the Bank shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

     Section 5.11 OWNERSHIP OF COMMON SECURITIES BY DEPOSITOR. On the Closing Date the Depositor shall acquire and thereafter shall retain beneficial and record ownership of the Common Securities. Any attempted transfer of the Common Securities other than as set forth in the preceding sentence shall be void; provided that any permitted successor of the Depositor under the Indenture may succeed to the Depositor's ownership of the Common Securities. The Administrative Trustees shall cause each Common Securities Certificate issued to the Depositor to contain a legend stating substantially "THIS CERTIFICATE IS NOT TRANSFERABLE."

     Section 5.12 RIGHTS OF SECURITYHOLDERS.

          (a) The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.09, and the Securityholders shall not have any right or title therein other than the undivided beneficial interest in the assets of the Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Trust Agreement. The Trust Securities shall have no preemptive or similar rights and when issued and delivered to Securityholders against payment of the purchase price therefor and upon such payment will be fully paid and nonassessable by the Trust. The Holders of the Trust Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

          (b) For so long as any Capital Securities remain Outstanding, if, upon a Debenture Event of Default, the Debenture Trustee fails or the holders of not less than 25% in aggregate principal amount of the outstanding Debentures fail to declare the principal of all of the Debentures to be immediately due and payable, the Holders of at least 25% in Liquidation Amount of the Capital Securities then Outstanding shall have such right by a notice in writing to the Depositor and the Debenture Trustee; and upon any such declaration such principal amount of and the accrued interest on all of the Debentures shall become immediately due and payable, provided that the payment of principal and interest on such Debentures remains subordinated to the extent provided in the Indenture.

     At any time after such a declaration of acceleration with respect to the Debentures has been made and before a judgment or decree for payment of the money due has been obtained by the Debenture Trustee as described in the Indenture, if the holders of a majority in aggregate principal amount of the outstanding Debentures fail to annul any such declaration and waive such default, the Holders of a majority in Liquidation Amount of the Capital Securities, by written notice to the Depositor and the Debenture Trustee, may rescind and annul such declaration and its consequences if:

               (i) the Depositor has paid or deposited with the Debenture Trustee a sum sufficient to pay:

                    (A) all  overdue  installments  of interest  (including  any
               Additional Interest (as defined in the Indenture) on all of the Debentures,

                    (B) the  principal  of any  Debenture  which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Debentures, and

                    (C) all sums paid or advanced by the Debenture Trustee under the Indenture and the reasonable compensation, expenses, disbursements and advances of the Debenture Trustee and the Property Trustee, their agents and counsel; and

               (ii) all Debenture Events of Default, other than the non-payment of the principal of the Debentures which has become due solely by such acceleration, have been cured or waived as provided in Section 513 of the Indenture. The holders of a majority in aggregate Liquidation Amount of the Capital Securities may, on behalf of the Holders of all the Capital Securities, waive any past default under the Indenture, except a default in the payment of principal of or interest (including any Additional Interest, as defined in the Indenture) on any Debenture (unless such default has been cured and a sum sufficient to pay all matured installments of interest (including any Additional Interest, as defined in the Indenture) and principal due otherwise than by acceleration has been deposited with the Debenture Trustee) or a default in respect of a covenant or provision which under the Indenture cannot be modified or amended without the consent of the holder of each outstanding Debenture. Upon such waiver, any such default or Event of Default shall cease to exist, and any default or Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Trust Agreement, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

     Upon receipt by the Property Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, by Holders of the Capital Securities all or part of which are represented by Global Capital Securities Certificates, a record date shall be established for determining Holders of Outstanding Capital Securities entitled to join in such notice, which record date shall be at the close of business on the day the Property Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that, unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day which is 90 days after such record date, such notice of declaration or acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration or acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice which has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this
Section 5.12(b).

          (c) For so long as any Capital Securities remain outstanding, to the fullest extent permitted by law and subject to the terms of this Trust Agreement and the Indenture, upon a Debenture Event of Default specified in
     Section 501(1) or 501(2) of the Indenture, any Holder of Capital Securities shall have the right to institute a proceeding directly against the Depositor, pursuant to Section 508 of the Indenture, for enforcement of payment to such Holder of the principal amount of (and premium, if any) or interest (including any Additional Interest, as defined in the Indenture) on Debentures having a principal amount equal to the aggregate Liquidation Amount of the Capital Securities of such Holder (a "Direct Action"). Except as set forth in
     Section 5.12(b) and (c), the Holders of Capital Securities shall have no right to exercise directly any right or remedy available to the holders of, or in respect of, the Debentures.

                                   Article VI

                    ACTS OF SECURITYHOLDERS; MEETINGS; VOTING

     Section 6.01 LIMITATIONS ON VOTING RIGHTS.

          (a) Except as provided in this Section, in Section 10.03 and in the Indenture and as otherwise required by law, no Holder of Capital Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Securityholders from time to time as partners or members of an association.

          (b) So long as any Debentures are held by the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on the Debenture Trustee with respect to such Debentures, (ii) waive any past default which is waivable under Section 513 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of at least a majority in Liquidation Amount of the Outstanding Capital Securities; provided, however, that where a consent under the Indenture would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Capital Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of Capital Securities, except by a subsequent vote of the Holders of Capital Securities. The Property Trustee shall notify all Holders of the Capital Securities of any notice of default received from the Debenture Trustee. In addition to obtaining the foregoing approvals of the Holders of the Capital Securities, prior to taking any of the foregoing actions, the Trustees shall, at the expense of the Depositor, obtain an Opinion of Counsel experienced in such matters to the effect that the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes on account of such action.

          (c) Except as provided in Section 10.03, if any proposed amendment to the Trust Agreement provides for, or the Trustees otherwise propose to effect, (i) any action that would adversely affect in any material respect the powers, preferences or special rights of the Capital Securities, whether by way of amendment to the Trust Agreement or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than pursuant to the terms of this Trust Agreement, then the Holders of Outstanding Capital Securities as a class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of at least a majority in Liquidation Amount of the Outstanding Capital Securities. No amendment to this Trust Agreement may be made if, as a result of such amendment, the Trust would fail to be classified as a grantor trust for United States Federal income tax purposes or would lose its exemption from status as an "investment company" under the Investment Company Act.

     Section 6.02 NOTICE OF MEETINGS. Notice of all meetings of the Capital Securityholders, stating the time, place and purpose of the meeting, shall be given by the Administrative Trustees pursuant to Section 10.09 to each Capital Securityholder of record, at his registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

     Any and all notices to which any Capital Securityholder hereunder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Capital Securityholder of record at his last known address as recorded on the Securities Register.

     Section 6.03 MEETINGS OF CAPITAL SECURITYHOLDERS. No annual meeting of Securityholders is required to be held. The Administrative Trustees, however, shall call a meeting of Securityholders to vote on any matter upon the written request of the Capital Securityholders of record of at least 25% in aggregate Liquidation Amount of the Outstanding Capital Securities and the Administrative Trustees or the Property Trustee may, at any time in their discretion, call a meeting of Capital Securityholders to vote on any matters as to the which Capital Securityholders are entitled to vote.

     Capital Securityholders of record of at least 50% in aggregate Liquidation Amount of the Outstanding Capital Securities, present in person or by proxy, shall constitute a quorum at any meeting of Securityholders.

     If a quorum is present at a meeting, an affirmative vote by the Capital Securityholders of record present, in person or by proxy, holding at least a majority in aggregate Liquidation Amount of the Capital Securities held by the Capital Securityholders of record present, either in person or by proxy, at such meeting shall constitute the action of the Securityholders, unless this Trust Agreement requires a greater number of affirmative votes.

     Section 6.04 VOTING RIGHTS. Securityholders shall be entitled to one vote for each $1,000 of Liquidation Amount represented by their Trust Securities in respect of any matter as to which such Securityholders are entitled to vote.

     Section 6.05 PROXIES, ETC. At any meeting of Securityholders, any Securityholder entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Administrative Trustees, or with such other officer or agent of the Trust as the Administrative Trustees may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of the Property Trustee, proxies may be solicited in the name of the Property Trustee or one or more officers of the Property Trustee. Only Securityholders of record shall be entitled to vote. When Trust Securities are held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Securityholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

     Section 6.06 SECURITYHOLDER ACTION BY WRITTEN CONSENT. Any action which may be taken by Securityholders at a meeting may be taken without a meeting if Securityholders holding at least a majority in aggregate Liquidation Amount of all Outstanding Trust Securities entitled to vote in respect of such action (or such larger proportion thereof as shall be required by any express provision of this Trust Agreement) shall consent to the action in writing. The Administrative Trustees shall cause a notice of any matter upon which action by written consent of the Securityholders is to be taken, to be given to each Holder of record of the Outstanding Capital Securities in the same manner as that set forth in
Section 6.02 for notice of meetings.

     Section 6.07 RECORD DATE FOR VOTING AND OTHER PURPOSES. For the purposes of determining the Securityholders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Trust Agreement, or for the purpose of any other action, the Administrative Trustees or the Property Trustee may from time to time fix a date, not more than 90 days prior to the date of any meeting of Securityholders or the payment of distribution or other action, as the case may be, as a record date for the determination of the identity of the Securityholders of record for such purposes.

     Section 6.08 ACTS OF SECURITYHOLDERS. Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Trust Agreement to be given, made or taken by Securityholders or Owners may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders or Owners in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to an Administrative Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders or Owners signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Trust Agreement and (subject to Section 8.01) conclusive in favor of the Trustees, if made in the manner provided in this Section.

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     The fact and date of the execution by any Person of any such  instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such
certificate  or  affidavit  shall  also  constitute   sufficient  proof  of  his
authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which any Trustee receiving the same deems sufficient.

     The  ownership  of Trust  Securities  shall  be  proved  by the  Securities
Register.

     Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Securityholder of any Trust Security shall bind every future Securityholder of the same Trust Security and the Securityholder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

     Without limiting the foregoing, a Securityholder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

     If any dispute shall arise between the Securityholders of Trust Securities and the Administrative Trustees or among such Securityholders or Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other Act of such Securityholder or Trustee under this Article VI, then the determination of such matter by the Property Trustee shall be conclusive with respect to such matter.

     A Securityholder may institute a legal proceeding directly against the Depositor under the Guarantee to enforce its rights under the Guarantee without first instituting a legal proceeding against the Guarantee Trustee (as defined in the Guarantee), the Trust or any Person.

     Section 6.09 INSPECTION OF RECORDS. Upon reasonable notice to the Administrative Trustees and the Property Trustee, the records of the Trust shall be open to inspection by Securityholders during normal business hours for any purpose reasonably related to such Securityholder's interest as a Securityholder.

                                   Article VII

                         REPRESENTATIONS AND WARRANTIES

     Section 7.01 REPRESENTATIONS AND WARRANTIES OF THE BANK AND THE PROPERTY TRUSTEE. The Bank and the Property Trustee, each severally on behalf of and as to itself, as of the date hereof, and each successor Property Trustee at the time of the successor Property Trustee's acceptance of its appointment as Property Trustee hereunder (the term "Bank" being used to refer to such successor Property Trustee in its separate corporate capacity) hereby represents and warrants (as applicable) as to itself only and for the benefit of the Depositor and the Securityholders that:

          (a) the Bank is a banking corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

          (b) the Bank has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

          (c) this Trust Agreement has been duly authorized, executed and delivered by the Bank and, assuming the authorization, execution and delivery hereof by the other parties hereto, constitutes the valid and legally binding agreement of the Bank enforceable against the Bank in accordance with its terms, subject to bankruptcy, insolvency,

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
     fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (d) the execution, delivery and performance by the Bank of this Trust Agreement have been duly authorized by all necessary corporate and other action on the part of the Bank and the Property Trustee, and do not require any approval of stockholders of the Bank and such execution, delivery and performance will not (i) violate the Bank's Charter or By-laws, (ii) violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of, any Lien on any properties included in the Trust Property pursuant to the provisions of, any indenture, mortgage, credit agreement, license or other agreement or instrument to which the Property Trustee or the Bank is a party or by which it is bound, or (iii) violate any law, governmental rule or regulation of the State of Delaware or the United States governing the banking or trust powers of the Bank and the Property Trustee or any order, judgment or decree applicable to the Property Trustee or the Bank;

          (e) neither the authorization, execution or delivery by the Property Trustee of this Trust Agreement nor the consummation of any of the transactions by the Bank or the Property Trustee contemplated herein or therein require the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any governmental authority or agency under any existing federal law governing the banking or trust powers of the Bank or the Property Trustee or under the laws of the State of Delaware;

          (f) there are no proceedings pending or, to the best of the Bank's knowledge, threatened against or affecting the Bank or the Property Trustee in any court or before any governmental authority, agency or arbitration board or tribunal which, individually or in the aggregate, would materially and adversely affect the Trust or would question the right, power and authority of the Bank to enter into or perform its obligations as one of the Trustees under this Trust Agreement; and

          (g) the principal place of business of the Property Trustee is located in the State of Delaware.

     Section 7.02 REPRESENTATIONS AND WARRANTIES OF PARENT. The Parent hereby represents and warrants for the benefit of the Securityholders that:

          (a) this Trust Agreement has been duly authorized, executed and delivered by Parent and constitutes the valid and legally binding agreement of Parent enforceable against Parent in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (b) the Trust Securities Certificates issued on the Closing Date on behalf of the Trust have been duly authorized and will have been duly and validly executed, issued and delivered by the Trustees pursuant to the terms and provisions of, and in accordance with the requirements of, this Trust Agreement and the Securityholders will be, as of each such date, entitled to the benefits of this Trust Agreement; and

          (c) there are no taxes, fees or other governmental charges payable by the Trust (or the Trustees on behalf of the Trust) under the laws of the State of Delaware or any political subdivision thereof in connection with the execution, delivery and performance by the Bank or the Property Trustee, as the case may be, of this Trust Agreement.

                                  Article VIII

                                  THE TRUSTEES

     Section 8.01 CERTAIN DUTIES AND RESPONSIBILITIES.

          (a) The duties and responsibilities of the Trustees shall be as provided by this Trust Agreement. Notwithstanding the foregoing, no provision of this Trust Agreement shall require the Trustees to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided,

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
     every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section. No Administrative Trustee shall be liable for its act or omission as a result of such Person's gross negligence or willful misconduct. To the extent that, at law or in equity, any Trustee has duties and liabilities relating to the Trust or to the Holders, such Trustee shall not be liable to the Trust or to any Holder for such Trustee's good faith reliance on the provisions of this Trust Agreement. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of the Trustees otherwise existing at law or in equity, are agreed by the Depositor and the Holders to replace such other duties and liabilities of the Trustees.

          (b) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Securityholder, by its acceptance of a Trust Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 8.01(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Trust Agreement.

          (c) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Trust Agreement and no implied covenants shall be read into this Trust Agreement against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived), the Property Trustee shall exercise such of the rights and powers vested in it by this Trust Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (d) No provision of this Trust Agreement shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (i) the Property Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

               (ii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in Liquidation Amount of the Capital Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Trust Agreement;

               (iii) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Payment Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Trust Agreement;

               (iv) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Depositor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Property Trustee pursuant to Section 3.01 and except to the extent otherwise required by law; and

               (v) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Depositor with their respective duties under this Trust Agreement, nor shall the Property Trustee be liable for the default or misconduct of the Administrative Trustees or the Depositor.

     Section 8.02 CERTAIN NOTICES. Within five Business Days after the occurrence of any Event of Default, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.09, notice of any Event of Default actually known to the Property Trustee to the Securityholders, the Administrative Trustees and the Depositor, unless such Event of Default shall have been cured or waived.

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
     Within five Business Days after the receipt of notice of the Depositor's exercise of its right to defer the payment of interest on the Debentures pursuant to the Indenture, the Administrative Trustees shall transmit, in the manner and to the extent provided in Section 10.09, notice of such exercise to the Securityholders and the Property Trustee, unless such exercise shall have been revoked.

     Section 8.03 CERTAIN RIGHTS OF PROPERTY TRUSTEE. Subject to the provisions of Section 8.01 and except as provided by law:

          (a) the Property Trustee may rely and shall be protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) if (i) in performing its duties under this Trust Agreement the Property Trustee is required to decide between alternative courses of action or (ii) in construing any of the provisions in this Trust Agreement the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein or (iii) the Property Trustee is unsure of the application of any provision of this Trust Agreement, then, except as to any matter as to which the Capital Securityholders are entitled to vote under the terms of this Trust Agreement, the Property Trustee shall deliver a notice to the Depositor requesting written instructions of the Depositor as to the course of action to be taken. The Property Trustee shall take such action, or refrain from taking such action, as the Property Trustee shall be instructed in writing to take, or to refrain from taking, by the Depositor; provided, however, that if the Property Trustee does not receive such instructions of the Depositor within ten Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which to the extent practicable shall not be less than two Business Days), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement as it shall deem advisable and in the best interests of the Securityholders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

          (c) any direction or act of the Depositor or the Administrative Trustees contemplated by this Trust Agreement shall be sufficiently evidenced by an Officer's Certificate;

          (d) whenever in the administration of this Trust Agreement, the Property Trustee shall deem it desirable that a matter be established before undertaking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officer's Certificate which, upon receipt of such request, shall be promptly delivered by the Depositor or the Administrative Trustees;

          (e) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

          (f) the Property Trustee may (at the expense of Depositor) consult with counsel (which counsel may be counsel to the Depositor or any of its Affiliates, and may include any of its employees) and the written advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon; the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Trust Agreement from any court of competent jurisdiction;

          (g) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any of the Securityholders pursuant to this Trust Agreement, unless such Securityholders shall have offered to the Property Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (h) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by one or more

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
     Securityholders, but the Property Trustee may make such further inquiry or investigation into such facts or matters as it may see fit;

          (i) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys, provided that the Property Trustee shall not be responsible for any negligence or misconduct on the part of any such agent or attorney appointed with due care by it hereunder;

          (j) whenever in the administration of this Trust Agreement the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Property Trustee (i) may request instructions from the Holders of the Trust Securities which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action,
     (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in acting in accordance with such instructions; and

          (k) except as otherwise expressly provided by this Trust Agreement, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Trust Agreement.

     No provision of this Trust Agreement shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

     Section 8.04 NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES. The recitals contained herein and in the Trust Securities Certificates shall be taken as the statements of the Trust and the Depositor, and the Trustees do not assume any responsibility for their correctness. The Trustees shall not be accountable for the use or application by the Depositor of the proceeds of the Debentures.

     Section 8.05 MAY HOLD SECURITIES. Except as provided in the definition of the term "Outstanding" in Article I, any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and, subject to Sections 8.08 and 8.13, may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

     Section 8.06 COMPENSATION; INDEMNITY; FEES.

     The Depositor shall:

          (a) pay to the Trustees from time to time reasonable compensation for all services rendered by them hereunder and in the case of the Property Trustee, such compensation as is separately agreed by the Depositor and the Property Trustee (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

          (b) except as otherwise expressly provided herein, reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Trust Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith (or, in the case of the Administrative Trustees, any such expense, disbursement or advance as may be attributable to its, his or her gross negligence, bad faith or willful misconduct).

          (c) indemnify each of the Trustees or any predecessor Trustee for, and to hold the Trustees harmless against, any loss, damage, claims, liability, tax, penalty or expense of any kind and nature whatsoever incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Trust Agreement, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder except any such expense, disbursement or advance as

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     may be  attributable  to such  Trustee's  negligence,  bad faith or willful misconduct (or, in the case of the Administrative Trustees, any such expense, disbursement or advance as may be attributable to its, his or her gross negligence, bad faith or willful misconduct). The provisions of this
     Section 8.06 shall survive the termination of this Trust Agreement. To secure the Trustees' rights under this Section 806, the Property Trustee shall have a lien against the Trust Property which lien shall be subordinate to the rights of the Securityholders but prior to the rights of Depositor as to any Trust Property.

     Section 8.07 CORPORATE PROPERTY TRUSTEE REQUIRED; ELIGIBILITY OF TRUSTEES.

          (a) There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a Person that is a national or state chartered bank and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          (b) There shall at all times be one or more Administrative Trustees hereunder with respect to the Trust Securities. Each Administrative Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity.

          (c) There shall at all times be a Trustee with respect to the Trust Securities that shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law that shall act through one or more persons authorized to bind such entity.

     Section 8.08 CONFLICTING INTERESTS. If the Property Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Trust Agreement.

     Section 8.09 CO-TRUSTEES AND SEPARATE TRUSTEE. Unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any part of the Trust Property may at the time be located, the Depositor and the Administrative Trustees, by agreed action of the majority of such Trustees, shall have power to appoint, and upon the written request of the Administrative Trustees, the Depositor shall for such purpose join with the Administrative Trustees in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint one or more Persons approved by the Property Trustee either to act as co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to the extent required by law, to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Trust Agreement. If the Depositor does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case a Debenture Event of Default has occurred and is continuing, the Property Trustee alone shall also have the power to make such appointment. Any co-trustee or separate trustee appointed pursuant to this Section shall satisfy the requirements of Section 8.07. Should any written instrument from the Depositor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged, and delivered by the Depositor.

     Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

          (a) The Trust Securities shall be executed by one or more Administrative Trustees, and the Trust Securities shall be delivered by the Property Trustee, and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustees specified hereunder, shall be exercised, solely by such Trustees and not by such co-trustee or separate trustee.

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          (b) The rights,  powers,  duties,  and obligations hereby conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Property Trustee or by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act
     is  to  be  performed,   the  Property  Trustee  shall  be  incompetent  or
     unqualified to perform such act, in which event such rights, powers, duties, and obligations shall be exercised and performed by such co-trustee or separate trustee.

          (c) The Property Trustee at any time, by an instrument in writing executed by it, with the written concurrence of the Depositor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case a Debenture Event of Default has occurred and is continuing, the Property Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Depositor. Upon the written request of the Property Trustee, the Depositor shall join with the Property Trustee in the execution, delivery, and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

          (d) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Property Trustee, or any other trustee hereunder.

          (e) The Property Trustee shall not be liable by reason of any act of a co-trustee or separate trustee.

          (f) Any Act of Holders delivered to the Property Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

     Section  8.10  RESIGNATION  AND  REMOVAL;   APPOINTMENT  OF  SUCCESSOR.  No
resignation or removal of any Trustee (the "Relevant Trustee") and no appointment of a successor Relevant Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Relevant Trustee in accordance with the applicable requirements of Section 8.11.

     Subject to the immediately preceding paragraph, the Relevant Trustee may resign at any time with respect to the Trust Securities by giving written notice thereof to the Securityholders. If the instrument of acceptance by a successor Relevant Trustee required by Section 8.11 shall not have been delivered to the Relevant Trustee within 30 days after the giving of such notice of resignation, the resigning Relevant Trustee may petition, at the expense of the Trust, any court of competent jurisdiction for the appointment of a successor Relevant Trustee with respect to the Trust Securities.

     Subject to the following sentence, any of the Trustees may be removed at any time by Act of the Common Securityholder. If a Debenture Event of Default shall have occurred and be continuing, the Property Trustee may be removed at such time by Act of the Holders of a majority in Liquidation Amount of the Outstanding Capital Securities, delivered to the Property Trustee (in its individual capacity and on behalf of the Trust). An Administrative Trustee may be removed by the Common Securityholder at any time.

     If the Relevant Trustee shall resign, be removed or become incapable of continuing to act as Relevant Trustee, or if a vacancy shall occur in the office of any Trustee for any cause, at a time when no Debenture Event of Default shall have occurred and be continuing, the Common Securityholder, by Act of the Common Securityholder delivered to the retiring Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees with respect to the Trust Securities and the Trust, and the retiring Relevant Trustee shall comply with the applicable requirements of Section 8.11. If the Property Trustee shall resign, be removed or become incapable of continuing to act as the Property Trustee at a time when a Debenture Event of Default shall have occurred and be continuing, the Capital Securityholders, by Act of the Securityholders of a majority in Liquidation Amount of the Capital Securities then Outstanding delivered to the retiring Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees with respect to the Trust Securities and the Trust, and such successor Trustee shall comply with the applicable requirements of
Section 8.11. If an Administrative Trustee shall resign, be removed or become incapable of continuing to act as Administrative Trustee at a time when a Debenture Event of Default shall have occurred and be continuing, the Common Securityholder may appoint a successor Administrative Trustee, which successor Trustee shall comply with the applicable requirements of

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Section   8.11  or  the   Common   Securityholder   may  reduce  the  number  of
Administrative Trustees pursuant to Section 8.17(a). If no successor Relevant Trustee with respect to the Trust Securities shall have been so appointed by the Common Securityholder or the Capital Securityholders and accepted appointment in the manner required by Section 8.11, any Securityholder who has been a Securityholder of Trust Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee with respect to the Trust Securities.

     The Relevant Trustee shall give notice of each resignation and each removal of the Relevant Trustee with respect to the Trust Securities and the Trust and each appointment of a successor Relevant Trustee with respect to the Trust
Securities  and the  Trust to all  Securityholders  in the  manner  provided  in
Section 10.09 and shall give notice to the Depositor. Each notice shall include the name of the successor Relevant Trustee with respect to the Trust Securities and the Trust and the address of its Corporate Trust Office if it is the Property Trustee.

     Notwithstanding the foregoing or any other provision of this Trust Agreement, in the event any Administrative Trustee or a Property Trustee who is a natural person dies or becomes incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (a) the unanimous act of remaining Administrative Trustees if there are at least two of them prior to such vacancy or (b) otherwise by the Depositor (with the successor in each case being an individual who satisfies the eligibility requirement for Administrative Trustees set forth in Section 8.07). Additionally, notwithstanding the foregoing or any other provision of this Trust Agreement, in the event the Depositor believes that any Administrative Trustee or a Property Trustee who is a natural person, as the case may be, has become incompetent or incapacitated, the Depositor, by notice to the remaining Trustees, may terminate the status of such Person as an Administrative Trustee or a Property Trustee, as the case may be (in which case the vacancy so created will be filled in accordance with the preceding sentence).

     Section 8.11 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR. In case of the appointment hereunder of a successor Relevant Trustee with respect to all Trust Securities and the Trust, every such successor Relevant Trustee so appointed shall execute, acknowledge and deliver to the Trust and to the retiring Relevant Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Relevant Trustee shall become effective and such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on the request of the Depositor or the successor Relevant Trustee, such retiring Relevant Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Relevant Trustee all the rights, powers and trusts of the retiring Relevant Trustee and shall duly assign, transfer and deliver to such successor Relevant Trustee all property and money held by such retiring Relevant Trustee hereunder.

     In case of the appointment hereunder of a successor Relevant Trustee with respect to the Trust Securities and the Trust, the retiring Relevant Trustee and each successor Relevant Trustee with respect to the Trust Securities shall execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment which (a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Trust and
(b) shall add to or change any of the provisions of this Trust Agreement as shall be necessary to provide for or facilitate the administration of the Trust hereunder by more than one Relevant Trustee, it being understood that nothing herein or in such amendment shall constitute such Relevant Trustees co-trustees of the Trust and upon the execution and delivery of such amendment the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Trust; but, on request of the Trust or any successor Relevant Trustee such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Trust Securities and the Trust. Upon request of any such successor Relevant Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be. No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article.

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     Section 8.12 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS OF
A TRUSTEE. Any Person into which the Property Trustee or any Administrative Trustee which is not a natural person may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of any such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

     Section 8.13 PREFERENTIAL COLLECTION OF CLAIMS AGAINST DEPOSITOR OR TRUST. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Trust or any other obligor upon the Trust Securities or the property of the Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any Distributions on the Trust Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Property Trustee shall have made any demand on the Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

          (a) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Trust Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee. Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement adjustment or compensation affecting the Trust Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.

     Section 8.14 REPORTS BY PROPERTY TRUSTEE.

          (a) Not later than July 15 of each year commencing with July 15, 1999 the Property Trustee shall transmit by mail to all Securityholders, as their names and addresses appear in the Securities Register, and to the Depositor, a brief report dated as of such date with respect to: (i) its eligibility under Section 8.07 or, in lieu thereof, if to the best of its knowledge it has continued to be eligible under said Section, a written statement to such effect; (ii) a statement that the Property Trustee has complied with all of its obligations under this Trust Agreement during the twelve-month period (or, in the case of the initial report, the period since the Closing Date) ending with such date or, if the Property Trustee has not complied in any material respect with such obligations, a description of such non-compliance; and (iii) any change in the property and funds in its possession as Property Trustee since the date of its last report and any action taken by the Property Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Trust Securities.

          (b) In addition, the Property Trustee shall transmit to Securityholders such reports concerning the Property Trustee and its actions under this Trust Agreement as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

          (c) A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Property Trustee with the PORTAL System or any successor thereto if the Capital Securities are listed thereon, or with the Commission (in either case as may be required by the rules thereof) and with the Depositor.

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
     Section 8.15 REPORTS TO THE PROPERTY TRUSTEE. The Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by
Section 314(a) of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

     Section 8.16 EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT. Each of the Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Trust Agreement that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act shall be given in the form of an Officers' Certificate.

     Section 8.17 NUMBER OF TRUSTEES.

          (a) The number of Trustees shall be four, provided that the Holder of all the Common Securities, by written instrument may increase or decrease the number of Administrative Trustees.

          (b) If a Trustee ceases to hold office for any reason and the number of Administrative Trustees is not reduced pursuant to Section 8.17(a), or if the number of Trustees is increased pursuant to Section 8.17(a), a vacancy shall occur. The vacancy shall be filled with a Trustee appointed in accordance with Section 8.10.

          (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul, dissolve or terminate the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with
     Section 8.10, the Administrative Trustees in office, regardless of their number (and notwithstanding any other provision of this Agreement), shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Trust Agreement.

     Section 8.18 DELEGATION OF POWER.

          (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.07(a), including any governmental filing; and

          (b) The Administrative Trustees shall have power to delegate from time to time to such of their number or to the Depositor the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

     Section 8.19 VOTING. Except as otherwise provided in this Trust Agreement, the consent or approval of the Administrative Trustees shall require consent or approval by not less than a majority of the Administrative Trustees, unless there are only two, in which case both must consent.

                                   Article IX

                           TERMINATION AND LIQUIDATION

     Section  9.01   TERMINATION   UPON   EXPIRATION   DATE.   The  Trust  shall
automatically terminate on May 14, 2034 (the "Expiration Date") following the distribution of the Trust Property in accordance with Section 9.04.

     Section 9.02 EARLY TERMINATION. Upon the first to occur of any of the following events (such first occurrence, an "Early Termination Event"):

          (a) the occurrence of a Bankruptcy Event in respect of, or the dissolution or liquidation of, the Depositor;

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
          (b) the written direction to the Property Trustee from the Depositor at any time (which direction is optional and wholly within the discretion of the Depositor and subject to the approval of the Federal Reserve if then required under the applicable capital guidelines or policies of the Federal Reserve ) to terminate the Trust and distribute Debentures to the Securityholders in exchange for the Capital Securities;

          (c) the redemption of all of the Capital Securities in connection with the redemption of all the Debentures, subject to approval of the Federal Reserve if then required under the applicable capital guidelines or policies of the Federal Reserve; and

          (d) the entry of an order for dissolution of the Trust shall have been entered by a court of competent jurisdiction.

then the  Trustees  shall take such  action as is  required  by Section  4.02 or
Section 9.04, as applicable, and as soon as practicable thereafter, the Trustees shall cause to be filed a certificate of cancellation relating to the Trust with the Secretary of State of the State of Delaware.

     Section 9.03 TERMINATION. The respective obligations and responsibilities of the Trustees and the Trust created and continued hereby shall terminate upon the latest to occur of the following: (a) the distribution by the Property Trustee to Securityholders upon the liquidation of the Trust pursuant to Section 9.04, or upon the redemption of all of the Trust Securities pursuant to Section 4.02, of all amounts required to be distributed hereunder upon the final payment of the Trust Securities; (b) the payment of any expenses owed by the Trust; (c) the discharge of all administrative duties of the Administrative Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Securityholders; and (d) the filing of a certificate of cancellation relating to the Trust with the Secretary of State of the State of Delaware.

     Section 9.04 LIQUIDATION.

          (a) If an Early Termination Event specified in clause (a), (b) or (d) of Section 9.02 occurs or upon the Expiration Date, the Trust shall be liquidated by the Trustees as expeditiously as the Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to each Securityholder a Like Amount of Debentures, subject to approval by the Federal Reserve, if then required under the applicable capital guidelines or policies of the Federal Reserve, and subject to Section 9.04(d). Notice of liquidation shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not later than 30 nor more than 60 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address appearing in the Securities Register. All notices of liquidation shall:

               (i) state the Liquidation Date;

               (ii) state that from and after the Liquidation Date, the Trust Securities will no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent a Like Amount of Debentures; and

               (iii) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for Debentures, or if Section 9.04(d) applies, receive a Liquidation Distribution, as the Administrative Trustees or the Property Trustee shall deem appropriate.

          (b) Except where Section 9.02(c) or 9.04(d) applies, in order to effect the liquidation of the Trust and distribution of the Debentures to Securityholders, the Property Trustee shall establish a record date for such distribution (which shall be not more than 45 days prior to the Liquidation Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Debentures in exchange for the Outstanding Trust Securities Certificates.

          (c) Except where Section 9.02 (c) or 9.04(d) applies, after the Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) The Depository Trust Company or its nominee, as the record Holder of

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
     the Capital Securities, will receive a registered global certificate representing the Debentures to be delivered upon such distribution, (iii) any Capital Securities Certificates not held by The Depository Trust
     Company or its nominee will be deemed to represent a Like Amount of Debentures, bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributors on such Trust Certificates until such certificates are so surrendered (and until such certificates are so surrendered, no payments of interest or principal will be made to Holders of Trust Securities Certificates with respect to such Debentures), (iv) certificates representing a Like Amount of Debentures will be issued to the Holder of the Common Securities Certificates, upon surrender of such certificates to the Administrative Trustees or their agent for exchange,
     (v) all rights of Securityholders holding Trust Securities will cease, except the right of such Securityholders to receive Debentures upon surrender of Trust Securities Certificates, and (vi) the Depositor shall use its best efforts to have the Debentures listed for quotation on the PORTAL system or such other quotation system as the Capital Securities are then listed, if any.

          (d) In the event that,  notwithstanding  the other  provisions of this
     Section 9.04, whether because of an order for dissolution entered by a court of competent jurisdiction or payment at the stated maturity thereof of all principal of and interest on the Debentures or otherwise, distribution of the Debentures in the manner provided herein is determined by the Property Trustee not to be practical, the Trust Property shall be liquidated, subject to approval of the Federal Reserve, if then required under the applicable capital guidelines or policies of the Federal Reserve, and the Trust shall be dissolved, wound-up or terminated, by the Property Trustee in such manner as the Property Trustee determines. In such event, on the date of the dissolution, winding-up or other termination of the Trust, Securityholders will be entitled to receive out of the assets of the Trust available for distribution to Securityholders, after satisfaction of liabilities to creditors, an amount equal to the Liquidation Amount per Trust Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If, upon any such dissolution, winding up or termination, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts). The Holder of the Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution, winding-up or termination pro rata (determined as aforesaid) with Holders of Capital Securities, except that, if an Event of Default specified in Section 501(1) or 501(2) of the Indenture has occurred and is continuing, the Capital Securities shall have a priority over the Common Securities. In the event the Capital Securities are issued in certificated form, the Liquidation Distribution will be payable at (i) the Corporate Trust Office of the Property Trustee, (ii) the principal office of any Paying Agent, or (iii) the principal office of the Securities Registrar; provided payment of any Liquidation Distribution may be made, at the option of the Administrative Trustees, by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register or by wire transfer in immediately available funds at such place and to such account as may be designated by the Person entitled thereto as specified in the Securities Register.

     Section 9.05 MERGER, CONSOLIDATION, AMALGAMATION OR REPLACEMENT OF THE TRUST. The Trust may not merge, consolidate or amalgamate with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other Person, except pursuant to this Section 9.05. At the request of the Depositor, with the consent of the Administrative Trustees and without the consent of the Holders of the Capital Securities or the Property Trustee, the Trust may merge, consolidate or amalgamate with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any State; provided, that (a) such successor entity either (i) expressly assumes all of the obligations of the Trust with respect to the Capital Securities or (ii) substitutes for the Capital Securities other securities having substantially the same terms as the Capital Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Capital Securities rank in priority with respect to distributions and payments upon liquidation, redemption and otherwise, (b) the Depositor expressly appoints a trustee of such successor entity possessing the same powers and duties as the Property Trustee as the holder of the Debentures, (c) the Successor Securities are approved for quotation on the PORTAL System, (d) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Capital Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization, (e) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Capital Securities (including any Successor Securities) in any material respect,
(f) such successor entity has a purpose substantially identical to that of the Trust, (g) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Depositor has received an opinion from independent counsel to the Trust experienced in such matters to the effect that (i) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Capital Securities (including any Successor Securities) in any material respect, and (ii) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor such successor entity will be required to register as an investment company under the Investment Company Act and (h) the Depositor or any permitted successor or assignee owns all of the common securities of such successor entity and guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee. Notwithstanding the foregoing, the Trust shall not, except with the consent of Holders of 100% in Liquidation Amount of the Capital Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other entity or permit any other entity to consolidate, amalgamate or merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the successor entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                    Article X

                            MISCELLANEOUS PROVISIONS

     Section 10.01 EXPENSE AGREEMENT. It is the contemplation of the parties that the Expense Agreement shall be entered into no later than May 14, 1999.

     Section 10.02 LIMITATION OF RIGHTS OF SECURITYHOLDERS. The death, incapacity, liquidation, dissolution, termination or bankruptcy of any Person having an interest, beneficial or otherwise, in Trust Securities shall not operate to terminate this Trust Agreement, nor entitle the legal representatives or heirs of such Person or any Securityholder for such Person, to claim an accounting, take any action or bring any proceeding in any court for a partition or winding up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     Section 10.03 AMENDMENT. (a) This Trust Agreement may be amended from time to time by the Trustees and the Depositor, without the consent of any Securityholders, (i) with respect to acceptance of appointment by a successor Trustee, (ii) to cure any ambiguity, correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Trust Agreement, provided such amendment is not inconsistent with the other provisions of this Trust Agreement, or (iii) to modify, eliminate or add to any provisions of this Trust Agreement to such extent as shall be necessary to ensure that the Trust will be classified for United States Federal income tax purposes as a grantor trust at all times that any Trust Securities are outstanding or to ensure that the Trust will not be required to register as an "investment company" under the Investment Company Act of 1940, as amended; provided, however, that in the case of either clause (ii) or clause (iii), such action shall not adversely affect in any material respect the interests of any Securityholder and any amendments of this Trust Agreement shall become effective when notice thereof is given to the Securityholders.

          (b) Except as provided in Section 10.03(c) hereof, any provision of this Trust Agreement may be amended by the Trustees and the Depositor with
     (i) the consent of Trust Securityholders representing not less than a majority in Liquidation Amount of the Trust Securities then Outstanding and
     (ii) the receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States Federal income tax purposes or the Trust's exemption from status as an "investment company" under the Investment Company Act.

          (c) In addition to and notwithstanding any other provision in this Trust Agreement, without the consent of each affected Securityholder (such consent being obtained in accordance with Section 6.03 or 6.06 hereof), this Trust Agreement may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date or (ii) restrict the right of a Securityholder to institute suit for the enforcement of any such payment on or after such date; notwithstanding any other provision herein without the unanimous consent of the Securityholders (such consent being obtained in accordance with Section 6.03 or 6.06 hereof), paragraph (b) of this Section 10.03 may not be amended.

          (d) Notwithstanding any other provisions of this Trust Agreement, no Trustee shall enter into or consent to any amendment to this Trust Agreement which would cause the Trust to (i) fail or cease to qualify, as evidenced by an Opinion of Counsel, for an exemption from status of an "investment company" under the Investment Company Act, or (ii) fail or cease to be classified, as evidenced by an Opinion of Counsel, as a grantor trust for United States federal income tax purposes.

          (e) Notwithstanding anything in this Trust Agreement to the contrary, without the consent of the Depositor and the Administrative Trustees, this Trust Agreement may not be amended in a manner which imposes any additional obligation on the Depositor or the Administrative Trustees.

          (f) In the event that any amendment to this Trust Agreement is made, the Administrative Trustees shall promptly provide to the Depositor a copy of such amendment.

          (g) The Property Trustee shall not be required to enter into any amendment to this Trust Agreement which affects its own rights, duties or immunities under this Trust Agreement. The Property Trustee shall be entitled to receive an Opinion of Counsel and an Officers' Certificate stating that any amendment to this Trust Agreement is in compliance with this Trust Agreement.

     Section 10.04 SEVERABILITY. In case any provision in this Trust Agreement or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 10.05 GOVERNING LAW. THIS TRUST AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE SECURITYHOLDERS, THE DEPOSITOR, THE TRUST AND THE TRUSTEES WITH RESPECT TO THIS TRUST AGREEMENT AND THE TRUST SECURITIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS CONFLICTS OF LAWS PROVISIONS.

     Section 10.06 PAYMENTS DUE ON NON-BUSINESS DAY. If the date fixed for any payment on any Trust Security shall be a day which is not a Business Day, then such payment need not be made on such date but may be made on the next succeeding day which is a Business Day (except as otherwise provided in Section 4.01(a) and 4.02(d)), with the same force and effect as though made on the date fixed for such payment, and no Distribution shall accumulate on such unpaid amount thereon for the period after such date.

     Section 10.07 SUCCESSORS. This Trust Agreement shall be binding upon and shall inure to the benefit of any successor to the Depositor, the Trust or any Relevant Trustee, including any successor by operation of law. Except in connection with a consolidation, merger or sale involving the Depositor that is permitted under Article VIII of the Indenture and pursuant to which the assignee agrees in writing to perform the Depositor's obligations hereunder, the Depositor shall not assign its obligations hereunder.

     Section  10.08  HEADINGS.   The  Article  and  Section   headings  are  for
convenience only and shall not affect the construction of this Trust Agreement.

     Section 10.09 REPORTS, NOTICES AND DEMANDS. Any report, notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon any Securityholder or the Depositor shall be given or served in writing by deposit thereof, postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (a) in the case of a Capital Securityholder, to such Capital Securityholder as such Securityholder's name and address may appear on the Securities Register; and (b) in the case of the Common Securityholder or the Depositor, to North Country Financial Corporation, 130 South Cedar Street, Manistique, Michigan 49854, Attention: Mr. Ronald G. Ford, Facsimile No.: (906) 341-8702. Such notice, demand or other communication to or upon a Securityholder shall be deemed to have been sufficiently given or made, for all purposes, upon hand delivery, mailing or transmission.

     Any notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon the Trust, the Property Trustee or the Administrative Trustees shall be given in writing addressed (until another address is published by the Trust) as follows:
(a) with respect to the Property Trustee, to Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001,
Attention: Corporate Trust Administration; and (b) with respect to the Administrative Trustees, to them at the address above for notices to the Depositor, marked "Attention: Administrative Trustees of North Country Capital Trust." Such notice, demand or other communication to or upon the Trust or the Property Trustee shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust or the Property Trustee.

     Section 10.10 AGREEMENT NOT TO PETITION. Each of the Trustees and the Depositor agree for the benefit of the Securityholders that, until at least one year and one day after the Trust has been terminated in accordance with Article IX, they shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, reorganization, arrangement, insolvency, liquidation or other similar law (including, without limitation, the United States Bankruptcy
Code) (collectively, "Bankruptcy Laws") or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. In the event the Depositor takes action in violation of this Section 10.10, the Property Trustee agrees, for the benefit of Securityholders, that at the expense of the Depositor, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Depositor against the Trust or the commencement of such action and raise the defense that the Depositor has agreed in writing not to take such action and should be stopped and precluded therefrom and such other defenses, if any, as counsel for the Property Trustee or the Trust may assert. The provisions of this Section 10.10 shall survive the termination of this Trust Agreement.

     Section 10.11 TRUST INDENTURE ACT; CONFLICT WITH TRUST INDENTURE ACT.

          (a) This Trust Agreement is subject to the provisions of the Trust Indenture Act that would be required to be part of this Trust Agreement if this Trust Agreement is qualified thereunder, and shall, to the extent applicable, be governed by such provisions.

          (b) The Property Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.

          (c) If any provision hereof limits, qualifies or conflicts with another provision hereof which would be required to be included in this Trust Agreement by any of the provisions of the Trust Indenture Act, pursuant to Section 10.11(a) hereof, such required provision shall control. If any provision of this Trust Agreement modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Trust Agreement as so modified or to be excluded, as the case may be.

          (d) The application of the Trust Indenture Act to this Trust Agreement shall not affect the nature of the Securities as securities representing undivided beneficial interests in the assets of the Trust.

     Section 10.12 RIGHTS UNDER INDENTURE. The Trust may not assign any of its rights under the Indenture without the prior written consent of the Depositor.

     Section 10.13 EFFECTIVENESS. This Trust Agreement shall become effective when signed by the Depositor and the Bank.

     Section 10.14 INTENTION OF THE PARTIES. It is the intention of the parties hereto that the Trust not be characterized for United States federal income tax purposes as a corporation or a partnership, but rather that the Trust be characterized as a grantor trust or otherwise in a manner and that each Owner be treated as owning an undivided beneficial interest in the assets of the Trust. The provisions of this Trust Agreement shall be interpreted to further this intention of the parties.

     Section 10.15 COUNTERPARTS. This Trust Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 10.16 ACCEPTANCE OF TERMS OF TRUST AGREEMENT GUARANTEE AND INDENTURE. THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A SECURITYHOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE SECURITYHOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT AND AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH SECURITYHOLDER AND SUCH OTHERS THAT THOSE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH SECURITYHOLDER AND SUCH OTHERS.


                    [signatures appear on the following page]

                                  NORTH COUNTRY FINANCIAL CORPORATION
                                  as Depositor


                                  By: /s/ Ronald G. Ford
                                  Name:    Ronald G. Ford
                                  Title:   Chief Executive Officer and President


                                  WILMINGTON TRUST COMPANY,
                                  as Property Trustee


                                  By: /s/ Emmett R. Harmon
                                  Name: Emmett R. Harmon
                                  Title: Vice President




                                  /s/ Ronald G. Ford
                                  Name:    Ronald G. Ford
                                  Title:   Administrative Trustee




                                  /s/ Sherry L. Littlejohn
                                  Name:     Sherry L. Littlejohn
                                  Title:    Administrative Trustee




                                  /s/ Paul J. Hinkson
                                  Name:    Paul J. Hinkson
                                  Title:   Administrative Trustee

                                    EXHIBIT A


                                 TRUST AGREEMENT


     This TRUST AGREEMENT is made this 22nd day of April, 1999 (this "Trust Agreement"), by and among (i) North Country Financial Corporation, a Michigan corporation (the "Depositor"), (ii) Wilmington Trust Company, a Delaware banking corporation, as trustee, and (iii) Ronald G. Ford, Sherry L. Littlejohn and Paul
J. Hinkson, each an individual, as trustees (each of such trustees in (ii) and (iii) a "Trustee" and collectively, the "Trustees"). The Depositor and the Trustees hereby agree as follows:

     1. The trust created hereby (the "Trust") shall be known as "North Country Capital Trust," in which name the Trustees, or the Depositor to the extent provided herein, may engage in the transactions contemplated hereby, make and execute contracts, and sue and be sued.

     2. The Depositor hereby assigns, transfers, conveys and sets over to the Trustees the sum of $10.00. The Trustees hereby acknowledge receipt of such amount in trust from the Depositor, which amount shall constitute the initial trust estate. The Trustees hereby declare that they will hold the trust estate in trust for the Depositor. It is the intention of the parties hereto that the Trust created hereby constitutes a business trust under Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. Section 3801, et seq. (the "Business Trust Act"), and that this document constitutes the governing instrument of the Trust. The Trustees are hereby authorized and directed to execute and file a certificate of trust with the Delaware Secretary of State in accordance with the provisions of the Business Trust Act.

     3. The Depositor and the Trustees will enter into an amended and restated Trust Agreement, satisfactory to each such party, to provide for the contemplated operation of the Trust created hereby and the issuance of the Capital Securities and Common Securities referred to therein. Prior to the execution and delivery of such amended and restated Trust Agreement, the Trustees shall not have any duty or obligation hereunder or with respect to the trust estate, except as otherwise required by applicable law or as may be necessary to obtain prior to such execution and delivery of any licenses, consents or approvals required by applicable law or otherwise.

     4. The Depositor and the Trustees hereby authorize and direct the Depositor, as the sponsor of the Trust, (i) to prepare a Confidential Offering Memorandum in accordance with the provisions of Regulation D under the
Securities Act of 1933, as amended, for the purposes of offering for sale the Capital Securities of the Trust and possibly certain other securities; (ii) to file and execute on behalf of the Trust such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as shall be necessary or desirable to register the Capital Securities under the securities or blue sky laws of such jurisdictions as the Depositor, on behalf of the Trust, may deem necessary or desirable; and
(iii) to execute on behalf of the Trust that certain Purchase Terms Agreement relating to the Capital Securities, among the Trust, the Depositor and the Underwriter named therein. In the event that any filing referred to in clause (ii) above is required by the rules and regulations of the state securities or blue sky laws to be executed on behalf of the Trust by one or more of the Trustees, each of the Trustees, in its or his capacity as a Trustee of the Trust, is hereby authorized and, to the extent so required, directed to join in any such filing and to execute on behalf of the Trust any and all of the foregoing, it being understood that Wilmington Trust Company in its capacity as a Trustee of the Trust shall not be required to join in any such filing or execute on behalf of the Trust any such document unless required by the rules and regulations of the state securities or blue sky laws. In connection with the filings referred to above, the Depositor and Ronald G. Ford, Sherry L. Littlejohn and Paul J. Hinkson, each as Trustees and not in their individual capacities, hereby constitutes and appoints Ronald G. Ford, Sherry L. Littlejohn and Paul J. Hinkson, and each of them, as its true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the Depositor or such Trustee or in the Depositor's or such Trustees' name, place and stead, in any and all capacities, to sign any and all amendments to the Confidential Offering Memorandum and to file the same, with all exhibits thereto, and other documents in connection therewith, with the administrators of the state securities or blue sky laws, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the Depositor or such Trustee might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their respective substitute or substitutes, shall do or cause to be done by virtue hereof.

     5. This Trust Agreement may be executed in one or more counterparts.

     6. The number of Trustees initially shall be four, and thereafter the number of Trustees shall be such number as shall be fixed from time to time by a written instrument signed by the Depositor which may increase or decrease the number of Trustees; provided, however, that to the extent required by the Business Trust Act, one Trustee shall either be a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable Delaware law. Subject to the foregoing, the Depositor is entitled to appoint or remove without cause any Trustee at any time. The Trustees may resign upon 30 days' prior notice to the Depositor.

     7. This Trust Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware (without regard to conflict of laws of principles).

     IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed as of the day and year first above written.

                                       NORTH COUNTRY FINANCIAL CORPORATION
                                       as Depositor

                                       By: ________________________________
                                             Ronald G. Ford
                                             Chief Executive Officer


                                       WILMINGTON TRUST COMPANY
                                       as Trustee

                                       By: ________________________________

                                       Its: ________________________________


                                       NORTH COUNTRY CAPITAL TRUST


                                       By: ________________________________
                                              Ronald G. Ford
                                              as Trustee


                                       By: ________________________________
                                              Sherry L. Littlejohn
                                              as Trustee


                                       By:________________________________
                                              Paul J. Hinkson
                                              as Trustee


::ODMA\PCDOCS\GRR\267784\5

                                    EXHIBIT B



THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT TO THE DEPOSITOR OR AN AFFILIATE OF THE DEPOSITOR IN COMPLIANCE WITH APPLICABLE LAW AND SECTION 5.11 OF THE TRUST AGREEMENT

       Certificate Number C-1             Number of Common Securities _________


                    Certificate Evidencing Common Securities
                                       of
                           North Country Capital Trust

                         Floating Rate Common Securities
                 (Liquidation amount $1,000 per Common Security)


     North Country Capital Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that North Country Financial Corporation (the "Holder") is the registered owner of ________ (________) common securities of the Trust representing undivided beneficial interests in the assets of the Trust and designated the Floating Rate Common Securities (liquidation amount $1,000 per Common Security) (the "Common Securities"). Except in accordance with Section 5.10 of the Trust Agreement (as defined below) the Common Securities are not transferable and any attempted transfer hereof other than in accordance therewith shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of ___________________, 1999, among the Holder, as Depositor, Wilmington Trust Company, as Property Trustee, the Administrative Trustees named therein, and the holders, from time to time, of undivided beneficial interests in the assets of the Trust, as the same may be amended from time to time (the "Trust Agreement") including the designation of the terms of the Common Securities as set forth therein. The Trust will furnish a copy of the Trust Agreement to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

     Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

     Terms used but not defined herein have the meanings set forth in the Trust Agreement.

     IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate this ____ day of _____________, 199__.

                                    NORTH COUNTRY CAPITAL TRUST


                                    By: ______________________________________
                                    Name:  ___________________________________
                                    Title:   Administrative Trustee


[3174.sl]

                                    EXHIBIT C


     [INSERT IF THE CAPITAL SECURITY IS TO BE A GLOBAL CERTIFICATE - This Capital Security is a Global Capital Securities Certificate within the meaning of the Trust Agreement hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (the "DTC") or a nominee of the DTC. This Capital Security is exchangeable for Capital Securities
Certificates registered in the name of a person other than the DTC or its nominee only in the limited circumstances described in the Trust Agreement and no transfer of this Capital Security (other than a transfer of this Capital Security as a whole by the DTC to a nominee of the DTC or by a nominee of the
DTC) may be registered except in limited circumstances described in the Trust Agreement.

     Unless this Capital Security is presented by an authorized representative of the DTC to North Country Capital Trust or its agent for registration of transfer, exchange or payment, and any Capital Securities Certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of the DTC (and any payment hereon is made to Cede & Co. or to such other entity as requested by an authorized representative of the
DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, since the registered owner hereof, Cede & Co., has an interest herein.]

Certificate Number P-                                         CUSIP NO. ________
                       Number of Capital Securities _________


                    Certificate Evidencing Capital Securities
                                       of
                           North Country Capital Trust

                        Floating Rate Capital Securities
                (Liquidation amount $1,000 per Capital Security)


     North Country Capital Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that
_________________  (the  "Holder") is the  registered  owner of  _______________
(___________) Capital Securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the North Country Capital Floating Rate Capital Securities (liquidation amount $1,000 per Capital Security) (the "Capital Securities"). The Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.04 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities are set forth in, and this certificate and the Capital Securities represented hereby and issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the trust dated as of ___________________, 1999, among North Country Financial Corporation, a Michigan corporation, as Depositor, Wilmington Trust Company, as Property Trustee, the Administrative Trustees named therein, and the holders, from time to time, of undivided beneficial interests in the assets of the Trust, as the same may be amended from time to time (the "Trust Agreement") including the designation of the terms of Capital Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by North Country Financial Corporation, a Michigan corporation, and Wilmington Trust Company as guarantee trustee, dated as of ___________________, 1999 (the "Guarantee") to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

     Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

     IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate as of the date hereof.

Dated:                                NORTH COUNTRY CAPITAL TRUST



                                      By: _____________________________________
                                      Name: ___________________________________
                                      Title:   Administrative Trustee




                          CERTIFICATE OF AUTHENTICATION


     This is one of the Floating Rate Capital Securities referred to in the Amended and Restated Trust Agreement.

                                      WILMINGTON TRUST COMPANY,
                                      as Authentication Agent and Registrar



                                      By: _____________________________________
                                      Name: ___________________________________
                                      Title: __________________________________

                                   ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned assigns and transfers this Capital Security to:

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
 (Insert assignee's social security or tax identification number)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
 (Insert address and zip code of assignee)

and irrevocably appoints

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
agent to transfer this Capital Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: ________________

     Signature:   ______________________________  (Sign  exactly  as  your  name appears on the other side of this Capital Security Certificate)

     Signature(s) Guaranteed: The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

     THIS CAPITAL SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS CAPITAL SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

     THE HOLDER OF THIS CAPITAL SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS CAPITAL SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL

ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH NORTH COUNTRY FINANCIAL CORPORATION (THE "COMPANY") OR ANY "AFFILIATE" OF THE COMPANY WAS THE OWNER OF THIS CAPITAL SECURITY (OR ANY PREDECESSOR OF THIS CAPITAL SECURITY) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) AS LONG AS THIS CAPITAL SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS CAPITAL SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (E) TO AN INDIVIDUAL ACCREDITED INVESTOR WITHIN THE MEANING OF SUBPARAGRAPH (A)(5) OR (6) OF RULE 501 UNDER THE SECURITIES ACT, RESIDING IN ONE OF THE JURISDICTIONS AUTHORIZED BY THE COMPANY, THAT IS PURCHASING THE CAPITAL SECURITIES FOR ITS OWN ACCOUNT FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO
ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE TRUST AND THE COMPANY PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, (ii) PURSUANT TO CLAUSE (D) TO REQUIRE THAT THE TRANSFEROR DELIVER TO THE TRUST A LETTER FROM THE TRANSFEREE SUBSTANTIALLY IN THE FORM OF APPENDIX D TO THE OFFERING MEMORANDUM DATED MAY 7, 1999, AND (iii) PURSUANT TO CLAUSE (E) TO REQUIRE THAT THE TRANSFEROR DELIVER TO THE TRUST OR OTHER TRANSFER AGENT A QUESTIONNAIRE AND INVESTMENT AGREEMENT, EACH OF WHICH IS AVAILABLE FROM THE COMPANY. SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CAPITAL SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

::ODMA\PCDOCS\GRR\267784\5

EXHIBIT 10.7
                       NORTH COUNTRY FINANCIAL CORPORATION

                                       AND

                            WILMINGTON TRUST COMPANY


                                   As Trustee



                                ----------------

                          Junior Subordinated Indenture



                            Dated as of May 14, 1999

                                   $12,836,000

                          Aggregate Principal Amount of

                  Floating Rate Junior Subordinated Debentures

                              CROSS REFERENCE TABLE

Sections 310 through 318 of the Trust Indenture Act of 1939, as amended:


Trust Indenture                                                  Indenture
Act Section                                                      Section
Section 310(a)(1)............................................... 609
          (a)(2)................................................ 609
          (a)(3)................................................ Not Applicable
          (a)(4)................................................ Not Applicable
          (b)................................................... 608,610
Section 311(a).................................................. 613
          (b)................................................... 613
Section 312(a).................................................. 701
                                                                 702(a)
          (b)................................................... 702(b)
          (c)................................................... 702(c)
Section 313(a).................................................. 703(a)
          (a)(4)................................................ 101, 1004
          (b)................................................... 703(a)
          (c)................................................... 703(a)
          (d)................................................... 703(b)
Section 314(a).................................................. 704
          (b)................................................... Not Applicable
          (c)(1)................................................ 102
          (c)(2)................................................ 102
          (c)(3)................................................ Not Applicable
          (d)................................................... Not Applicable
          (e)................................................... 102
Section 315(a).................................................. 601
          (b)................................................... 602
          (c)................................................... 601
          (d)................................................... 601
          (e)................................................... 514
Section 316(a).................................................. 101
          (a)(1)(A)............................................. 502
                                                                 512
          (a)(1)(B)............................................. 513
          (a)(2)................................................ Not Applicable
          (b)................................................... 508
          (c)................................................... 104(c)
Section 317(a)(1)............................................... 503
          (a)(2)................................................ 504
          (b)................................................... 1003
Section 318(a).................................................. 107

NOTE: THIS CROSS-REFERENCE TABLE DOES NOT CONSTITUTE PART OF THIS INDENTURE AND SHALL NOT AFFECT THE INTERPRETATION OF ANY OF ITS TERMS.

                                TABLE OF CONTENTS


                                   ARTICLE ONE
                        Definitions and Other Provisions
                             of General Application

SECTION 101.      Definitions..................................................8
SECTION 102.      Compliance Certificates and Opinions........................14
SECTION 103.      Form of Opinion Documents Delivered to Trustee..............14
SECTION 104.      Acts of Holders; Record Dates...............................15
SECTION 105.      Notices, Etc., to Trustee and the Company...................16
SECTION 106.      Notice to Holders; Waiver...................................16
SECTION 107.      Conflict with Trust Indenture Act...........................17
SECTION 108.      Effect of Headings and Table of Contents....................17
SECTION 109.      Successors and Assigns......................................17
SECTION 110.      Severability Clause.........................................17
SECTION 111.      Benefits of Indenture.......................................17
SECTION 112.      Governing Law...............................................17
SECTION 113.      Non-Business Days...........................................18

                                   ARTICLE TWO
                                 Debenture Forms

SECTION 201.      Forms Generally.............................................18
SECTION 202.      Form of Face of Debenture...................................18
SECTION 203.      Form of Reverse of Debenture................................21
SECTION 204.      Additional Provisions Required in Global Security...........23
SECTION 205.      Form of Trustee's Certificate of Authentication.............24

                                  ARTICLE THREE
                                 The Debentures

SECTION 301.      Title and Terms; Paying Agent...............................25
SECTION 302.      Denominations...............................................28
SECTION 303.      Execution, Authentication, Delivery and Dating..............28
SECTION 304.      Temporary Debentures........................................28
SECTION 305.      Registration, Registration of Transfer and Exchange.........29
SECTION 306.      Mutilated, Destroyed, Lost and Stolen Debentures............32
SECTION 307.      Payment of Interest; Interest Rights Preserved..............32
SECTION 308.      Persons Deemed Owners.......................................33
SECTION 309.      Cancellation................................................33
SECTION 310.      Computation of Interest.....................................34
SECTION 311.      Right of Set-Off............................................34
SECTION 312.      Agreed Tax Treatment........................................34
SECTION 313.      CUSIP Numbers...............................................34

                                  ARTICLE FOUR
                           Satisfaction and Discharge

SECTION 401.      Satisfaction and Discharge of Indenture.....................34
SECTION 402.      Application of Trust Money..................................35
SECTION 403.      Legal and Covenant Defeasance of Debentures.................35

                                  ARTICLE FIVE
                                    Remedies

SECTION 501.      Events of Default...........................................38
SECTION 502.      Acceleration of Maturity; Rescission and Annulment..........39
SECTION 503.      Collection of Indebtedness and Suits for
                        Enforcement by Trustee................................40
SECTION 504.      Trustee May File Proofs of Claim............................40
SECTION 505.      Trustee May Enforce Claims Without Possession of
                        Debentures............................................41
SECTION 506.      Application of Money Collected..............................41
SECTION 507.      Limitation on Suits.........................................41
SECTION 508.      Unconditional Right of Holders to Receive Principal
                        and Interest..........................................42
SECTION 509.      Restoration of Rights and Remedies..........................42
SECTION 510.      Rights and Remedies Cumulative..............................42
SECTION 511.      Delay or Omission Not Waiver................................42
SECTION 512.      Control by Holders..........................................42
SECTION 513.      Waiver of Past Defaults.....................................43
SECTION 514.      Undertaking for Costs.......................................43
SECTION 515.      Waiver of Usury, Stay or Extension Laws.....................44

                                   ARTICLE SIX
                                   The Trustee

SECTION 601.      Certain Duties and Responsibilities.........................44
SECTION 602.      Notice of Defaults..........................................45
SECTION 603.      Certain Rights of Trustee...................................45
SECTION 604.      Not Responsible for Recitals or Issuance of
                        Debentures............................................46
SECTION 605.      May Hold Securities.........................................46
SECTION 606.      Money Held in Trust.........................................46
SECTION 607.      Compensation; Reimbursement; and Indemnity..................46
SECTION 608.      Disqualification; Conflicting Interests.....................47
SECTION 609.      Corporate Trustee Required; Eligibility.....................47
SECTION 610.      Resignation and Removal; Appointment of Successor...........47
SECTION 611.      Acceptance of Appointment by Successor......................48
SECTION 612.      Merger, Conversion, Consolidation or Succession to
                        Business..............................................49
SECTION 613.      Preferential Collection of Claims Against Company...........49
SECTION 614.      Appointment of Authenticating Agent.........................49

                                  ARTICLE SEVEN
                Holders' Lists and Reports by Trustee and Company

SECTION 701.      Company to Furnish Trustee Names and Addresses
                        of Holders............................................51
SECTION 702.      Preservation of Information; Communications to
                        Holders...............................................51
SECTION 703.      Reports by Trustee..........................................52
SECTION 704.      Reports by Company..........................................52

                                  ARTICLE EIGHT
              Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 801.      Company May Consolidate, Etc., Only on Certain Terms........52
SECTION 802.      Successor Substituted.......................................53

                                  ARTICLE NINE
                             Supplemental Indentures

SECTION 901.      Supplemental Indentures Without Consent of Holders..........53
SECTION 902.      Supplemental Indentures With Consent of Holders.............54
SECTION 903.      Execution of Supplemental Indentures........................54
SECTION 904.      Effect of Supplemental Indentures...........................55
SECTION 905.      Conformity with Trust Indenture Act.........................55
SECTION 906.      Reference in Securities to Supplemental Indentures..........55

                                   ARTICLE TEN
                    Covenants; Representations and Warranties

SECTION 1001.     Payment of Principal and Interest...........................55
SECTION 1002.     Maintenance of Office or Agency.............................55
SECTION 1003.     Money for Debenture Payments to Be Held in Trust............56
SECTION 1004.     Statement by Officers as to Compliance......................56
SECTION 1005.     Additional Sums.............................................57
SECTION 1006.     Additional Covenants........................................57
SECTION 1007.     Waiver of Certain Covenants.................................58

                                 ARTICLE ELEVEN
                           Subordination of Debentures

SECTION 1101.     Debentures Subordinate to Senior Debt.......................58
SECTION 1102.     Payment Over of Proceeds Upon Dissolution, Etc..............58
SECTION 1103.     Prior Payment to Senior Debt Upon Acceleration
                        of Debentures.........................................59
SECTION 1104.     No Payment When Senior Debt in Default......................60
SECTION 1105.     Payment Permitted If No Default.............................60
SECTION 1106.     Subrogation to Rights of Holders of Senior Debt.............60
SECTION 1107.     Provisions Solely to Define Relative Rights.................60
SECTION 1108.     Trustee to Effectuate Subordination.........................61
SECTION 1109.     No Waiver of Subordination Provisions.......................61
SECTION 1110.     Notice to Trustee...........................................61
SECTION 1111.     Reliance on Judicial Order or Certificate of
                        Liquidating Agent.....................................62
SECTION 1112.     Trustee Not Fiduciary for Holders of Senior Debt............62
SECTION 1113.     Rights of Trustee as Holder of Senior Debt; Preservation
                        of Trustee's Rights...................................62
SECTION 1114.     Article Applicable to Paying Agents.........................62
SECTION 1115.     Certain Conversions or Exchanges Deemed Payment.............62

                                 ARTICLE TWELVE
                            Redemption of Debentures

SECTION 1201.     Applicability of this Article...............................63
SECTION 1202.     Election to Redeem; Notice to Trustee.......................63
SECTION 1203.     Selection by Trustee of Debentures to Be Redeemed...........63
SECTION 1204.     Notice of Redemption........................................63
SECTION 1205.     Deposit of Redemption Price.................................64
SECTION 1206.     Debentures Payable on Redemption Date.......................64
SECTION 1207.     Optional Redemption; Conditions to Optional Redemption......65

                                ARTICLE THIRTEEN
                                  Miscellaneous

SECTION 1301.     Counterparts................................................65

     INDENTURE, dated as of May 14, 1999, between North Country Financial Corporation, a Michigan corporation (herein called the "Company"), having its principal office at 130 South Cedar Street, Manistique, Michigan 49854 and Wilmington Trust Company, a banking corporation duly organized and existing under the laws of Delaware, as Trustee (herein called the "Trustee"). Unless otherwise defined herein, all capitalized items used herein shall have the meanings ascribed to them in the Amended and Restated Trust Agreement between the Company, as Depositor and Wilmington Trust Company, Ronald G. Ford, an individual, Sherry L. Littlejohn, an individual, and Paul J. Hinkson, an individual, as trustees, and the holders, from time to time, of undivided beneficial interests in the assets of the Trust, dated as of May 14, 1999 (the "Trust Agreement"), as in effect on the date hereof, the form of which is attached as Annex A hereto.

                             RECITALS OF THE COMPANY

     WHEREAS, North Country Capital Trust (the "Trust") will, pursuant to the Purchase Terms Agreement dated May 7, 1999 among the Company, the Trust and First Tennessee Capital Markets (the "Placement Agent"), issue$12,836,000 aggregate liquidation amount of its Floating Rate Capital Securities (the
"Capital Securities" and, together with the Common Securities, the "Trust Securities") with a liquidation amount of $1,000 per Capital Security;

     WHEREAS, the parties hereto desire that this Indenture be subject to the provisions of the Trust Indenture Act of 1939, as amended, that would be required to be part of this Indenture (if the Indenture was subject by law to such act), and shall, to the extent applicable, be governed by such provisions;

     WHEREAS, the Company is guaranteeing the payment of distributions on the Capital Securities of the Trust and payment of the Redemption Price and payments on liquidation with respect to the Capital Securities, to the extent provided in the Guarantee Agreement dated as of May 14, 1999, between the Company and Wilmington Trust Company as guarantee trustee (the "Parent Guarantee") for the benefit of the holders of the Capital Securities;

     WHEREAS, the Company wishes to sell to the Trust, and the Trust wishes to purchase from the Company, Debentures (as defined below) in an aggregate principal amount of $12,836,000 and in satisfaction of the purchase price for such Debentures, the trustees of the Trust, on behalf of the Trust, wish to (i) execute and deliver to the Company Common Securities certificates evidencing an ownership interest in the Trust, registered in the name of the Company, in an aggregate amount of 386 Common Securities having an aggregate liquidation amount of $386,000 and (ii) deliver to the Company the sum of $12,836,000.

     WHEREAS, the Company has duly authorized the creation and issuance of an issue of its unsecured Floating Rate Junior Subordinated Debentures (the "Debentures," and, individually, a "Debenture"), of substantially the tenor and amount hereinafter set forth issued to evidence loans made to the Company of the proceeds from the issuance by the Trust of the Capital Securities and Common Securities, to provide the terms and conditions upon which the Debentures are to be authenticated, issued and delivered and to provide therefor the Company has duly authorized the execution and delivery of this Indenture; and

     WHEREAS, all things necessary to make the Debentures, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Debentures by the Holder thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Debentures, as follows:

                                   ARTICLE ONE
                        Definitions and Other Provisions
                             of General Application

SECTION 101.  DEFINITIONS.

     For all purposes of this Indenture and any indenture supplemental hereto, except as otherwise expressly provided or unless the context otherwise requires:

     (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

     (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein (except as otherwise expressly provided herein or unless the context otherwise requires);

     (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles which are generally accepted at the date or time of such computation; provided, that when two or more principles are so generally accepted, it shall mean that set of principles consistent with those in use by the Company; and

     (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     "3-Month LIBOR" has the meaning specified in Section 301.

     "Act," when used with respect to any Holder,  has the meaning  specified in
Section 104.

     "Additional Interest" means interest, if any, that shall accrue on any interest on the Debentures the payment of which has not been made on the applicable Interest Payment Date and which shall accrue at the Coupon Rate, compounded quarterly (to the extent permitted by law).

     "Additional Sums" has the meaning specified in Section 1005.

     "Additional Taxes" means the sum of any additional taxes, duties and other governmental charges to which the Trust has become subject from time to time as a result of a Tax Event.

     "Administrative Trustees" means each Person identified as an "Administrative Trustee" in the Trust Agreement, solely in such Person's capacity as Administrative Trustee of the Trust under such Trust Agreement and not in such Person's individual capacity, or any successor administrative trustee appointed as therein provided.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security, the rules and procedures of the Depositary for such Global Security, in each case to the extent applicable to such transaction and as in effect from time to time.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Debentures.

     "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors or such committee of the Board of Directors or officers of the Company to which authority to act on behalf of the Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed or a day on which the Corporate Trust Office of the Trustee, or the principal office of the Property Trustee under the Trust Agreement, is closed for business.

     "Capital Securities" has the meaning specified in the Recitals to this Indenture.

     "Capital Treatment Event" means the receipt by the Trust or the Company of an Opinion of Counsel experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any agency thereof, or any official administrative pronouncement or judicial interpreting or applying such laws or regulations, that there is more than an insubstantial risk that the Capital Securities will no longer qualify as Tier 1 Capital (or the then equivalent thereof) for purposes of the capital adequacy guidelines of the Federal Reserve; provided, however, that a Capital Treatment Event may not be triggered by the Company having excess cumulative preferred capital which may not qualify as Tier 1 Capital.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Securities" means undivided beneficial interests in the assets of the Trust, having a Liquidation Amount of $1,000 per Common Security and having the rights provided therefor in the Trust Agreement.

     "Common Stock" means the common stock, without par value, of the Company.

     "Company" means North Country Financial Corporation, a corporation duly organized and existing under the laws of the State of Michigan and subject to the applicable provisions of this Indenture, shall also include its successors and assigns.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Chief
Executive Officer, its Vice Chairman of the Board, its President or a Vice President, and by its Chief Financial Officer, the Controller, its Secretary or an Assistant Secretary, and delivered to the Trustee.

     "Corporate Trust Office" means the principal office of the Trustee in the City of Wilmington, Delaware, at which at any particular time its corporate trust business shall be administered and which at the date of this Indenture is Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890.

     "Corporation"  includes  a  corporation,   association,   company,  limited
liability company, joint-stock company or business trust.

     "Coupon Rate" has the meaning specified in Section 301.

     "Debenture" or "Debentures" shall have the meaning set forth in the recitals hereto.

     "Debenture Holder," "Holder of Debentures," "registered holder" or other similar term shall mean a Person in whose name a Debenture is registered in the Debenture Register.

     "Debenture Register" and "Debenture Registrar" have the respective meanings specified in Section 305.

     "Debt" means, with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent, (i) every obligation of such Person for money borrowed; (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses; (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person; (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business); (v) every capital lease obligation of such Person; and (vi) every obligation of the type referred to in clauses (i) through (v) of another Person and all dividends of another Person the payment of which, in either case, such Person has guaranteed or is responsible or liable for, directly or indirectly, as obligor or otherwise.

     "Defaulted Interest" has the meaning specified in Section 307.

     "Depositary" means, with respect to the Debentures issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary by the Company pursuant to this Indenture or any successor thereto.

     "Distributions," with respect to the Capital Securities issued by North Country Capital Trust, means amounts payable in respect of such Capital
Securities as provided in the Trust Agreement and referred to therein as "Distributions."

     "Distribution Period" has the meaning specified in Section 301.

     "Event of Default" has the meaning specified in Section 501.

     "Expense  Agreement"  means the Expense  Agreement  contemplated by Section
607.

     "Extension Period" has the meaning specified in Section 301.

     "Global Security" means a Debenture in the form prescribed in Section 204 evidencing all or part of the Debentures, issued to the Depositary or its nominee, and registered in the name of such Depositary or its nominee.

     "Federal  Reserve"  means the Board of  Governors  of the  Federal  Reserve
System.

     "Government Obligations" means, with respect to the Debentures, securities which are (i) direct obligations of the United States of America or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed by the United States of America and which, in either case, are full faith and credit obligations of the United States of America and are not callable or redeemable at the option of the issuer thereof and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depository receipt.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act, if any, that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

     "Interest Payment Date," when used with respect to any installment of interest on a Debenture, means the date specified in such Debenture as the fixed date on which an installment of interest with respect to the Debentures is due and payable.

     "Investment Company Event" means the receipt by the Company or the Trust of an Opinion of Counsel experienced in such matters to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), the Trust or the Company is or will be considered an "investment company" that is required to be registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), which Change in 1940 Act Law becomes effective on or after the date of original issuance of the Debentures.

     "Junior Subordinated Payment" has the meaning specified in Section 1102.

     "Maturity," when used with respect to any Debenture, means the date on which the principal of such Debenture becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board, the Chief Executive Officer, a Vice Chairman of the Board, the President or a Vice President, and by the Chief Financial Officer, the Controller, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to
Section 1004 shall be the principal executive, financial, investment or accounting officer of the Company.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company (and who may be an employee of the Company), and who shall be acceptable to the Trustee.

     "Outstanding," when used with respect to Debentures, means, as of the date of determination, all Debentures theretofore authenticated and delivered under this Indenture, except: (i) Debentures theretofore canceled by the Trustee or any Paying Agent or delivered to the Trustee or any Paying Agent for cancellation; (ii) Debentures for whose payment or redemption money or Governmental Obligations in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Debentures, provided that, if such Debentures are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and (iii) Debentures which have been paid pursuant to Section 306, or in exchange for or in lieu of which other Debentures have been authenticated and delivered pursuant to this Indenture, other than any such Debentures in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Debentures are held by Holders in whose hands such Debentures are valid, binding and legal obligations of the Company; provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Debentures have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Debentures owned by the Company or any other obligor upon the Debentures or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Debentures which the Trustee knows to be so owned shall be so disregarded. Debentures so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Debentures and that the pledgee is not the Company or any other obligor upon the Debentures or any Affiliate of the Company or such other obligor. Upon the written request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Debentures, if any, known by the Company to be owned or held by or for the account of the Company, or any other obligor on the Debentures or any Affiliate of the Company or such obligor, and, subject to the provisions of Section 601, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Debentures not listed therein are Outstanding for the purpose of any such determination.

     "Parent Guarantee" has the meaning specified in the Recitals to this Indenture.

     "Paying Agent" means any Person authorized by the Company to pay the principal (or premium, if any) of or interest on, or other amounts in respect of, any Debentures on behalf of the Company.

     "Person" means any individual, corporation, partnership, joint venture, association, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Predecessor Debenture" of any particular Debenture means every previous Debenture evidencing all or a portion of the same debt as that evidenced by such particular Debenture; and, for the purposes of this definition, any Debenture authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Debenture shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Debenture.

     "Proceeding" has the meaning specified in Section 1102.

     "Property Trustee" means the commercial bank or trust company identified as the "Property Trustee" in the Trust Agreement, solely in its capacity as Property Trustee under such Trust Agreement and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as therein provided.

     "QIB" means a "qualified institutional buyer" as defined in Rule 144A promulgated under the Securities Act of 1933, as amended.

     "Redemption Date," when used with respect to any Debenture to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price," when used with respect to any Debenture to be redeemed, has the meaning specified in Section 1207.

     "Regular Record Date" for the interest payable on any Interest Payment Date means, for so long as the Capital Securities remain in book-entry form, one Business Day prior to the relevant Interest Payment Date and, in the event the Capital Securities are not in book-entry form, the day which is fifteen days prior to the date the relevant Interest Payment Date occurs.

     "Responsible Officer," when used with respect to the Trustee, means any officer of the Trustee assigned by the Trustee from time to time to administer its corporate trust matters.

     "Senior Debt" means the principal of (and premium, if any) and interest, if any (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company whether or not such claim for post-petition interest is allowed in such proceeding), on Debt, whether incurred on or prior to the date of this Indenture or thereafter incurred, unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligations are not superior in right of payment to the Debentures or to other Debt which is pari passu with, or subordinated to, the Debentures; provided, however, that Senior Debt shall not be deemed to include (a) any Debt of the Company which, when incurred and without respect to any election under Section 1111(b) of the Bankruptcy Reform Act of 1978, was without recourse to the Company, (b) any Debt of the Company to any of its Subsidiaries, (c) Debt to any employee of the Company, (d) trade accounts payable of the Company, (e) accrued liabilities arising in the ordinary course of business of the Company, (f) the Debentures, and (g) the Parent Guarantee.

     "Special Event" means an Investment Company Event, a Tax Event, or a Capital Treatment Event.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

     "Stated Maturity," when used with respect to any Debenture or any installment of principal thereof or interest thereon, means May 14, 2029, the date on which the principal, together with any accrued and unpaid interest, of such Debenture or such installment of interest is due and payable, or if the Company elects to accelerate the maturity date in accordance with Section 1207 hereof, such earlier date as the Company selects, but in no event before May 14, 2009.

     "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     "Tax Event" means the receipt by the Trust or the Company of an Opinion of Counsel experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein or any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of issuance of the Debentures, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date of such Opinion of Counsel, subject to United States federal income tax with respect to interest income received or accrued on the Debentures, (ii) interest payable by the Company on the Debentures is not, or within 90 days of the date of such Opinion of Counsel will not be, deductible by the Company, in whole or in part, for United States federal income tax purposes, or (iii) the Trust is, or will be within 90 days of the date of such Opinion of Counsel, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

     "Trust" means North Country Capital Trust, a Delaware business trust declared and established pursuant to the Delaware Business Trust Act (12 Del. Code Section 3801 et. seq.) by the Trust Agreement.

     "Trust Agreement" has the meaning specified in the first paragraph of this Indenture.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 as amended and as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

     "Trust Securities" has the meaning specified in the Recitals to this Indenture.

     "Vice President," when used with respect to the Company or the Trustee, means any duly appointed vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

SECTION 102.   COMPLIANCE CERTIFICATES AND OPINIONS.

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent (including covenants, compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all conditions precedent (including covenants compliance with which constitute a condition precedent), if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished. Every certificate or opinion delivered with respect to compliance with a condition or covenant provided for in this Indenture (other than the certificate provided pursuant to Section 1004) shall include:

         (a)      a  statement   that  each   officer   signing  the   Officers'
                  Certificate has read the covenant or condition and the definitions herein relating thereto;

         (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

         (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

SECTION 103.  FORM OF OPINION DOCUMENTS DELIVERED TO TRUSTEE.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.  ACTS OF HOLDERS; RECORD DATES.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given to or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee at the address specified in Section 105 and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution by any Person of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The Company may, in the circumstances permitted by the Trust Indenture Act, but shall not be obligated, to fix any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. Except as otherwise provided herein, if not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action, whether or not such Persons continue to be Holders after such record date; provided, however, that unless such vote or consent is obtained from the Holders (or their duly designated proxies) of the requisite principal amount of Outstanding Debentures prior to the Expiration Date (as defined below), any such vote or consent previously given shall automatically and without further action by any Holder be canceled and of no further effect and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Debentures on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Debentures in the manner set forth in Section 106.

          The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2), or
          (iv) any direction referred to in Section 512. If any record date is set pursuant to this paragraph, the Holders of Outstanding Debentures on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date, provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Debentures on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Debentures on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Debentures in the manner set forth in Section 106.

          With respect to any record date set pursuant to this Section, the party hereto that sets such record date may designate any date as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later date, provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Debentures in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto that set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

     (d) The ownership of Debentures shall be proved by the Debenture Register or by a certificate of the Debenture Registrar.

     (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Debenture shall bind every future Holder of the same Debenture and the Holder of every Debenture issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Debenture.

     (f) Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Debenture may do so with regard to all or any part of the principal amount of such Debenture or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

SECTION 105.  NOTICES, ETC., TO TRUSTEE AND THE COMPANY.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

     (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention:
          Corporate Trust Administration or

     (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106.  NOTICE TO HOLDERS; WAIVER.

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Debenture Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107.  CONFLICT WITH TRUST INDENTURE ACT.

     Notwithstanding the non-qualification of this Indenture under the Trust Indenture Act, if any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that would be required under such Act to be a part of and govern this Indenture if this Indenture were to be so qualified, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, such provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be. SECTION 108. EFFECT OF HEADINGS AND TABLE OF CONTENTS.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.  SUCCESSORS AND ASSIGNS.

     The Company will have the right at all times to assign any of its rights or obligations under this Indenture to a direct or indirect wholly-owned subsidiary of the Company; provided, that, in the event of any such assignment, the Company will remain liable for all such obligations. The Trust may not assign any of its rights under this Indenture without the prior written consent of the Company. This Indenture is not otherwise assignable by the parties hereto. Subject to the foregoing, this Indenture shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, whether so expressed or not.

SECTION 110.  SEVERABILITY CLAUSE.

     In case any provision in this Indenture or in the Debentures shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.  BENEFITS OF INDENTURE.

     Nothing in this Indenture or in the Debentures, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent and their successors and assigns hereunder, the holders of Senior Debt, the holders of Capital Securities (to the extent provided herein) and the Holders of Debentures, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.  GOVERNING LAW.

     THIS INDENTURE AND THE DEBENTURES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN WITHOUT REFERENCE TO ITS CONFLICTS OF LAWS PROVISIONS. THIS INDENTURE IS DEEMED TO BE SUBJECT TO THE PROVISIONS

OF THE TRUST INDENTURE ACT OF 1939, AS AMENDED, THAT ARE REQUIRED TO BE PART OF THIS INDENTURE AND SHALL, TO THE EXTENT APPLICABLE, BE GOVERNED BY SUCH PROVISIONS.

SECTION 113.  NON-BUSINESS DAYS.

     In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Debenture shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Debentures) payment of interest or principal (and premium, if any) or other amounts in respect of the Debentures need not be made on such date, but may be made on the next succeeding Business Day in each case (except that, if such Business Day is in the next succeeding calendar year, payment shall be made on the immediately preceding Business Day) in each case with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue in respect of the amounts whose payment is so delayed for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                                   ARTICLE TWO
                                 Debenture Forms

SECTION 201. FORMS GENERALLY. The Debentures and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture.

     The definitive Debentures shall be printed, lithographed or engraved or produced by any combination of these or other methods, if required by any securities exchange on which the Debentures may be listed, on a steel engraved border or steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Debentures may be listed, all as determined by the officers executing such Debentures, as evidenced by their execution of such Debentures.

SECTION 202.  FORM OF FACE OF DEBENTURE.

     THE DEBENTURES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH DEBENTURES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.


                       NORTH COUNTRY FINANCIAL CORPORATION

                   Floating Rate Junior Subordinated Debenture

No. 1                                                        $__________________

     North Country Financial Corporation, a Michigan corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to North Country Capital Trust, the principal sum of _______________ DOLLARS ($________________) on May 14, 2029 (the "Stated Maturity").

     The Company further promises to pay interest on said principal sum from May 14, 1999 or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, quarterly (subject to deferral as set forth herein) in arrears on February 14, May 14, August 14 and November 14 of each year, commencing August 14, 1999, at a rate per annum of 7.50% beginning on (and including) the date of original issuance and ending on (but excluding) August 14, 1999 and at a rate per annum for each successive period beginning on (and including) August 14, 1999, and each succeeding Interest Payment Date, and ending on (but excluding) the next succeeding Interest Payment Date (each a "Distribution Period"), determined by reference to 3- Month LIBOR, determined as described below, plus 2.50% applied to the principal amount hereof, until the principal hereof is paid or duly provided for or made available for payment, and on any overdue principal and (without duplication) on any overdue installment of interest at the same rate per annum, compounded quarterly, from the dates such amounts are due until they are paid or made available for payment. As used herein, "Determination Date" means the date that is two London Banking Days (i.e., a day in which dealings in deposits in U. S. dollars are transacted in the London interbank market) preceding the commencement of the relevant Distribution Period. The amount of interest payable for any period less than a full interest period will be computed on the basis of actual days elapsed and a 360-day year. In the event that any date on which interest is payable on this Debenture is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date the payment was originally payable. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Debenture (or one or more Predecessor Securities, as defined in the Indenture) is registered at the close of business on the Regular Record Date for such interest installment, which shall be fifteen days prior to the day on which the relevant Interest Payment Date occurs. Any such interest installment not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Debenture (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date.

     "3-Month LIBOR" as used herein, means the London interbank offered rate for three-month, Eurodollar deposits determined by the Trustee (as defined in the Indenture) in the following order of priority: (i) the rate (expressed as a percentage per annum) for Eurodollar deposits having a three-month maturity that appears on Telerate Page 3750 as of 11:00 a.m. (London time) on the particular Determination Date ("Telerate Page 3750" means the display designated as "Page 3750" on the Dow Jones Telerate Service or such other page as may replace Page 3750 on that service or such other service or services as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying London interbank offered rates for U.S. dollars deposits); (ii) if such rate does not appear on Telerate Page 3750 as of 11:00 a.m. (London time) on the Determination Date, 3-Month LIBOR will be the arithmetic mean of the rates (expressed as percentages per annum) for Eurodollar deposits having a three-month maturity that appear on Reruters Monitor Money Rates Page LIBO ("Reuters Page LIBO") as of 11:00 a.m. (London time) on such Determination Date;
(iii) if such rate does not appear on Reuters Page LIBO as of 11:00 a.m. (London time) on the related Determination Date, the Trustee will request the principal London offices of four leading banks in the London interbank market to provide such banks' offered quotations (expressed as percentages per annum) to prime banks in the London interbank market for Eurodollar deposits having a three-month maturity as of 11:00 a.m. (London time) on such Determination Date. If at least two quotations are provided, 3-Month LIBOR will be the arithmetic mean of such quotations; (iv) if fewer than two such quotations are provided as requested in clause (iii) above, the Trustee will request four major New York City banks to provide such banks' offered quotations (expressed as percentages per annum) to leading European banks for loans in Eurodollars as of 11:00 a.m. (London time) on such Determination Date. If at least two such quotations are provided, 3-Month LIBOR will be the arithmetic mean of such quotations; and (v) if fewer than two such quotations are provided as requested in clause (iv) above, 3-Month LIBOR will be a 3-Month LIBOR determined with respect to the Distribution Period immediately preceding such current Distribution Period. If the rate for Eurodollar deposits having a three-month maturity that initially appears on Telerate Page 3750 or Reuters Page LIBO, as the cause may be, as of 11:00 a.m. (London time) on the related Determination Date is superseded on the Telerate Page 3750 or Reuters Page LIBO, as the case may be, by a corrected rate between 12:00 noon (London time) on such Determination Date, then the corrected rate as so substituted on the applicable page will be the applicable 3-Month LIBOR for such Determination Date.

     The Distribution Rate (as defined in the Indenture) for any Distribution Period will at no time be higher than the maximum rate then permitted by Michigan law as the same may be modified by United States law.

     All percentages resulting from any calculations on the Debentures will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g.,

9.876545% or .09876545) being rounded to 9.87655% (or .0987655),  and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward).

     So long as no event of default with respect to this Debenture has occurred and is continuing, the Company shall have the right at any time during the term of this Debenture, from time to time, to defer the payment of interest on such Debenture from time to time for up to twenty consecutive quarters with respect to each deferral period (each an "Extension Period"), during which period interest will compound quarterly and the Company shall have the right to make partial payments of interest on any Interest Payment Date, and at the end of which Extension Period the Company shall pay all interest then accrued and unpaid including any Additional Interest; provided, however, that no Extension Period shall extend beyond the Stated Maturity of the principal of this Debenture as then in effect; provided further that during any such Extension Period, the Company shall not, and shall cause any Subsidiary of the Company not to, (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's outstanding capital stock, (ii) make any payment of principal, interest or premium, if any, on or repay, repurchase or redeem any debt security of the Company ranking pari passu with or junior in interest to this Debenture or make any guarantee payments with respect to any guarantee by the Company of the debt securities of any Subsidiary of the Company that by their terms rank pari passu or junior in interest to this Debenture, (iii) sell, lease, license, transfer or otherwise dispose of any asset or interest therein or (iv) with respect to the Company, make any capital contributions or similar advances to its Subsidiaries; provided, however, that the foregoing restrictions shall not prevent (a) any such transaction (other than transactions described in clause (iv) above) in the ordinary course of business or in immaterial amounts, (b) a reorganization of Subsidiaries of the Company so long as the Company's percentage ownership interest in such Subsidiaries does not decrease, (c) dividends or distributions in Common Stock of the Company, (d) payments under the guarantee of the Company with respect to payments of distributions and payments on liquidation or redemption of the Capital Securities, but only in each case to the extent of funds held by the Issuer thereof or under any other similar guarantee by the Company with respect to any other securities of any of its Subsidiaries, provided that the proceeds of the issuance of such securities were used to purchase debt securities of the Company that rank pari passu with or junior to this Debenture and (e) purchases of Common Stock of the Company in connection with the issuance of Common Stock of the Company under any of the Company's benefit plans for directors, officers or employees. Prior to the termination of any such Extension Period, the Company may further defer the interest payments, provided that no Extension Period shall exceed twenty consecutive quarters or extend beyond the Stated Maturity of this Debenture. Upon the termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due, the Company may elect to begin a new Extension Period, subject to the above requirements. No interest shall be due and payable during an Extension Period, except at the end thereof but each installment of interest that would otherwise have been due and payable during such Extension Period shall bear Additional Interest (to the extent that the payment of such interest shall be legally enforceable) as provided in the Indenture, compounded quarterly and calculated as set forth in the first paragraph of this Debenture, from the dates on which amounts would otherwise have been due and payable until paid or made available for payment. The Company shall give the Trustee and the Administrative Trustees notice of its election to begin an Extension Period at least two Business Days prior to the earliest of
(i) the date interest on this Debenture would have been payable except for the election to begin such Extension Period or (ii) the next succeeding date such distributions on the Trust Securities would have been payable except for the election to begin such Extension Period.

     In the event that the holders of the Capital Securities are owed 20 dividends in arrears, any individual holder has the right to ask the Trustee to enforce its acceleration rights as outlined in the Indenture. The Trustee may or may not elect to enforce such acceleration rights.

     The principal and interest (including any Additional Interest) on this Debenture shall be payable at the office or agency as the Company may designate from time to time for that purpose in the United States, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made, except in the case of Debentures in global form, (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Debenture Register or (ii) by transfer to an account maintained by the Person entitled thereto as specified in the Debenture Register; provided that proper transfer instructions have been received by the Regular Record Date.

     The indebtedness evidenced by this Debenture is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Debt, and this Debenture is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Debenture, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Debt, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

     Reference is hereby made to the further provisions of the Indenture summarized on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Debenture shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, North Country Financial Corporation has caused this instrument to be duly executed under its corporate seal.

Dated:
                                  North Country Financial Corporation



                                  By: _________________________________________

                                  Name: _______________________________________

                                  Title: ______________________________________

ATTEST:



_________________________________



SECTION 203.  FORM OF REVERSE OF DEBENTURE.

     This Debenture is one of a duly authorized issue of Debentures of the Company, designated as its Floating Rate Junior Subordinated Debentures (herein called the "Debentures"), limited in aggregate principal amount to $12,836,000 issued under an Indenture, dated as of May 14, 1999 (herein called the "Indenture"), between the Company and Wilmington Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Company and the Holders of the Debentures, and of the terms upon which the Debentures are, and are to be, authenticated and delivered.

     All terms used in this Debenture which are defined in the Indenture or in the Trust Agreement attached as Annex A thereto shall have the meanings assigned to them in the Indenture or the Trust Agreement, as the case may be.

     At any time on or after May 14, 2009, the Company shall have the right, subject to the terms and conditions of Article Twelve of the Indenture, to redeem this Debenture at the option of the Company, without premium or penalty, in whole at any time or in part from time to time, at the Redemption Price as defined in Article 12 of the Indenture.

     If a Special Event as defined in the Indenture shall occur and be continuing prior to May 14, 2009, the Company shall have the right, subject to the terms and conditions of Article Twelve of the Indenture, to redeem this Debenture at the option of the Company, without premium or penalty, in whole but not in part, within 90 days following the occurrence of such Special Event, subject to the provisions of Section 1207 and other provisions of Article Twelve of the Indenture, at the Redemption Price. Any redemption pursuant to this paragraph will be made upon not less than 30 nor more than 60 days' notice, at the Redemption Price. If the Debentures are only partially redeemed by the Company, the Debentures will be redeemed pro rata.

     In the event of redemption of this Debenture in part only, a new Debenture or Debentures for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     If an Event of Default with respect to the Debentures shall occur and be continuing, the principal of the Debentures may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

     The Indenture contains provisions for satisfaction and discharge and defeasance at any time of the entire indebtedness of this Debenture upon compliance by the Company with certain conditions set forth in the Indenture.

         The Indenture contains provisions permitting the Company and the Trustee, with the consent of Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, to modify the Indenture in a manner affecting the rights of the Holders of the Debentures; provided that no such modification may, without the consent of the Holder of each Outstanding Debenture affected thereby, (i) change the fixed maturity of the Debentures or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or (ii) reduce the percentage of principal amount of the Debentures, the Holders of which are required to consent to any such modification of the Indenture; provided, that, so long as any of the Capital Securities remains Outstanding, no such modification may be made that adversely affects the Holders of the Capital Securities, and no termination of the Indenture may occur, and no waiver of any Event of Default or compliance with any covenant under the Indenture may be effective, without the prior consent of the Holders of at least a majority of the aggregate Liquidation Amount (as defined in the Trust Agreement) of the Outstanding Capital Securities unless and until the principal of the Debentures and all accrued and unpaid interest (including any Additional Interest) thereon have been paid in full. The Indenture also contains provisions permitting Holders of specified percentages in principal amount of the Debentures at the time Outstanding, on behalf of the Holders of all Debentures, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this Debenture and of any Debenture issued upon the registration of transfer hereof or in exchange therefore or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debenture.

     As provided in and subject to the provisions of the Indenture, if an Event of Default with respect to the Debentures at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities may declare the principal amount of all the Debentures to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), provided that, if upon an Event of Default the Trustee or such Holders fail to declare the principal of all the Outstanding Securities to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount of the Capital Securities then Outstanding shall have the right to make such declaration by a notice in writing to the Company and the Trustee; and upon any such declaration the principal amount of and the accrued interest (including any Additional Interest) on all the Debentures shall become immediately due and payable, provided that the payment of principal and interest (including any Additional Interest) on such Debentures shall remain subordinated to the extent provided in Article Eleven of the Indenture.

     No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Debenture at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Debenture is registrable in the Debenture Register, upon surrender of this Debenture for registration of transfer at the office or agency of Wilmington Trust Company in Wilmington, Delaware, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to Wilmington Trust Company, as the Debenture Registrar, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debentures of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company or Wilmington Trust Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Debenture for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Debenture is registered as the owner hereof for all purposes, whether or not this Debenture be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Debentures are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Debentures are exchangeable for a like aggregate principal amount of Debentures of a different authorized denomination, as requested by the Holder surrendering the same.

     The Company and, by its acceptance of this Debenture or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, this Debenture agree that for United States federal, state and local tax purposes it is intended that this Debenture constitute indebtedness.

     THIS INDENTURE AND THE DEBENTURES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

SECTION 204.  ADDITIONAL PROVISIONS REQUIRED IN GLOBAL SECURITY.

     Any Global Security issued hereunder shall, in addition to the provisions contained in Sections 202, 203 and 305, bear legends in substantially the following form:

     This Debenture is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation ("DTC") or a nominee of DTC. This Debenture is exchangeable for Debentures registered in the name of a person other than DTC or its nominee only in the limited circumstances described in the Indenture and no transfer of this Debenture (other than a transfer of this Debenture as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of
DTC) may be registered except in limited circumstances.

     Unless this Debenture is presented by an authorized representative of DTC to North Country Financial Corporation or its agent for registration of transfer, exchange or payment, and any Debenture issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co. has an interest herein.

SECTION 205.  FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

     This  is  one  of  the  Debentures  referred  to  in  the  within-mentioned
Indenture.


__________________________________
AS TRUSTEE

                                            ___________________________________
                                            AUTHORIZED OFFICER

                                  ARTICLE THREE
                                 The Debentures

SECTION 301.  TITLE AND TERMS; PAYING AGENT.

     (a)  The   aggregate   principal   amount  of   Debentures   which  may  be
          authenticated and delivered under this Indenture is limited to $15,464,000 except for Debentures authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debentures pursuant to Section 304, 305, 306, 906 or 1208.

     (b) The Debentures shall be known and designated as the "Floating Rate Junior Subordinated Debentures" of the Company. Their Stated Maturity shall be May 14, 2029, or if the Company elects to accelerate the maturity date in accordance with Section 1207 hereof, such earlier date as the Company selects, but in no event before May 14, 2009.

     (c) Each Debenture shall bear interest for the period beginning on (and including) the date of original issuance and ending on (but excluding) August 14, 1999 at a rate per annum of 7.50%, and shall bear interest for each successive period beginning on (and including) August 14, 1999, and each succeeding Interest Payment Date, and ending on (but excluding) the next succeeding Interest Payment Date (each, a "Distribution Period") at a rate per annum determined by reference to the 3- Month LIBOR, determined as described in Section 301(e), plus 2.50% (the "Coupon Rate") applied to the principal amount thereof, until the principal thereof becomes due and payable, and on any overdue principal and to the extent that payment of such interest is enforceable under applicable law (without duplication) on any overdue installment of interest at the Coupon Rate compounded quarterly. Interest shall be payable (subject to any relevant Extension Period) quarterly in arrears on February 14, May 14, August 14 and November 14 of each year (each, an "Interest Payment Date"), with the first installment of interest to be paid on August 14, 1999, to the Person in whose name such Debenture or any predecessor Debenture is registered, at the close of business on the regular record date for such interest installment, which shall be fifteen days prior to the relevant Interest Payment Date.

     (d) The amount of interest payable for any period shall be computed on the basis of actual days elapsed and a 360-day year. In the event that any date on which interest is payable on the Debentures is not a Business Day, then payment of interest payable on such date shall be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the date such payment was originally payable. The amount of interest payable will be calculated by applying the Coupon Rate to the principal amount outstanding at the commencement of the Distribution Period and multiplying each such amount by the actual number of days in the Distribution Period concerned divided by 360. All percentages resulting from any calculations on the Debentures will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% or .09876545) being rounded to 9.87655% (or .0987655), and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward).

     (e)  "3-Month   LIBOR"  means  the  London   interbank   offered  rate  for
          three-month, Eurodollar deposits determined by the Trustee in the following order of priority:

          (i) the rate (expressed as a percentage per annum) for Eurodollar deposits having a three-month maturity that appears on Telerate Page 3750 as of 11:00 a.m. (London time) on the particular Determination Date (as defined below. "Telerate Page 3750" means the display designated as "Page 3750" on the Dow Jones Telerate Service or such other page as may replace Page

               3750 on that service or such other service or services as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying London interbank offered rates for U.S. dollars deposits;

         (ii) if such rate does not appear on Telerate Page 3750 as of 11:00 a.m. (London time) on the Determination Date, 3-Month LIBOR will be the arithmetic mean of the rates (expressed as percentages per annum) for Eurodollar deposits having a three-month maturity that appear on Reruters Monitor Money Rates Page LIBO ("Reuters Page LIBO") as of 11:00 a.m. (London time) on such Determination Date;

        (iii) if such rate does not appear on Reuters Page LIBO as of 11:00 a.m. (London time) on the related Determination Date, the Trustee will request the principal London offices of four leading banks in the London interbank market to provide such banks' offered quotations (expressed as percentages per annum) to prime banks in the London interbank market for Eurodollar deposits having a three-month maturity as of 11:00 a.m. (London time) on such Determination Date. If at least two quotations are provided, 3-Month LIBOR will be the arithmetic mean of such quotations;

         (iv) if fewer than two such quotations are provided as requested in clause (iii) above, the Trustee will request four major New York City banks to provide such banks' offered quotations (expressed as percentages per annum) to leading European banks for loans in Eurodollars as of 11:00 a.m. (London time) on such Determination Date. If at least two such quotations are provided, 3-Month LIBOR will be the arithmetic mean of such quotations; and

          (v) if fewer than two such quotations are provided as requested in clause (iv) above, 3-Month LIBOR will be a 3-Month LIBOR determined with respect to the Distribution Period immediately preceding such current Distribution Period. If the rate for Eurodollar deposits having a three-month maturity that initially appears on Telerate Page 3750 or Reuters Page LIBO, as the cause may be, as of 11:00 a.m. (London time) on the related Determination Date is superseded on the Telerate Page 3750 or Reuters Page LIBO, as the case may be, by a corrected rate between 12:00 noon (London time) on such Determination Date, then the corrected rate as so substituted on the applicable page will be the applicable 3-Month LIBOR for such Determination Date.

         (vi) The Distribution Rate for any Distribution Period will at no time be higher than the maximum rate then permitted by Michigan law as the same may be modified by United States law.

        (vii) "Determination Date" means the date that is two London Banking Days (i.e., a day in which dealings in deposits in U.S. dollars are transacted in the London interbank market) preceding the particular Distribution Period for which a Distribution Rate is being determined.

     (f) The Trustee shall notify the Company, the Property Trustee and any securities exchange or interdealer quotation system on which the Capital Securities are listed, of the Coupon Rate and the Determination Date for each Distribution Period, in each case as soon as practicable after the determination thereof but in no event later than the seventh Business Day of the relevant Distribution Period. Failure to notify the Company, the Property Trustee or any securities exchange or interdealer quotation system, or any defect in said notice, shall not affect the obligation of the Company to make payment on the Debentures at the applicable Coupon Rate. Any error in the calculation of the Coupon Rate by the Property Trustee may be corrected at any time by notice delivered as above provided. Upon the request of a holder of a Capital Security, the Trustee shall provide the Coupon Rate then in effect and, if determined, the Coupon Rate for the next Distribution Period.

     (g) Subject to the corrective rights set forth above, all certificates, communications, opinions, determinations, calculations, quotations and decisions given, expressed, made or obtained for the purposes of the provisions relating to the payment and calculation of interest on the Debentures and Distributions on the Capital Securities by the Trustee or the Property Trustee will (in the absence of willful default, bad faith and manifest error) be final, conclusive and binding on the Trust, the Company, and all of the holders of the Debentures and the Capital Securities, and no liability shall (in the absence of willful default, bad faith or manifest error) attach to the Trustee or the Property Trustee in connection with the exercise or non-exercise by either of them or their respective powers, duties and discretion.

     So long as no Event of Default hereunder has occurred and is continuing, the Company shall have the right, at any time during the term of the Debentures, to defer the payment of interest on such Debentures from time to time, for up to twenty consecutive quarters (each, an "Extension Period") during which Extension Periods interest will compound quarterly and the Company shall have the right to make partial payments of interest on any Interest Payment Date. At the end of any such Extension Period the Company shall pay all interest then accrued and unpaid on the Debentures (together with Additional Interest thereon, if any, at the rate specified for the Debentures to the extent permitted by applicable law), provided, however, that during any such Extension Period, neither the Company nor any Subsidiary shall (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's outstanding capital stock, (ii) make any payment of principal, interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company ranking pari passu with or junior in interest to the Debentures or make any guarantee payments with respect to any guarantee by the Company of the debt securities of any Subsidiary of the Company that by their terms rank pari passu or junior in interest to the Debentures,
(iii) sell, lease, license, transfer or otherwise dispose of any asset or interest therein or (iv) with respect to the Company, make any capital contributions or similar advances to its Subsidiaries; provided, however, that the foregoing restrictions shall not prevent (a) any such transaction (other than transactions described in clause (iv) above) in the ordinary course of business or in immaterial amounts, (b) a reorganization of Subsidiaries of the Company so long as the Company's percentage ownership interest in such Subsidiaries does not decrease, (c) dividends or distributions in Common Stock of the Company, (d) payments under the guarantee of the Company with respect to payments of distributions and payments on liquidation or redemption of the Capital Securities, but only in each case to the extent of funds held by the Issuer thereof or under any other similar guarantee by the Company with respect to any other securities of any of its Subsidiaries, provided that the proceeds of the issuance of such securities were used to purchase debt securities of the Company that rank pari passu with or junior to this Debenture and (e) purchases of Common Stock of the Company in connection with the issuance of Common Stock of the Company under any of the Company's benefit plans for directors, officers or employees. Prior to the termination of any such Extension Period, the Company may further defer the interest payment period, provided that no Extension Period shall exceed twenty consecutive quarters or extend beyond the Stated Maturity of the Debentures. Upon the termination of any Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due, the Company may elect to begin a new Extension Period, subject to the above requirements. No interest shall be due and payable during an Extension Period, except at the end thereof. The Company shall give the Trustee and the Administrative Trustees notice of its election to begin any such Extension Period.

     The Trustee shall promptly give notice of the Company's election to begin any such Extension Period to the Holders of the Outstanding Debentures.

     The principal and Additional Interest, if any, and interest on the Debentures shall be payable at the office of such Paying Agent or Paying Agents as the Company may designate for such purpose from time to time, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made, except in the case of Debentures in global form, (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Debenture Register or (ii) by transfer to an account maintained by the Person entitled thereto as specified in the Debenture Register; provided that proper transfer instructions have been received by the Regular Record Date.

     The Company designates Wilmington Trust Company as the initial Paying Agent with respect to the Debentures. The Company may at any time designate additional Paying Agents or rescind the designation of any Paying Agent or approve a change in the office through which any Paying Agent acts pursuant to Section 1002.

     The Debentures shall be subordinated in right of payment to Senior Debt as provided in Article Eleven.

     The Debentures shall be redeemable as provided in Article Twelve.

SECTION 302.  DENOMINATIONS.

     The Debentures shall be issuable only in registered form, without coupons, and only in denominations of $1,000 and any integral multiple thereof.

SECTION 303.  EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

     The Debentures shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its Chief Financial Officer, its Chief Executive Officer, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Debentures may be manual or facsimile.

     Debentures bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debentures or did not hold such offices at the date of such Debentures.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Debentures executed by the Company to the Trustee for authentication. Debentures may be authenticated on original issuance from time to time and delivered pursuant to such procedures acceptable to the Trustee ("Procedures") as may be specified from time to time by Company Order. Procedures may authorize authentication and delivery pursuant to oral instructions of the Company or a duly authorized agent, which instructions shall be promptly confirmed in writing.

     Prior to the delivery of a Debenture in any such form to the Trustee for authentication, the Company shall deliver to the Trustee a Company Order requesting the Trustee's authentication and delivery of all or a portion of the Debentures, and if less than all, setting forth procedures for such authentication. The Trustee in accordance with such Company Order shall authenticate and deliver such Debentures as in this Indenture provided and not otherwise.

     Each Debenture shall be dated the date of its authentication.

     No Debenture shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Debenture a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Debenture shall be conclusive evidence, and the only evidence, that such Debenture has been duly authenticated and delivered hereunder.

SECTION 304.  TEMPORARY DEBENTURES.

     Pending the preparation of definitive Debentures, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Debentures which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Debentures in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debentures may determine, as evidenced by their execution of such Debentures.

     If temporary Debentures are issued, the Company will cause definitive Debentures to be prepared without unreasonable delay. After the preparation of definitive Debentures, the temporary Debentures shall be exchangeable for definitive Debentures upon surrender of the temporary Debentures at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Debentures the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Debentures having the same date of issuance and Stated Maturity and having the same terms as such temporary Debentures. Until so exchanged the temporary Debentures shall in all respects be entitled to the same benefits under this Indenture as definitive Debentures.

SECTION 305.  REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

     The Company shall cause to be kept at the Corporate Trust Office of the Trustee or at such other location as may be designated by the Company a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Debenture Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Debentures and of transfers of Debentures. The Trustee is hereby appointed "Debenture Registrar" for the purpose of registering Debentures and transfers of Debentures as herein provided.

     Upon surrender for registration of transfer of any Debenture (duly endorsed or with the form of transfer endorsed thereon duly executed) at the office of the Debenture Registrar or at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Debentures of any authorized denominations, of a like tenor and aggregate principal amount, having the same date of issuance, Stated Maturity and terms.

     At the option of the Holder, Debentures may be exchanged for other Debentures of any authorized denominations, of a like tenor and aggregate principal amount having the same date of issuance, Stated Maturity and terms, upon surrender of the Debentures to be exchanged at such office or agency. Whenever any Debentures are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Debentures which the Holder making the exchange is entitled to receive.

     All Debentures issued upon any registration of transfer or exchange of Debentures shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debentures surrendered upon such registration of transfer or exchange.

     Every Debenture presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Debenture Registrar duly executed by the Holder thereof or his attorney duly authorized in writing. Such transfer or exchange will be effected upon the Debenture Registrar or the Company, as the case may be, being satisfied with the documents of title and identity of the Person making the request.

     No service charge shall be made to a Holder for any registration of transfer or exchange of Debentures, but the Company or the Debentures Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Debentures, other than exchanges pursuant to Section 304, 906 or 1208 not involving any transfer.

     Notwithstanding any other provision in this Indenture, a Global Security may not be exchanged in whole or in part for Debentures registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security, or a nominee thereof, unless (i) such Depository advises the Company in writing that such Depositary is no longer willing or able to continue as Depositary with respect to such Global Security, and the Depositary is unable to locate a qualified successor, (ii) there shall have occurred and be continuing an Event of Default, or (iii) the Company determines in its sole discretion not to have the Debentures represented by one or more Global Securities and so advises the Depositary in writing.

     If a Global Security is to be exchanged for Debentures or canceled in whole, it shall be surrendered by or on behalf by or on behalf of the Depositary or its nominee to the Debenture Registrar for exchange or cancellation as provided herein. If a Global Security is to be exchanged for Debentures or canceled in part, or if a beneficial interest that is represented by a Global Security is to be transferred to another Debenture Holder whose beneficial interest will be represented by another Global Security, then either (i) such Global Security shall be surrendered for exchange or cancellation as provided herein or (ii) the aggregate principal amount of the applicable Global Security shall be reduced (and, in the case of a transfer of beneficial interests to another Global Security, such other Global Security shall be increased) by an amount equal to the portion thereof to be so exchanged, cancelled or transferred by means of an appropriate adjustment made on the records of the Debenture Registrar, whereupon the Company, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of the Global Security by the Depositary the Company shall, subject hereto, sign and make available for delivery any executed Debentures or Global Securities delivered to it issuable in exchange for such Global Securities (or any portion thereof) in accordance with the instructions of the Depositary. The Company shall not be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions.

     Neither the Company nor the Debenture Registrar shall be required, pursuant to the provisions of this Section, to register the transfer of or exchange any Debenture so selected for redemption in whole or in part, except, in the case of any Debenture to be redeemed in part, any portion thereof not to be redeemed.

     Notwithstanding any other provision of this Indenture, transfers and exchanges of Debentures and beneficial interests in a Global Security shall be made only as follows:

         (a) Non-Global Security to Non-Global Security. A Debenture that is not a Global Security may be transferred, in whole or in part, to a Person who takes delivery in the form of another Debenture that is not a Global Security.

         (b) Exchanges Between Global Security and Non-Global Security. A beneficial interest in the Global Security may be exchanged for a Debenture that is not a Global Security only as provided above.

         (c) Limitations Relating to Principal Amount. Notwithstanding any other provision of this Indenture and unless otherwise specified as permitted by this Indenture, Debentures or portions thereof may be transferred or exchanged only in principal amounts of not less than $100,000 and integral multiples of $1,000 in excess thereof. Any transfer, exchange or other disposition of Debentures in contravention hereof shall be deemed to be void and of no legal effect whatsoever, any such transferee shall be deemed not to be the Holder or owner of any beneficial interest in such Debentures for any purpose, including but not limited to the receipt of interest payable on such Debentures, and such transferee shall be deemed to have no interest whatsoever in such Debentures.

         (d)      Restricted Debentures Legend

                  (i)      Except  as  set  forth  in  this   Section  305,  all
                           Debentures shall bear a restricted Debentures legend substantially in the following form:

     THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS DEBENTURE NOR ANY INTEREST OR
PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

     THE HOLDER OF THIS DEBENTURE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS DEBENTURE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH NORTH COUNTRY FINANCIAL CORPORATION (THE "COMPANY") OR ANY "AFFILIATE" OF THE COMPANY WAS THE OWNER OF THIS DEBENTURE (OR ANY PREDECESSOR OF THIS DEBENTURE) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) AS LONG AS THIS DEBENTURE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1),
(2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS DEBENTURE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE COMPANY PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D) OR
(E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO IT, AND (ii) PURSUANT TO CLAUSE (D) TO REQUIRE THAT THE TRANSFEROR DELIVER TO THE COMPANY A LETTER FROM THE TRANSFEREE SUBSTANTIALLY IN THE FORM OF ANNEX A TO THE OFFERING MEMORANDUM DATED MAY 7, 1999. SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS DEBENTURE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

                  (ii) Subject to the following paragraphs of this Section 305(e), a new Debenture (other than a Global Security) that does not bear a restricted Debentures legend may be issued in exchange for or in lieu of a restricted Debenture or any portion thereof that bears such a legend if, in the Company's judgment, placing such a legend upon such new Debenture is not necessary to ensure compliance with the registration requirements of the Securities Act, and a new Debenture shall be authenticated and delivered as provided in this Section 305.

                  (iii)    Notwithstanding  the  foregoing  provisions  of  this
                           Section 305(e), a successor Debenture of a Debenture that does not bear a restricted Debentures legend shall not bear such form of legend unless the Company has reasonable cause to believe that such successor Debenture is a "restricted Debenture" within the meaning of Rule 144 under the Securities Act, in which case a new Debenture bearing a restricted Debentures legend in exchange for such successor Debenture as provided in this Section 305.

                  (iv) Upon any sale or transfer of a restricted Debenture (including any restricted Debenture represented by a Global Security) pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 under the Securities Act after such registration ceases to be effective: (A) in the case of any restricted Debenture that is a definitive Debenture, the Debenture Registrar shall permit the Holder thereof to exchange such Restricted Debenture for a definitive Debenture that does not bear the Restricted Debentures Legend and rescind any restriction on the transfer of such Restricted Debenture; and (B) in the case of any Restricted Debenture that is represented by a Global Security, the Debenture Registrar shall permit the Holder of such Global Security to exchange such Global Security for another Global Security that does not bear the Restricted Debentures Legend.

                  (v) If restricted Debentures are being presented or surrendered for transfer or exchange then there shall be (if so required by the Company), (A) if such restricted Debentures are being delivered to the Debenture Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or (B) if such restricted Debentures are being transferred and if the Company or Debenture Registrar so requests, evidence reasonably satisfactory to them as to the compliance with the restrictions set forth in the restricted Debentures legend.

SECTION 306.  MUTILATED, DESTROYED, LOST AND STOLEN DEBENTURES.

     If any mutilated Debenture is surrendered to the Trustee together with such security or indemnity as may be required by the Company or the Trustee to save each of them harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Debenture of like tenor and aggregate principal amount and bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Debenture and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Debenture has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Debenture, a new Debenture of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Debenture has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debenture, pay such Debenture.

     Upon the issuance of any new Debenture under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Debenture issued pursuant to this Section in lieu of any destroyed, lost or stolen Debenture shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debenture shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debentures duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures.

SECTION 307.  PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

     Interest and Additional Interest on any Debenture which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Debenture (or one or more Predecessor Debentures) is registered at the close of business on the Regular Record Date for such interest payment except that, unless otherwise provided in the Debentures, interest and any Additional Interest payable on the Stated Maturity of the principal of a Debenture shall be paid to the Person to whom principal is paid.

     Any interest on any Debenture which is payable, but is not punctually paid or duly provided for (except during an Extension Period), on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

         (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Debenture and the date of the proposed payment, and at the same

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
                  time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Debenture Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered at the close of business on such Special Record Date.

     Subject to the foregoing provisions of this Section, each Debenture delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Debenture shall carry the rights to interest accrued and unpaid, and to accrue (including in each such case Additional Interest), which were carried by such other Debenture.

SECTION 308.  PERSONS DEEMED OWNERS.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Debenture is registered as the owner of such Debenture for the purpose of receiving payment of principal of and (subject to Section 307) interest (including Additional Interest) on such Debenture and for all other purposes whatsoever, whether or not such Debenture be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     The Depositary or its nominee, as the registered owner of each Global Security, shall be considered the Holder of the Debentures represented by a Global Security for all purposes under this Indenture and the Debentures, and owners of beneficial interests in a Global Security shall not be entitled to have any of the individual Debentures represented by a Global Security registered in their names, shall not receive nor be entitled to receive physical delivery of any such Debentures in definitive form and shall not be considered the Holders thereof under this Indenture. Accordingly, any such owner's beneficial interest in a Global Security shall be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee. The Debenture Registrar shall be entitled to deal with the Depositary for all purposes of this Indenture relating to the Global Securities as the sole Holder of Global Securities and shall have no obligations to the owners thereof. Neither the Property Trustee nor the Debenture Registrar shall have any liability in respect of any transfers effected by the Depositary.

     The rights of owners of beneficial interests in a Global Security shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such owners and the Depositary. Neither the Depositary nor its nominee will consent or vote with respect to the Debentures. Under its usual procedures, the Depositary or its nominee would mail an Omnibus Proxy to the Company as soon as possible after the relevant record date. The Omnibus Proxy assigns the consenting or voting rights of the Depositary or its nominee to those Holders, identified in a listing attached to such Omnibus Proxy, to whose accounts the Debentures are credited on such record date.

SECTION 309.  CANCELLATION.

     All Debentures surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and any such Debentures and Debentures surrendered directly to the Trustee for any such purpose shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Debentures previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Debentures so delivered shall be promptly canceled by the Trustee. No Debentures shall be authenticated in lieu of or in exchange for any Debentures canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Debentures held by the Trustee shall be disposed of as directed by a Company Order.

SECTION 310.  COMPUTATION OF INTEREST.

     Interest on the Debentures payable for any full quarter shall be computed on the basis of actual days elapsed in such period and a 360-day year.

SECTION 311.  RIGHT OF SET-OFF.

     Notwithstanding anything to the contrary in the Indenture, the Company shall have the right to set-off any payment it is otherwise required to make hereunder with respect to any Debenture and to the extent the Company has theretofore made, or is concurrently on the date of such payment making, a payment under the Parent Guarantee or under Section 508 hereof.

SECTION 312.  AGREED TAX TREATMENT.

     Each Debenture issued hereunder shall provide that the Company and, by its acceptance of a Debenture or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, such Debenture agree that for United States federal, state and local tax purposes it is intended that such Debenture constitute indebtedness.

SECTION 313.  CUSIP NUMBERS.

     The Company in issuing the Debentures may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Debentures or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Debentures, and any such redemption shall not be affected by any defect in or omission of such numbers.

                                  ARTICLE FOUR
                           Satisfaction and Discharge

SECTION 401.  SATISFACTION AND DISCHARGE OF INDENTURE.

     This Indenture shall, upon Company Request, cease to be of further effect and the Company will be deemed to have satisfied and discharged this Indenture (except as to any surviving rights of registration of transfer or exchange of Debentures herein expressly provided for and as otherwise provided in this
Section 401) and the Trustee, on written demand of and at the expense of the Company, shall execute instruments supplied by the Company acknowledging satisfaction and discharge of this Indenture, when

         (1)      either

                  (A) all Debentures theretofore authenticated and delivered (other than (i) Debentures which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Debentures for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
                           Section 1003) have been delivered to the Trustee for cancellation; or

                  (B) all such Debentures not theretofore delivered to the Trustee for cancellation

                           (i)    have become due and payable, or

                                  (ii) will become due and payable at their Stated Maturity within one year of the date of deposit, and the Company, in the case of (i) or (ii) above, has deposited or caused to be deposited with the Trustee cash or cash equivalents or Government Obligations, as trust funds in trust for the purpose, an amount sufficient to pay and discharge the entire indebtedness on such Debentures not theretofore delivered to the Trustee for cancellation, for principal and interest (including Additional Interest) to the date of such deposit (in the case of Debentures which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be and the Company has delivered to The Trust an Opinion of Counsel as set forth in
                                        Section 403(d)(i);

         (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

         (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authentication Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402.  APPLICATION OF TRUST MONEY.

     Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 or money or Government Obligations deposited with the Trustee pursuant to Section 403, or received by the Trustee in respect of Government Obligations deposited with the Trustee, pursuant to Section 403, shall be held in trust and applied by the Trustee, in accordance with the provisions of the Debentures and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest (including any Additional Interest) for the payment of which such money or obligations have been deposited with or received by the Trustee.

SECTION 403.      LEGAL AND COVENANT DEFEASANCE.

     (a) On and after the date the Company shall have fulfilled the conditions of Section 403(c), it shall be deemed to have paid and discharged the entire Indebtedness represented by any Debentures, or any portion of the principal amount thereof, and satisfied its obligations under this Indenture with respect thereto (hereinafter, "Legal Defeasance"). Such Debentures shall thereafter be deemed to be "Outstanding" solely for the purposes of Section 402 hereof and the following provisions of this Indenture shall survive with respect thereto: (i) the rights of Holders of such Debentures to receive, solely from the trust fund described in Section 403(c), payments in respect of the principal of, premium, if any, and interest on such Debentures when such payments are due, or on the redemption date, as the case may be, and (ii) the obligations of the Company and the Trustee with respect to such Debentures under Sections 304, 305, 306, 1204, 1002, 1003, 607 and 614 and this Article Four. The Company may elect to effect a Legal Defeasance under this Section 403(a) notwithstanding the prior election to effect a Covenant Defeasance under Section 403(b) with respect to Debentures or portions thereof.

     (b) The Company shall be released from its obligations under the covenants contained in Sections 1004, 1005 and, 1006 and Article Eight with respect to any Debentures or any portion of the principal amount thereof, on and after the date the conditions in Section 403(c) are satisfied (hereinafter, "Covenant Defeasance"). Such Debentures or portions thereof shall thereafter be deemed not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. In the event of a Covenant Defeasance, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 501(3) with respect to such Debentures or portions thereof, but, except as specified above, the remainder of this Indenture and such Debentures or portions thereof shall continue to be in full force and effect.

     (c)  The following  shall be the  conditions to any  defeasance  under this
          Section 403:

          (i) there shall have been irrevocably deposited with the Trustee, in trust: (1) money in an amount which shall be sufficient or (2) Government Obligations, which shall not contain provisions permitting the redemption or other prepayment thereof at the option of the issuer thereof, the principal of and the interest on which when due, without any regard to reinvestment thereof will provide moneys which, together with the money, if any, deposited with or held by the Trustee, shall be sufficient, or
               (3) a combination of (1) or (2) which shall be sufficient, to pay when due the principal and interest, if any, due and to become due on such Debentures or portions thereof; provided, however, that (a) in the case of the provision for payment or redemption of less than all the Debentures, such Debentures or portions thereof shall have been selected by the Debenture Registrar as provided herein and, in the case of a redemption, the notice requisite to the validity of such redemption shall have been given or irrevocable authority shall have been given by the Company to the Trustee to give such notice, under arrangements satisfactory to the Trustee and (b) such money or the proceeds of such Government Obligations shall either (i) have been on deposit with the Trustee for a period of at least 90 days, or (ii) the Trustee shall have received an Opinion of Counsel reasonably satisfactory in form to the Trustee to the effect that payments to Holders with such moneys as proceeds are not recoverable as a preference under any applicable United States federal or state law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors;

         (ii) if such deposit shall have been made prior to the Maturity of such Debentures, the Company shall have delivered to the Trustee a Company Order stating that the money and Government Obligations deposited with the Trustee in accordance with this Section shall be held by the Trustee, in trust, as provided in Section 402;

        (iii) if Government Obligations shall have been deposited with the Trustee, the Company shall have delivered to the Trustee an opinion of an independent public accountant of nationally recognized standing, selected by the Company, to the effect that the requirements set forth in clause (i) above have been satisfied;

         (iv) the Company shall have delivered to the Trustee an Opinion of Counsel in the form described in Section 403(d); and

          (v) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein relating to either the Legal Defeasance under Section 403(a) or the Covenant Defeasance under
               Section 403(b), as the case may be, have been complied with.

     (d)

          (i) In the case of Legal Defeasance under Section 403(a), the Opinion of Counsel referred to in Section 403(c) shall be in a form reasonably satisfactory to the Trustee and shall be (a) accompanied by a ruling of the Internal Revenue Service issued to the Company, or (b) based on a change in law or regulation occurring after the date hereof, to the effect that the Holders will not realize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance but will realize income, gain or loss on the Debentures, including payments of interest thereon, in the same amounts and in the same manner and at the same time as would have been the case if such Legal Defeasance had not occurred; and

         (ii) In the case of Covenant Defeasance under Section 403(b), the Opinion of Counsel referred to in Section 403(c) shall be in a form reasonably satisfactory to the Trustee and to the effect that the Holders will not realize income, gain or loss for federal income tax purposes as a result of such Covenant
               Defeasance but will realize income, gain or loss on the Debentures, including payments of interest thereon, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred.

     (e) In the event that the Company effects a Legal Defeasance, upon receipt by the Trustee of money or Government Obligations, or both, in accordance with Section 403(c), together with the documents required by such paragraph, the Trustee shall, upon receipt of a Company Request, acknowledge in writing that the Debentures or portions thereof with respect to which such deposit was made are deemed to have been paid for all purposes of this Indenture and that the entire indebtedness of the Company in respect thereof is deemed to have been satisfied and discharged.

     (f) If payment of less than all of the Debentures is to be provided for in the manner and with the effect provided in this Section, the Debenture Registrar shall select such Debentures, or portions of principal amount thereof in the manner specified by Section 1203.

     (g) In the event that Debentures which shall be deemed to have been paid as a result of a Legal Defeasance (or with respect to which a Covenant Defeasance has been effected) do not mature and are not to be redeemed within the 60-day period commencing with the date of the deposit with the Trustee of moneys or Government Obligations, the Company shall, as promptly as practicable, give a notice, in the same manner as a notice of redemption with respect to such Debentures, to the Holders of such Debentures to the effect that such deposit has been made and the effect thereof.

     (h) The Company shall pay, and shall indemnify the Trustee and each Holder of Debentures which are deemed to have been paid as provided in this Section against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited with the Trustee or the principal or interest received by the Trustee in respect of such Government Obligations.

          (i) Anything herein to the contrary notwithstanding, if, at any time after a Legal Defeasance or a Covenant Defeasance is effected pursuant to this Section (without regard to the provisions of this paragraph (i)), the Trustee shall be required to return the money or Government Obligations, or combination thereof, deposited with it to the Company or its representative under any applicable federal or state bankruptcy, insolvency or other similar law, the indebtedness of the Company in respect of such Debentures shall thereupon be deemed retroactively not to have been satisfied and discharged, as aforesaid, and to remain Outstanding, or, as the case may be, the obligations under the above-mentioned covenants in respect of such Debentures shall thereupon be deemed retroactively not to have been released.

                                  ARTICLE FIVE
                                    Remedies

SECTION 501.  EVENTS OF DEFAULT.

     "Event of Default," wherever used herein, means any one of the following events that has occurred and is continuing (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Eleven or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (1) failure for 30 days to pay any interest on the Debentures (including Additional Interest, if any) when due (subject to the deferral of any due date in the case of an Extension Period); or

         (2) failure to pay any principal on the Debentures when due whether at Stated Maturity, upon redemption, by declaration or otherwise; provided, however, that a valid extension of maturity of such Debentures in accordance with the terms of this Indenture shall not constitute a default in the payment of principal; or

         (3) failure to observe or perform in any material respect any other covenant herein for 90 days after written notice requiring the Company to remedy the same to the Company from the Trustee or to the Company and the Trustee from the holders of at least 25% in aggregate principal amount of the Outstanding Debentures; or

         (4) entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of substantially all of the property of the Company, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

         (5) (A) the commencement by the Company of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or (B) the consent by the Company or to the entry of a decree or order for relief in respect of itself in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, or (C) the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or (D) the consent by the Company to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of all or substantially all of the property of the Company, or
                  (E) the making by the Company of an assignment for the benefit of creditors, (F) the taking of corporate action by the Company in furtherance of any such action; or

         (6) The Trust shall have voluntarily or involuntarily dissolved, wound-up its business or otherwise terminated its existence, except in connection with (A) the distribution of Debentures to holders of Trust Securities in liquidation of their interests in the Trust; (B) the redemption of all of the outstanding Trust Securities of the Trust; or (c) certain mergers, consolidations or amalgamations, each as permitted by the Trust Agreement.

SECTION 502.  ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

     If an Event of Default (other than an Event of Default specified in Section 501(4), 501(5) or 501(6)) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Debentures shall have the right to declare the principal (or specific portion thereof) of and the interest on all the Debentures, and any other amount payable under the Indenture, to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders) provided, that if upon an Event of Default, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Debentures fail to declare such amounts to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount of Capital Securities then Outstanding shall have such right, by a notice in writing to the Company and the Trustee; and upon any such declaration such principal amount (or specified portion thereof) of and the accrued interest (including any Additional Interest) on all the Debentures shall become immediately due and payable. If an Event of Default specified in Section 501(4), 501(5) or 501(6) occurs, the principal amount of all the Debentures shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable. Payment of principal and interest (including any Additional Interest) on such Debentures shall remain subordinated to the extent provided in Article Eleven.

     At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article, the Holders of a majority in aggregate principal amount of the Outstanding Debentures, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

     (1) the Company has paid or deposited with the Trustee a sum sufficient to pay:

          (A) all overdue installments of interest (including any Additional Interest) on all Debentures,

          (B)     the   principal  of  any  Debentures  which  have  become  due
                  otherwise than by such declaration of acceleration and interest and Additional Interest, if any, thereon at the rate borne by the Debentures, and

          (C) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     (2) all Events of Default, other than the non-payment of the principal of Debentures which has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

     If the Holders of a majority in principal amount of the outstanding Debentures fail to annul such declaration and waive such default, the holders of a majority in aggregate Liquidation Amount of the Capital Securities may rescind and annul such declaration and its consequences, subject to the foregoing conditions.

     No such rescission shall affect any subsequent default or impair any right consequent thereon.

     Upon receipt by the Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, with respect to Debentures all or part of which are represented by a Global Security, a record date shall be established for determining Holders of Outstanding Securities entitled to join in such notice, which record date shall be at the close of business on the day the Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that, unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day which is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice which has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 502.

SECTION 503.    COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

     The Company covenants that if:

         (1) default is made in the payment of any installment of interest (including any Additional Interest) on any Debenture when such interest becomes due and payable and such default continues for a period of 30 days, or

         (2) default is made in the payment of the principal of any Debenture at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Debentures, the whole amount then due and payable on such Debentures for principal and interest (including any Additional Interest), and, in addition thereto, all amounts owing the Trustee under Section
607. Payment of principal and interest (including any Additional Interest) on such Debentures shall remain subordinated to the extent provided in Article Eleven notwithstanding that such amount shall become immediately due and payable as herein provided.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Debentures and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Debentures, wherever situated.

     If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.  TRUSTEE MAY FILE PROOFS OF CLAIM.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Debentures or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Debentures shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal (and premium, if any) or interest (including Additional Interest)) shall be entitled and empowered, by intervention in such proceeding or otherwise, (i) to file and prove a claim for the whole amount of principal and interest (including any Additional Interest) owing and unpaid in respect to the Debentures and to file such other papers or documents as may be necessary or advisable and to take any and all actions as are authorized under the Trust Indenture Act in order to have the claims of the Holders and any predecessor to the Trustee under Section 607 allowed in any such judicial proceedings, and (ii) in particular, the Trustee shall be authorized to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same in accordance with Section 506; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee for distribution in accordance with
Section 506 and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it and any predecessor Trustee under Section 607.

     No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the

Debentures or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

SECTION 505.  TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF DEBENTURES.

     All rights of action and claims under this Indenture or the Debentures may be prosecuted and enforced by the Trustee without the possession of any of the Debentures or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, subject to Article Eleven and after provision for payment of all the amounts owing the Trustee and any predecessor Trustee under Section 607, its agents and counsel, be for the ratable benefit of the Holders of the Debentures in respect of which such judgment has been recovered.

SECTION 506.  APPLICATION OF MONEY COLLECTED.

     Subject to Article Eleven, any money or property collected or to be applied by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money or property on account of principal or interest (including any Additional Interest), upon presentation of the Debentures and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 607; and

     SECOND: To the payment of the amounts then due and unpaid for principal and interest (including any Additional Interest) on the Debentures in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Debentures for principal and interest (including any Additional Interest), respectively; and

     THIRD: The balance, if any, to the Person or Persons entitled thereto.

SECTION 507.  LIMITATION ON SUITS.

     No Holder of any Debenture shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver, assignee, trustee, liquidator, sequestrator or other similar official or for any other remedy hereunder, unless:

         (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

         (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Debentures shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

         (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Debentures;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing itself of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 508.   UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL AND INTEREST.

     Notwithstanding any other provision in this Indenture, the Holder of any Debenture shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 307) interest (including any Additional Interest) on such Debenture on the respective Stated Maturities expressed in such Debenture (or, in the case of redemption, on the Redemption
Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder. Any holder of the Capital Securities shall have the right, upon the occurrence of an Event of Default described in Section 501(1) or 501(2) hereof, to institute a suit directly against the Company for enforcement of payment to such holder of principal of and (subject to Section 307) interest (including any Additional Interest) on the Debentures having a principal amount equal to the aggregate Liquidation Amount of the Capital Securities held by such holder.

SECTION 509.  RESTORATION OF RIGHTS AND REMEDIES.

     If the Trustee, or any Holder or any holder of Capital Securities has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee, such Holder or such holder of Capital Securities, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee, the Holders and the holders of Capital Securities shall be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee, such Holder and such holder of Capital Securities shall continue as though no such proceeding had been instituted.

SECTION 510.  RIGHTS AND REMEDIES CUMULATIVE.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.  DELAY OR OMISSION NOT WAIVER.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures in the last paragraph of Section 306, no delay or omission of the Trustee or of any Holder of any Debenture or any holder of any Capital Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders and the right and remedy given to the holders of Capital Securities by Section 508 may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders or the holders of Capital Securities, as the case may be.

SECTION 512.  CONTROL BY HOLDERS.

     The Holders of a majority in aggregate principal amount of the Outstanding Debentures shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

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         (1)      such direction  shall not be in conflict with any rule of law or with this Indenture,

         (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

         (3) subject to the provisions of Section 601, the Trustee shall have the right to decline to follow such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would be unjustly prejudicial to the Holders not joining in any such direction or would involve the Trustee in personal liability.

Upon receipt by the Trustee of any written notice directing the time, method or place of conducting any such proceeding or exercising any such trust or power, with respect to Debentures all or part of which are represented by a Global
Security, a record date shall be established for determining Holders of Outstanding Debentures entitled to join in such notice, which record date shall be at the close of business on the day the Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that, unless the Holders of a majority in principal amount of the Outstanding Debentures shall have joined in such notice prior to the day which is 90 days after such record date, such notice shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new notice identical to a notice which has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section.

SECTION 513.  WAIVER OF PAST DEFAULTS.

     Subject to Sections 902 and 1010 hereof, the Holders of not less than a majority in aggregate principal amount of the Outstanding Debentures affected thereby may waive any past default hereunder and its consequences, except a default: (1) in the payment of the principal or interest (including any Additional Interest) on any Debenture (unless such default has been cured and a sum sufficient to pay all matured installments of interest (including any Additional Interest) and principal due otherwise than by acceleration has been deposited with the Trustee); or (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Debenture affected. If the Holders of such Debentures fail to waive such default, the holders of not less than a majority in aggregate Liquidation Amount of the Capital Securities shall have such right.

     Any such waiver shall be deemed to be on behalf of the Holders of all the Debentures or, in the case of a waiver by holders of Capital Securities, by all holders of Capital Securities.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.  UNDERTAKING FOR COSTS.

     All parties to this Indenture agree, and each Holder of any Debenture by his acceptance thereof shall be deemed to have agreed that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs against any such party litigant including reasonable attorneys' fees, in the manner and to the extent provided in the Trust Indenture Act having due regard to the merits and good faith of the claims or defenses made by such party litigants; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Debentures, or to any suit instituted by any Holder for the enforcement of the payment of the principal or interest (including any Additional Interest) on any Debenture on or after the respective Stated Maturities expressed in such Debenture.

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
SECTION 515.  WAIVER OF USURY, STAY OR EXTENSION LAWS.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX
                                   The Trustee

SECTION 601.  CERTAIN DUTIES AND RESPONSIBILITIES.

     The duties and responsibilities of the Trustee shall be as provided by this Indenture and the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         (a)      Except during the continuance of an Event of Default,

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct except that

                  (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of Holders pursuant to Section 512 relating

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
                           to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture with respect to the Debentures.

         (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602.  NOTICE OF DEFAULTS.

     Within 90 days after actual knowledge by a Responsible Officer of the Trustee charged with the administration of this Indenture of the occurrence of any default hereunder, the Trustee shall transmit by mail to all Holders of Debentures, as their names and addresses appear in the Debentures Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that except in the case of a default in the payment of the principal of interest (including any Additional Interest) on any Debenture, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of Debentures; provided, further, that in the case of any default of the character specified in Section 501(3), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default. For purposes of this Section, the Trustee shall be deemed to have actual knowledge of a default if it has received written notice of such default in the manner contemplated by Section 105.

SECTION 603.  CERTAIN RIGHTS OF TRUSTEE.

     Subject to the provisions of Section 601:

         (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, security, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (d) the Trustee may consult with counsel of its choice and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such

                  Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, indenture, Debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 604.      NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF DEBENTURES.

     The recitals contained herein and in the Debentures, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debentures. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of the Debentures or the proceeds thereof.

SECTION 605.  MAY HOLD DEBENTURES.

     The Trustee, any Authenticating Agent, any Paying Agent, any Debenture Registrar, or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Debentures and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Debenture Registrar, or such other agent.

SECTION 606.  MONEY HELD IN TRUST.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

SECTION 607.  COMPENSATION; REIMBURSEMENT; AND INDEMNITY.

     The Company agrees

         (1) to pay to the Trustee from time to time such reasonable compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

         (3) to indemnify the Trustee for, and to hold it harmless against, any and all loss, damage, claim, liability, action, suit, cost or expense (including the reasonable compensation and the expenses and disbursements of its agents and counsel) of any kind and nature whatsoever incurred without negligence or bad faith, arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     In  addition,  the Company  hereby  agrees to pay all  amounts  owing under
Section 8.06 of the Trust Agreement and to enter into and perform an Expense Agreement substantially in the Form of Exhibit B to this Indenture. To secure the Company's payment obligations under this Section 607, the Trustee shall have a lien against all money or property held or collected by the Trustee, which shall be entitled to the priority set forth in Section 506 hereof.

     When the  Trustee  incurs  expenses or renders  services  after an Event of
Default specified in Section 501(4) or (5) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under the Bankruptcy Reform Act of 1978 or any successor statute.

     The provisions of this Section shall survive the termination of this Indenture.

SECTION 608. DISQUALIFICATION; CONFLICTING INTERESTS.
     If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, Section 310(b) the Trust Indenture Act and this Indenture.

SECTION 609.  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

     There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act (as if such Act were applicable to this Indenture) to act as such and has a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act (as if such Act were applicable to this Indenture), the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. Neither the Company nor any Person directly or indirectly controlling, controlled by or under common control with the Company shall serve as Trustee for the Debentures issued hereunder.

SECTION 610.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

         (b) The Trustee may resign at any time by giving written notice thereof to the Company and the Holders. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (c) The Trustee may be removed at any time by Act of the Holders of a majority in aggregate principal amount of the Outstanding Debentures, delivered to the Trustee and to the Company.

         (d)      If at any time:

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
                  (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Debenture for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Debenture for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If the Company fails to appoint a successor Trustee within thirty (30) days of such resignation, removal, or incapability, or the occurrence of such vacancy, the retiring Trustee may, subject to Section 514, petition any court of competent jurisdiction for the appointment of a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Debentures delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company or any court. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Debenture for at least six months may, subject to Section 514, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 611.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

     Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; provided that, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in this Section.

     In case of the appointment hereunder of a successor Trustee, the Company, the retiring Trustee and each successor Trustee shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, and duties of the retiring Trustee; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612.      MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Debentures shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debentures so authenticated, and in case any Debentures shall not have been authenticated, any successor to the Trustee may authenticate such Debentures either in the name of any predecessor Trustee or in the name of such successor Trustee, and in all cases the certificate of authentication shall have the full force which it is provided anywhere in the Debentures or in this Indenture that the certificate of the Trustee will have.

SECTION 613.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

     If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Debentures), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

SECTION 614.  APPOINTMENT OF AUTHENTICATING AGENT.

     The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Debentures issued upon original issue and upon exchange, registration or transfer or partial redemption thereof, and Debentures so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Debentures by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, or of any State, Territory or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at lease annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which an Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of an Authenticating Agent shall be the successor Authenticating Agent hereunder, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of
resignation  or  upon  such  a  termination,   or  in  case  at  any  time  such
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 106 to all Holders of Debentures. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

     If an appointment is made pursuant to this Section, the Debentures may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

     This  is  one  of  the  Debentures  referred  to in  the  within  mentioned
Indenture.


Dated:  ______________________

                                           Wilmington Trust Company,



                                           By: ________________________________
                                                 As Authentication Agent


                                           By: ________________________________
                                                 Authorized Officer


                                  ARTICLE SEVEN
                Holders' Lists and Reports by Trustee and Company

SECTION 701.      COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

     The Company will furnish or cause to be furnished to the Trustee:

         (a) quarterly, not later than April 15, July 15, October 15 and January 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of the Debentures as of such March 31, June 30, September 30 and December 31, and

         (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

     In each case to the extent such information is in the possession or control of the Company and has not otherwise been received by the Trustee in its capacity as Debenture Registrar.

SECTION 702.      PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Debenture Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

         (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Debentures, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act (as if such Act were applicable to this Indenture).

         (c) Every Holder of Debentures, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the provisions of the Trust Indenture Act (as if such Act were applicable to this Indenture).

SECTION 703.  REPORTS BY TRUSTEE.

         (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act (as if such Act were applicable to this Indenture) at the times and in the manner provided pursuant thereto.

         (b) Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than July 15 in each calendar year, commencing with the first July 15th after the first issuance of Debentures under this Indenture.

SECTION 704.  REPORTS BY COMPANY.

     The Company is required to deliver annually to the Trustee a certificate stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance, observance or fulfillment of or compliance with any of the material terms, provisions, covenants and conditions of this Indenture (without regard to any period of grace or requirement of notice provided under this Indenture) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

     The Company shall also file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act. The Company also shall comply with the other provisions of Trust Indenture Act Section 314(a) (as if such Act were applicable to this Indenture).

                                  ARTICLE EIGHT
              Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 801.  COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

     The Company shall not without the consent of the holders of the Outstanding Debentures consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to the Company, unless:

         (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership, trust or other entity, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest (including any Additional
                  Interest) on all the Debentures and the performance or observance of every covenant of this Indenture and the Debentures on the part of the Company to be performed or observed;

          (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

         (3) such consolidation or merger or conveyance, transfer or lease of properties or assets of the Company is permitted under the Trust Agreement and the Parent Guarantee and does not give rise to any breach or violation of, the Trust Agreement or the Parent Guarantee; and

          (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with; and the Trustee, subject to Section 601, may rely upon such Officers' Certificate and Opinion of Counsel as conclusive evidence that such transaction complies with this Section.

SECTION 802.  SUCCESSOR SUBSTITUTED.

     Upon any consolidation of the Company with, or merger of the Company with or into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with
Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; and in the event of any such conveyance, transfer or lease, the Company shall be discharged from all obligations and covenants under this Indenture and the Debentures and may be dissolved and liquidated.

     Such successor Person may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Debentures issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor Person instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Debentures which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication pursuant to such provisions and any Debentures which such successor Person thereafter shall cause to be signed and delivered to the Trustee on its behalf for the purpose pursuant to such provisions. All the Debentures so issued shall in all respects have the same legal rank and benefit under this Indenture as the Debentures theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Debentures has been issued at the date of the execution hereof.

     In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form may be made in the Debentures thereafter to be issued as may be appropriate.

                                  ARTICLE NINE
                             Supplemental Indentures

SECTION 901.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

     Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

         (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Debentures; or

         (2) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee or to surrender any right or power herein conferred upon the Company; or

         (3) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

         (4)      to add any additional Events of Default; or

         (5) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (5) shall not materially adversely affect the interests of the Holders of the Debentures or, so long as any of the Capital Securities shall remain outstanding, the holders of the Capital Securities; or

         (6) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee.

SECTION 902.  SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

     With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Debentures, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner provisions adversely affecting the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Debenture affected thereby,

         (1) except to the extent permitted and subject to the conditions set forth in Section 301 with respect to the extension of interest payment period of the Debentures, extend the Stated Maturity of, the principal of, or any installment of interest (including any Additional Interest) on, any Debenture, or reduce the principal amount thereof or the rate of interest thereon, or change the place of payment where, or the coin or currency in which, any Debenture or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or modify the provisions of this Indenture with respect to the subordination of the Debentures in a manner adverse to the Holders, or

         (2) reduce the percentage in aggregate principal amount of the Outstanding Debentures, the consent of the Holders of which is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

         (3)      modify any of the  provisions of this Section,  Section 513 or
                  Section 1007, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Debenture affected thereby;

provided, that, so long as any of the Capital Securities remain outstanding, no such modification shall be made that requires the consent of the holders of the Debentures, and no termination of this Indenture shall occur, and no waiver of any Event of Default shall be effective, without the prior consent of the holders of at least a majority of the aggregate Liquidation Amount of the Outstanding Capital Securities and that if the consent of the Holder of each Debenture is required, such modification shall not be effective until each Holder of Outstanding Debentures has consented thereto.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.  EXECUTION OF SUPPLEMENTAL INDENTURES.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, and that all conditions precedent have been complied with. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.  EFFECT OF SUPPLEMENTAL INDENTURES.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debentures theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.  CONFORMITY WITH TRUST INDENTURE ACT.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 906.  REFERENCE IN DEBENTURES TO SUPPLEMENTAL INDENTURES.

     Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Company, bear a notation in form approved by the Company as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debentures so modified as to conform, in the opinion of the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Debentures.

                                   ARTICLE TEN
                    Covenants; Representations and Warranties

SECTION 1001.  PAYMENT OF PRINCIPAL AND INTEREST.

     The Company covenants and agrees for the benefit of the Debentures that it will duly and punctually pay the principal of (and premium, if any) and interest (including any Additional Interest) on the Debentures in accordance with the terms of the Debentures and this Indenture.

SECTION 1002.  MAINTENANCE OF OFFICE OR AGENCY.

     The Company will maintain in Wilmington, Delaware, an office or agency where Debentures may be presented or surrendered for payment, where Debentures may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Company in respect of the Debentures and this Indenture may be served. The Company initially appoints the Trustee, acting through its Corporate Trust Office, as its agent for said purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies (in the United States) where the Debentures may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the United States for such purposes. The Company will give prompt written notice to the Trustee of any such designation and any change in the location of any such office or agency.

SECTION 1003.  MONEY FOR DEBENTURE PAYMENTS TO BE HELD IN TRUST.

     If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal (and premium, if any) of or interest (including any Additional Interest), on any of the Debentures, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest (including any Additional Interest) so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its failure so to act.

     Whenever the Company shall have one or more Paying Agents, it will, prior to 10:00 a.m. New York City time on each due date of the principal of or interest (including any Additional Interest) on any Debentures, deposit with a Paying Agent a sum sufficient to pay the principal or interest (including any Additional Interest) so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal (and premium, if any) or interest (including any Additional Interest), and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its failure so to act.

     The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent, (ii) hold all sums held by it for the payment of the principal of (and premium, if any) or interest (including any Additional Interest) on Debentures in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided, (iii) give the Trustee notice of any default by the Company (or any other obligor upon the Debentures) in the making of any payment of principal (and premium, if any) or interest (including any Additional Interest), and (iv) at any time during the continuance of any such default by the Company (or any other obligor upon the Debentures) in the making of any payment of principal (and premium, if any) or interest, upon written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by the Company or any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest (including any Additional Interest) on any Debenture and remaining unclaimed for two years after such principal or interest has become due and payable shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be repaid to the Company or (if then held by the Company) shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be discharged from such trust and the Holder of such Debenture shall thereafter look, as a general unsecured creditor, only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

SECTION 1004.  STATEMENT BY OFFICERS AS TO COMPLIANCE.

     The Company will deliver to the Trustee, within 120 days after the end of each calendar year of the Company ending after the date hereof, an Officers' Certificate covering the preceding calendar year, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance, observance or fulfillment of or compliance with any of the terms, provisions, covenants and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

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SECTION 1005.  ADDITIONAL SUMS.

     If and so long as (i) the Trust is the Holder of all of the Outstanding Debentures, (ii) a Tax Event shall have occurred and be continuing and (iii) the Company shall not have redeemed the Debentures pursuant to Section 1201 or terminated the Trust pursuant to Section 9.02(b) of the Trust Agreement, the Company shall pay to the Trust (and its permitted successors or assigns under the Trust Agreement) for so long as the Trust (or its permitted successor or assignee) is the registered holder of any Debentures, such additional amounts as may be necessary in order that the amount of distributions (including any Additional Amounts (as defined in the Trust Agreement)) then due and payable by the Trust on the Capital Securities and Common Securities that at any time remain outstanding in accordance with the terms thereof shall not be reduced as a result of any Additional Taxes arising from such Tax Event (the "Additional Sums"). Whenever in this Indenture or the Debentures there is a reference in any context to the payment of principal of or interest on the Debentures, such mention shall be deemed to include mention of the payments of the Additional Sums provided for in this paragraph to the extent that, in such context, Additional Sums are, were or would be payable in respect thereof pursuant to the provisions of this paragraph and express mention of the payment of Additional Sums (if applicable) in any provisions hereof shall not be construed as excluding Additional Sums in those provisions hereof where such express mention is not made, provided, however, that the deferral of interest payments pursuant to Section 301 or the Debentures shall not defer the payment of any Additional Sums that may be due and payable.

SECTION 1006.  ADDITIONAL COVENANTS.

     The Company covenants and agrees with each Holder of Debentures that if at any time (a) there shall have occurred and be continuing any event that, with the giving of notice or the lapse of time or both, would constitute an Event of Default hereunder and in respect of which the Company shall not have taken reasonable steps to cure, (b) the Company shall be in default with respect to its payment of any obligations under the Parent Guarantee or (c) the Company shall have given notice of its selection of an Extension Period as provided herein and shall not have rescinded such notice and such Extension Period, or any extension thereof, shall be continuing, then it shall not, and it will not permit any Subsidiary of the Company to, (1) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's outstanding capital stock, (2) make any payment of principal, interest or on or repay, repurchase or redeem any debt securities that rank pari passu with or junior to the Debentures or make any guarantee payments with respect to any guarantee by the Company of the debt securities of any Subsidiary of the Company that by their terms rank pari passu or junior in interest to the Debentures, (3) sell, lease, license, transfer or otherwise dispose of any asset or interest therein or (4) with respect to the Company, make any capital contributions or similar advances to its Subsidiaries; provided, however, that the foregoing restrictions shall not prevent (A) any such transaction (other than transactions described in clause (4) above) in the ordinary course of business or in immaterial amounts, (B) a reorganization of Subsidiaries of the Company, so long as the Company's percentage ownership interest in such Subsidiaries does not decrease, (C) dividends or distributions in Common Stock of the Company, (D) payments under the Parent Guarantee or any similar guarantee by the Company with respect any other securities of any of its Subsidiaries; provided that the proceeds of the issuance of such securities were used to purchase debt securities of the Company that rank pari passu with or junior to this Debenture and (E) purchases of Common Stock of the Company related to the issuance of Common Stock of the Company under any of the Company's benefit plans for its directors, officers or employees.

     The Company also covenants, for so long as Capital Debentures remain outstanding, (i) to maintain directly or indirectly 100% ownership of the Common Securities of the Trust; provided, however, that any permitted successor of the Company hereunder may succeed to the Company's ownership of such Common Securities, (ii) not to voluntarily dissolve, wind-up or liquidate the Trust, except (a) in connection with a distribution of the Debentures to the holders of Capital Securities in liquidation of the Trust or (b) in connection with certain mergers, consolidations or amalgamations permitted by the Trust Agreement, and
(iii) to use its reasonable efforts, consistent with the terms and provisions of the Trust Agreement, to cause the Trust to remain a statutory business trust and to be classified as a grantor trust and not as an association taxable as a corporation for United States federal income tax purposes, except in connection with a distribution of the Debentures to the holders of Capital Securities in liquidation of the Trust.

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SECTION 1007.  WAIVER OF CERTAIN COVENANTS.

     Except as otherwise specified as contemplated by Section 301 for Debentures, the Company may, with respect to the Debentures, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 901(2) for the benefit of the Holders if before or after the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Debentures shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN
                           Subordination of Debentures

SECTION 1101.  DEBENTURES SUBORDINATE TO SENIOR DEBT.

     The Company covenants and agrees, and each Holder of a Debenture, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to Article Four), the payment of the principal of (and premium, if any) and interest (including any Additional Interest) on each and all of the Debentures are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all amounts then due and payable in respect of all Senior Debt.

     The Trustee and the Holders shall take such action (including, without limitation, the delivery of this Indenture to an agent for the holders of Senior Debt or consent to the filing of a financing statement with respect hereto) as may, in the opinion of counsel designated by the holders of a majority in principal amount of the Senior Debt at the time outstanding, be necessary or appropriate to assure the effectiveness of the subordination effected by these provisions.

     The provisions of Sections 1102, 1103 and 1104 hereof shall not impair any rights, interests, remedies or powers of any secured creditor of the Company in respect of any security interest the creation of which is not prohibited by the provisions of this Indenture.

     The securing of any obligations of the Company, otherwise ranking on a parity with the Debentures or ranking junior to the Debentures, shall not be deemed to prevent such obligations from constituting, respectively, obligations ranking on a parity with the Debentures or ranking junior to the Debentures.

SECTION 1102.  PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.

     In the case of the pendency of (a) any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, its creditors or its property, (b) any proceeding for the liquidation, dissolution or other winding up of the Company, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings, (c) any assignment by the Company for the benefit of creditors or (d) any other marshaling of the assets of the Company, (each such event, if any, herein sometimes referred to as a "Proceeding"), then the holders of Senior Debt shall be entitled to receive payment in full of principal of (and premium, if any) and interest, if any, on such Senior Debt (including any interest thereon accruing after the commencement of any such Proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, before the Holders of the Debentures are entitled to receive or retain any payment or distribution of any kind or character, whether in cash, property or securities (including any payment or distribution which may be payable or deliverable by reason of the payment of any other Debt of the Company (including the Debentures) subordinated to the payment of the Debentures, such payment or distribution being hereinafter referred to as a "Junior Subordinated Payment"), on account of principal of or interest (including any Additional Interest) on the Debentures or on account of the purchase or other acquisition of Debentures by the Company or any Subsidiary and to that end the holders of Senior Debt shall be entitled to receive, for application to the payment

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thereof, any payment or distribution of any kind or character,  whether in cash, property or securities, including any Junior Subordinated Payment, which may be payable or deliverable in respect of the Debentures in any such Proceeding.

     In the event of any Proceeding, after payment in full of all sums owing with respect to Senior Debt, the Holders of the Debentures, together with the holders of any obligations of the Company ranking on a parity with the Debentures, shall be entitled to be paid from the remaining assets of the Company the amounts at the time due and owing on account of unpaid principal of and interest on the Debentures and such other obligations before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Company ranking junior to the Debentures and such other obligations.

     In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Debenture shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any Junior Subordinated Payment, before all Senior Debt is paid in full or payment thereof is provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all Senior Debt in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

     For purposes of this Article only, the words "any payment or distribution of any kind or character, whether in cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment which securities are subordinated in right of payment to all then outstanding Senior Debt at least to the same extent as the Debentures are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the sale of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a Proceeding for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by sale such properties and assets as an entirety, as the case may be, shall, as a part of such consolidation, merger, or sale comply with the conditions set forth in Article Eight.

SECTION 1103.     PRIOR PAYMENT TO SENIOR DEBT UPON ACCELERATION OF DEBENTURES.

     In the event that any Debentures are declared due and payable before their Stated Maturity, then and in such event the holders of the Senior Debt outstanding at the time such Debentures so become due and payable shall to the extent required under the terms of such Senior Debt be entitled to receive payment in full of all amounts due on or in respect of such Senior Debt, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, before the Holders of the Debentures are entitled to receive any payment or distribution of any kind or character, whether in cash, properties or securities (including any Junior Subordinated Payment) by the Company on account of the principal of or interest (including any Additional Interest) on the Debentures or on account of the purchase or other acquisition of Debentures by the Company or any Subsidiary.

     In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Debenture prohibited by the foregoing provisions of this Section, then and in such event such payment shall be paid over and delivered forthwith to the Company.

     The provisions of this Section shall not apply to any payment with respect to which Section 1102 would be applicable.

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SECTION 1104.  NO PAYMENT WHEN SENIOR DEBT IN DEFAULT.

     In the event and during the continuation of any default in the payment of principal of or interest on any Senior Debt, when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise, then, upon written notice of such default to the Company by the holders of Senior Debt or any trustee therefor, unless and until such event of default shall have been cured or waived or shall have ceased to exist, then no payment or distribution of any kind or character, whether in cash, properties or securities (including any Junior Subordinated Payment) shall be made by the Company on account of principal of or interest (including any Additional Interest), if any, on the Debentures or on account of the purchase or other acquisition of Debentures by the Company or any Subsidiary.

     In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Debenture prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

     The provisions of this Section shall not apply to any payment with respect to which Section 1102 would be applicable.

SECTION 1105.  PAYMENT PERMITTED IF NO DEFAULT.

     Nothing contained in this Article or elsewhere in this Indenture or in any of the Debentures shall prevent (a) the Company, at any time except during the pendency of any Proceeding referred to in Section 1102 or under the conditions described in Sections 1103 and 1104, from making payments at any time of principal of or interest on the Debentures, or (b) the application by the Trustee of any money or Government Obligations deposited with it hereunder to the payment of or on account of the principal of or interest (including any Additional Interest) on the Debentures or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.

SECTION 1106. SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR DEBT.

     Subject to the payment in full of all amounts due or to become due on all Senior Debt, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the Senior Debt, the Holders of the Debentures shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Debt pursuant to the provisions of this Article (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to Senior Debt of the Company to substantially the same extent as the Debentures are subordinated to the Senior Debt and is entitled to like rights of subrogation by reason of any payments or distributions made to holders of such Senior Debt) to the rights of the holders of such Senior Debt to receive payments and distributions of cash, property and securities applicable to the Senior Debt until the principal of and interest on the Debentures shall be paid in full. For purposes of such subrogation or assignment, no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the Holders of the Debentures or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Debt by Holders of the Debentures or the Trustee, shall, as among the Company, its creditors other than holders of Senior Debt, and the Holders of the Debentures, be deemed to be a payment or distribution by the Company to or on account of the Senior Debt.

SECTION 1107.  PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS.

     The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Debentures on the one hand and the holders of Senior Debt on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Debentures is intended to or shall (a) impair, as between the Company and the Holders of the Debentures, the obligations of the Company, which are absolute and unconditional, to pay to the Holders of the Debentures the principal of and interest (including any Additional Interest) on the Debentures as and

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when the same shall become due and payable in  accordance  with their terms;  or
(b) affect the relative rights against the Company of the Holders of the Debentures and creditors of the Company other than their rights in relation to the holders of Senior Debt; or (c) prevent the Trustee or the Holder of any Debenture (or to the extent expressly provided herein, the holder of any Capital Security) from exercising all remedies otherwise permitted by applicable law upon default under this Indenture including, without limitation, filing and voting claims in any Proceeding, subject to the rights, if any, under this Article of the holders of Senior Debt to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

SECTION 1108.  TRUSTEE TO EFFECTUATE SUBORDINATION.

     Each Holder of a Debenture by his or her acceptance thereof authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination provided in this Article and appoints the Trustee his or her attorney-in-fact for any and all such purpose.

SECTION 1109.  NO WAIVER OF SUBORDINATION PROVISIONS.

     No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

     Without in any way limiting the generality of the immediately preceding paragraph, the holders of Senior Debt may, at any time and from to time, without the consent of or notice to the Trustee or the Holders of the Debentures, without incurring responsibility to such Holders of the Debentures and without impairing or releasing the subordination provided in this Article or the obligations hereunder of such Holders of the Debentures to the holders of Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt, or otherwise amend or supplement in any manner Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding;
(ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (iii) release any Person liable in any manner for the collection of Senior Debt; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

SECTION 1110.  NOTICE TO TRUSTEE.

     The Company shall give prompt written notice to the Trustee of any fact known to the Company that would prohibit the making of any payment to or by the Trustee in respect of the Debentures. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment to or by the Trustee in respect of the Debentures, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Debt or from any trustee, agent or representative therefor (whether or not the facts contained in such notice are true); provided, however, that if the Trustee shall not have received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof any monies may become payable for any purpose (including, without limitation, the payment of the principal of or interest (including any Additional Interest) on any Debenture), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

     Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing such Person to be a holder of Senior Debt (or a trustee or attorney-in-fact therefor) to establish that such notice has been given by a holder of Senior Debt (or a trustee or attorney-in-fact therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article, the Trustee may request

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such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 1111.    RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT.

     Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Article Six, and the Holders of the Debentures shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Debentures, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

SECTION 1112.  TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR DEBT.

     The Trustee, in its capacity as trustee under this Indenture, shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Debentures or to the Company or to any other Person cash, property or securities to which any holders of Senior Debt shall be entitled by virtue of this Article or otherwise.

SECTION 1113. RIGHTS OF TRUSTEE AS HOLDER OF SENIOR DEBT; PRESERVATION OF TRUSTEE'S RIGHTS.

     The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article in respect of any Senior Debt which may at any time held by it, to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

SECTION 1114.  ARTICLE APPLICABLE TO PAYING AGENTS.

     In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this
Article in addition to or in place of the Trustee.

SECTION 1115.  CERTAIN CONVERSIONS OR EXCHANGES DEEMED PAYMENT.

     For the purposes of this Article only, (a) the issuance and delivery of junior securities upon exchange of Debentures shall not be deemed to constitute a payment or distribution on account of the principal of or interest (including any Additional Interest) on Debentures or on account of the purchase or other acquisition of Debentures, and (b) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon exchange of a Debenture shall be deemed to constitute payment on account of the principal of such security. For the purposes of this Section, the term "junior securities" means (i) shares of any stock of any class of the Company and (ii) securities of the Company which are subordinated in right of payment to all Senior Debt which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Debentures are so subordinated as provided in this Article.

                                 ARTICLE TWELVE
                            Redemption of Debentures

SECTION 1201.  APPLICABILITY OF THIS ARTICLE.

     Redemption of Debentures as permitted or required by any form of Debenture issued pursuant to this Indenture shall be made in accordance with such form of Debenture and this Article; provided, however, that if any provision of any such form of Debenture shall conflict with any provision of this Article, the provision of such form of Debenture shall govern. Except as otherwise set forth in the form of Debenture, each Debenture shall be subject to partial redemption only in the amount of $1,000, or integral multiples thereof; provided, however, that in no event shall the Trustee redeem a number of Debentures from a Debenture Holder if as a result of such redemption, such Debenture Holder would own Debentures having an aggregate amount equal to or greater than $1,000 but less than $100,000.

SECTION 1202.  ELECTION TO REDEEM; NOTICE TO TRUSTEE.

     The election of the Company to redeem any Debentures shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Debentures to be redeemed provided that, for so long as the Debentures are held by the Trust, such notice shall be given not less than 90 nor more than 180 days prior to such Redemption Date (unless a shorter notice shall be satisfactory to the Property Trustee). In the case of any redemption of Debentures prior to the expiration of any restriction on such redemption provided in the terms of such Debentures, the Company shall furnish the Trustee with an Officers' Certificate and an Opinion of Counsel evidencing compliance with such restriction.

SECTION 1203.  SELECTION BY TRUSTEE OF DEBENTURES TO BE REDEEMED.

     If less than all the Debentures are to be redeemed, the particular Debentures to be redeemed shall be selected not more than 75 days prior to the Redemption Date by the Trustee, from the Outstanding Debentures not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Debenture, provided that the unredeemed portion of the principal amount of any Debenture shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such security.

     The Trustee shall promptly notify the Company in writing of the Debentures selected for partial redemption and the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debentures shall relate, in the case of any Debenture redeemed or to be redeemed only in part, to the portion of the principal amount of such Debenture which has been or is to be redeemed.

SECTION 1204.  NOTICE OF REDEMPTION.

     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Debentures to be redeemed, at the address of such Holder as it appears in the Debenture Register.

     All notices of redemption shall identify the Debentures to be redeemed (including CUSIP number) and shall state:

         (1)      the Redemption Date;

         (2)     the Redemption Price;

         (3) if less than all Outstanding Debentures are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the particular Debentures to be redeemed;

         (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Debenture or portion thereof, and that interest thereon, if any, shall cease to accrue on and after said date; and

         (5) the place or places where such Debentures are to be surrendered for payment of the Redemption Price.

     Notice of redemption of Debentures to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall not be irrevocable. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, a failure to give such notice by mail or any defect in the notice to the Holder of any Debenture designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Debenture.

SECTION 1205.  DEPOSIT OF REDEMPTION PRICE.

     Prior to 10:00 a.m. New York City time on the Redemption Date specified in the notice of redemption, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price, with any interest, of all the Debentures (or portions thereof) so called for redemption.

SECTION 1206.  DEBENTURES PAYABLE ON REDEMPTION DATE.

     If any notice of redemption has been given as provided in Section 1204, the Debentures or portion of Debentures with respect to which such notice has been given shall become due and payable on the Redemption Date at the place or places stated in such notice and at the Redemption Price therein specified, together with accrued interest to but excluding the Redemption Date, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Debentures shall cease to bear interest. On presentation and surrender of such Debentures at a place of payment in said notice specified, the said Debentures or the specified portions thereof shall be paid and redeemed by the Company at the Redemption Price, together with accrued interest to but excluding the Redemption Date; provided, however, that installments of interest (including any Additional Interest) whose corresponding Interest Payment Date is on or prior to the Redemption Date will be payable to the Holders of such Debentures, or one or more Predecessor Debentures, registered as such at the close of business on the relevant record dates according to their terms and the provisions of Section 307.

     Upon presentation of any Debenture redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Debenture or Debentures, of authorized denominations, in aggregate principal amount equal to the unredeemed portion of the Debenture so presented and having the same date of issuance, Stated Maturity and terms. If a Global Security is so surrendered, such new Debenture will also be a new Global Security.

     If any Debenture called for redemption shall not be so paid upon surrender thereof for redemption, the principal on such Debenture shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Debenture.

SECTION 1207.  OPTIONAL REDEMPTION; CONDITIONS TO OPTIONAL REDEMPTION.

     The Company, at its option, may redeem the Debentures (i) on or after May 14, 2009, in whole at any time or in part from time to time, subject to the prior approval of the Federal Reserve if then required under the applicable capital guidelines or policies of the Federal Reserve, or (ii) upon the occurrence and during the continuation of a Special Event, at any time within ninety (90) days following the occurrence of a Special Event in respect of the Trust, in whole (but not in part), in each case at a redemption price equal to 100% of the principal amount thereof plus any accrued or unpaid interest, including Additional Interest, if any, to but excluding the Redemption Date (the "Redemption Price").


                                ARTICLE THIRTEEN
                                  Miscellaneous

SECTION 1301.  COUNTERPARTS.

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                    [signatures appear on the following page]

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed, all as of the day and year first above written.

                                     NORTH COUNTRY FINANCIAL CORPORATION



                                     By: /s/ Ronald G. Ford
[Seal]                               Name:    Ronald G. Ford
                                     Title:   Chief Executive Officer



                                     WILMINGTON TRUST COMPANY



                                     By: /s/ Emmett R. Harmon
[Seal]
                                     Name: Emmett R. Harmon

                                     Title: Vice President

STATE OF MICHIGAN                   ss.
                                    ss.
COUNTY OF SCHOOLCRAFT               ss.


     On the ____ day of _____, 1999, before me personally came Ronald G. Ford, to me known, who, being by me duly sworn, did depose and say that he is the President and Chief Executive Officer of North Country Financial Corporation, one of the corporations described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the Board of Directors of such corporation.



                                By: ____________________________________




STATE OF DELAWARE                           ss.
                                            ss.
COUNTY OF New Castle                        ss.


     On the 14th day of May, 1999, before me personally came Emmett R. Harmon, to me known, who, being by me duly sworn, did depose and say that he is the Vice President of Wilmington Trust Company, a Delaware banking corporation described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the Board of Directors of such corporation.


                                By: /s/ Denise Ann Hoppie






::ODMA\PCDOCS\GRR\267789\3

EXHIBIT 10.8

                               GUARANTEE AGREEMENT


                                     Between



                       North Country Financial Corporation
                                 (as Guarantor)



                                       and


                            Wilmington Trust Company
                             (as Guarantee Trustee)




                                   dated as of



                                  May 14, 1999

                             CROSS-REFERENCE TABLE*


   Section of                                                         Section of
Trust Indenture Act                                                    Guarantee
of 1939, as amended                                                    Agreement

310(a)...................................................................4.01(a)
310(b).............................................................4.01(c), 2.08
310(c)..............................................................Inapplicable
311(a)...................................................................2.02(b)
311(b) ..................................................................2.02(b)
311(c)..............................................................Inapplicable
312(a) ..................................................................2.02(a)
312(b)...................................................................2.02(b)
313 ........................................................................2.03
314(a)......................................................................2.04
314(b)..............................................................Inapplicable
314(c)......................................................................2.05
314(d)..............................................................Inapplicable
314(e)..........................................................1.01, 2.05, 3.02
314(f)................................................................2.01, 3.02
315(a)...................................................................3.01(d)
315(b)......................................................................2.07
315(c)......................................................................3.01
315(d)...................................................................3.01(d)
316(a).............................................................5.04(a), 2.06
316(b)......................................................................5.03
316(c)......................................................................2.02
317(a)..............................................................Inapplicable
317(b)..............................................................Inapplicable
318(a)...................................................................2.01(b)
318(b)......................................................................2.01
318(c)...................................................................2.01(a)


_______________
         *This Cross-Reference Table does not constitute part of the Guarantee Agreement and shall not affect the interpretation of any of its terms or provisions.

                                TABLE OF CONTENTS


ARTICLE I - DEFINITIONS........................................................2
         SECTION 1.01.  DEFINITIONS............................................2

ARTICLE II - TRUST INDENTURE ACT...............................................5
         SECTION 2.01.  TRUST INDENTURE ACT; APPLICATION.......................5
         SECTION 2.02.  LISTS OF HOLDERS.......................................6
         SECTION 2.03.  REPORTS BY THE GUARANTEE TRUSTEE.......................6
         SECTION 2.04.  PERIODIC REPORTS TO GUARANTEE TRUSTEE..................6
         SECTION 2.05.  EVIDENCE OF COMPLIANCE WITH CONDITIONS
                               PRECEDENT. .....................................6
         SECTION 2.06.  EVENTS OF DEFAULT; WAIVER..............................6
         SECTION 2.07.  EVENT OF DEFAULT; NOTICE...............................7
         SECTION 2.08.  CONFLICTING INTERESTS..................................7

ARTICLE III - POWERS, DUTIES AND RIGHTS OF GUARANTEE TRUSTEE...................7
         SECTION 3.01.  POWERS AND DUTIES OF THE GUARANTEE TRUSTEE.............7
         SECTION 3.02.  CERTAIN RIGHTS OF GUARANTEE TRUSTEE....................9
         SECTION 3.03.  INDEMNITY.............................................10

ARTICLE IV - GUARANTEE TRUSTEE................................................11
         SECTION 4.01.  GUARANTEE TRUSTEE; ELIGIBILITY........................11
         SECTION 4.02.  APPOINTMENT, REMOVAL AND RESIGNATION OF
                               GUARANTEE TRUSTEE..............................11

ARTICLE V - GUARANTEE.........................................................12
         SECTION 5.01.  GUARANTEE.............................................12
         SECTION 5.02.  WAIVER OF NOTICE AND DEMAND...........................12
         SECTION 5.03.  OBLIGATIONS NOT AFFECTED..............................12
         SECTION 5.04.  RIGHTS OF HOLDERS.....................................13
         SECTION 5.05.  GUARANTEE OF PAYMENT..................................14
         SECTION 5.06.  SUBROGATION...........................................14
         SECTION 5.07.  INDEPENDENT OBLIGATIONS...............................14

ARTICLE VI - COVENANTS AND SUBORDINATION......................................14
         SECTION 6.01.  COVENANTS.............................................14
         SECTION 6.02.  SUBORDINATION.........................................15
         SECTION 6.03.  PARI PASSU GUARANTEES.................................15

ARTICLE VII - TERMINATION.....................................................15
         SECTION 7.01.  TERMINATION...........................................15

ARTICLE VIII - MISCELLANEOUS..................................................16
         SECTION 8.01.  SUCCESSORS AND ASSIGNS................................16
         SECTION 8.02.  AMENDMENTS............................................16
         SECTION 8.03.  NOTICES...............................................16
         SECTION 8.04.  BENEFIT...............................................18
         SECTION 8.05.  INTERPRETATION........................................18
         SECTION 8.06.  GOVERNING LAW.........................................18
         SECTION 8.07.  COUNTERPARTS..........................................18

                               GUARANTEE AGREEMENT


     This GUARANTEE AGREEMENT, dated as of May 14, 1999, is executed and delivered by North Country Financial Corporation, a Michigan corporation (the "Guarantor"), to Wilmington Trust Company, a Delaware banking corporation, as trustee (the "Guarantee Trustee"), for the benefit of the Holders (as defined herein) from time to time of the Capital Securities (as defined herein) of North Country Capital Trust, a Delaware statutory business trust (the "Issuer").

     WHEREAS, pursuant to an Amended and Restated Trust Agreement (the "Trust Agreement"), dated as of May 14, 1999 among the Trustees of the Issuer named therein, the Guarantor, as Depositor (as defined in the Trust Agreement), and the Holders, from time to time, of undivided beneficial interests in the assets of the Trust, the Issuer is issuing $12,450,000 aggregate liquidation amount of its Floating Rate Capital Securities (liquidation amount $1,000 per capital security) (the "Capital Securities" and, together with the Common Securities, the "Trust Securities") and $386,000 aggregate liquidation amount of its Common Securities, each representing ownership interests in the assets of the Issuer and having the terms set forth in the Trust Agreement;

     WHEREAS, the Trust Securities will be issued by the Issuer and the proceeds thereof will be used to purchase the Debentures (as defined in the Trust Agreement) of the Guarantor which will be deposited with Wilmington Trust Company, as Property Trustee under the Trust Agreement, as trust assets; and

     WHEREAS, as an incentive for the Holders to purchase Capital Securities the Guarantor desires irrevocably and unconditionally to agree, to the extent set forth herein, to pay to the Holders the Guarantee Payments (as defined herein) and to make certain other payments on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the purchase by each Holder of Capital Securities, which purchase the Guarantor hereby agrees shall benefit the Guarantor, the Guarantor executes and delivers this Guarantee Agreement for the benefit of the Holders from time to time of the Capital Securities.

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.01. DEFINITIONS. As used in this Guarantee Agreement, the terms set forth below shall, unless the context otherwise requires, have the following meanings. Capitalized or otherwise defined terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Trust Agreement as in effect on the date hereof unless otherwise indicated.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, provided, however, that an Affiliate of the Guarantor shall not be deemed to include the Issuer. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Capital Securities" has the meaning specified in the recitals to this Guarantee Agreement.

     "Common Securities" means the securities representing common undivided beneficial interests in the assets of the Issuer (liquidation amount $1,000 per Common Security).

     "Debt" means, with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent, (i) every obligation of such Person for money borrowed; (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses; (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person; (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business); (v) every capital lease obligation of such Person; and (vi) every obligation of the type referred to in clauses (i) through (v) of another Person and all dividends of another Person the payment of which, in either case, such Person has guaranteed or is responsible or liable for, directly or indirectly, as obligor or otherwise.

     "Event of Default" means (i) a default by the Guarantor on any of its payment obligations under this Guarantee Agreement or (ii) a default by the Guarantor in any other obligation hereunder that remains unremedied for 30 days.

     "Guarantee" or "Guarantee Agreement" means this Guarantee Agreement, dated as of May 14, 1999, between North Country Financial Corporation and the Guarantee Trustee.

     "Guarantee Payments" means the following payments or distributions, without duplication, with respect to the Capital Securities, to the extent not paid or made by or on behalf of the Issuer: (i) any accumulated and unpaid Distributions (as defined in the Trust Agreement) required to be paid on the Capital Securities, to the extent the Issuer shall have funds available therefor at such time; (ii) the Redemption Price (as defined in the Trust Agreement) with respect to the Capital Securities called for redemption by the Issuer to the extent the Issuer shall have funds available therefor at such time; and (iii) upon a voluntary or involuntary dissolution, winding-up or liquidation of the Issuer (other than in connection with the distribution of Debentures to the Holders or a redemption of all of the Capital Securities), the lesser of (a) the Liquidation Distribution (as defined in the Trust Agreement) to the extent the Issuer shall have funds available therefor at such time, and (b) the amount of assets of the Issuer remaining available for distribution to Holders in liquidation of the Issuer after satisfaction of liabilities to creditors of the Issuer as required by applicable law.

     "Guarantee Trustee" means Wilmington Trust Company, until a Successor Guarantee Trustee has been appointed and has accepted such appointment pursuant to the terms of this Guarantee Agreement and thereafter means each such Successor Guarantee Trustee.

     "Holder" means any holder, as registered on the books and records of the Issuer, of any Capital Securities; provided, however, that in determining whether the holders of the requisite percentage of Capital Securities have given any request, notice, consent or waiver hereunder, "Holder" shall not include the Guarantor, the Guarantee Trustee or any Affiliate of the Guarantor or the Guarantee Trustee.

     "Indenture" means the Junior Subordinated Indenture dated as of May 14, 1999, between the Guarantor and Wilmington Trust Company, as trustee.

     "Majority in Liquidation Amount of the Capital Securities" means, except as provided by the Trust Indenture Act, Capital Securities representing more than 50% of the liquidation amount of all then outstanding Capital Securities.

     "Officers' Certificate" means, with respect to any Person, a certificate signed by the Chairman of the Board, Vice Chairman of the Board, Chief Investment Officer, Chief Executive Officer, the President or a Vice President, and by the Chief Financial Officer, Treasurer, an Assistant Treasurer, the
Secretary  or an  Assistant  Secretary  of such  Person,  and  delivered  to the
Guarantee Trustee. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Guarantee Agreement shall include:

     (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

     (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

     (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

     "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

     "Responsible Officer" means, with respect to the Guarantee Trustee, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, any financial services officer or any other officer of the Corporate Trust Administration

Department of the Guarantee Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

     "Senior Debt" means the principal of (and premium, if any) and interest, if any (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Guarantor whether or not such claim for post-petition interest is allowed in such proceeding), on Debt, whether incurred on or prior to the date of this Guarantee or thereafter incurred, unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligations are not superior in right of payment to the Guarantee or to other Debt which is pari passu with, or subordinated to, the Guarantee; provided, however, that Senior Debt shall not be deemed to include: (a) any Debt of the Guarantor which, when incurred and without respect to any election under Section 1111(b) of the Bankruptcy Reform Act of 1978, was without recourse to the Guarantor; (b) any Debt of the Guarantor to any of its Subsidiaries (as defined in the Indenture);
(c) Debt to any employee of the Guarantor; (d) trade accounts payable of the Guarantor; (e) accrued liabilities arising in the ordinary course of business of the Guarantor; (f) the Debentures; and (g) the Guarantee.

     "Successor   Guarantee   Trustee"  means  a  successor   Guarantee  Trustee
possessing the qualifications to act as Guarantee Trustee under Section 4.01.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.

                                   ARTICLE II

                               TRUST INDENTURE ACT

         SECTION 2.01.  TRUST INDENTURE ACT; APPLICATION.

     (a) This Guarantee Agreement is subject to the provisions of the Trust Indenture Act, which are required to be part of this Guarantee Agreement, and this Guarantee shall be governed by such provisions as if such Act applied to this Guarantee.

     (b) If and to the extent that any provision of this Guarantee Agreement limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act through operation of
          Section 318(c) thereof, such imposed duties shall control. If any provision of this Guarantee Agreement modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, such provision shall be deemed to apply to this Guarantee Agreement as so modified or excluded, as the case may be.

         SECTION 2.02.  LISTS OF HOLDERS.

     (a) The Guarantor shall furnish or cause to be furnished to the Guarantee Trustee (i) quarterly, not later than April 15, July 15, October 15 and January 15 in each year, a list, in such form as the Guarantee Trustee may reasonably require, of the names and addresses of the Holders of the Capital Securities ("List of Holders") as of a date not more than 15 days prior to the delivery thereof, and (ii) at such other times as the Guarantee Trustee may request in writing, within 30 days after the receipt by the Guarantor of any such request, a List of Holders as of a date not more than 15 days prior to the time such list is furnished, in each case to the extent such information is in the possession or control of the Guarantor and has not otherwise been received by the Guarantee Trustee in its capacity as such. The Guarantee Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

     (b) The Guarantee Trustee shall comply with its obligations under Sections 311(a), 311(b) and Section 312(b) of the Trust Indenture Act.

     SECTION 2.03. REPORTS BY THE GUARANTEE TRUSTEE. Not later than July 15 of each year, commencing July 15, 1999, the Guarantee Trustee shall provide to the Holders such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Guarantee Trustee shall also comply with the requirements of
Section 313(d) of the Trust Indenture Act.

     SECTION 2.04. PERIODIC REPORTS TO GUARANTEE TRUSTEE. The Guarantor shall provide to the Guarantee Trustee, the Securities and Exchange Commission and the Holders such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by
Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act as if such Act were applicable to this Guarantee.

     SECTION 2.05. EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT. The Guarantor shall provide to the Guarantee Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Guarantee Agreement that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers' Certificate.

     SECTION 2.06. EVENTS OF DEFAULT; WAIVER. The Holders of a Majority in liquidation amount of the Capital Securities may, by vote, on behalf of the Holders of all of the Capital Securities, waive any past default or Event of Default and its consequences. Upon such waiver, any such default or Event of Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Guarantee Agreement, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

         SECTION 2.07.  EVENT OF DEFAULT; NOTICE.

     (a) The Guarantee Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Capital Securities, notices of all Events of Default known to the Guarantee Trustee, unless such Event of Default has been cured before the giving of such notice, provided that, except in the case of a default in the payment of a Guarantee Payment, the Guarantee Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Guarantee Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Capital Securities.

     (b) The Guarantee Trustee shall not be deemed to have knowledge of any Event of Default unless the Guarantee Trustee shall have received written notice, or a Responsible Officer charged with the administration of this Guarantee Agreement shall have obtained actual knowledge, of such Event of Default.

     SECTION 2.08. CONFLICTING INTERESTS. The Trust Agreement and the Indenture shall be deemed to be specifically described in this Guarantee Agreement for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

                                   ARTICLE III

                 POWERS, DUTIES AND RIGHTS OF GUARANTEE TRUSTEE

            SECTION 3.01. POWERS AND DUTIES OF THE GUARANTEE TRUSTEE.

     (a) This Guarantee Agreement shall be held by the Guarantee Trustee for the benefit of the Holders of the Capital Securities, and the Guarantee Trustee shall not transfer this Guarantee Agreement to any Person except a Holder of Capital Securities exercising his or her rights pursuant to Section 5.04(iv) of the Amended and Restated Trust Agreement dated May 14, 1999, or to a Successor Guarantee Trustee on acceptance by such Successor Guarantee Trustee of its appointment to act as Successor Guarantee Trustee. The right, title and interest of the Guarantee Trustee shall automatically vest in any Successor Guarantee Trustee, upon acceptance by such Successor Guarantee Trustee of its appointment hereunder, and such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered pursuant to the appointment of such Successor Guarantee Trustee.

     (b) If an Event of Default has occurred and is continuing, the Guarantee Trustee shall enforce this Guarantee Agreement for the benefit of the Holders of the Capital Securities.

     (c) The Guarantee Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Guarantee Agreement, and no implied covenants shall be read into this Guarantee Agreement against the Guarantee Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.06), the Guarantee Trustee shall exercise such of the rights and powers vested in it by this Guarantee Agreement, and use the same degree of care and skill in its exercise thereof, as a prudent individual would exercise or use under the circumstances in the conduct of his or her own affairs.

     (d) No provision of this Guarantee Agreement shall be construed to relieve the Guarantee Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (i) prior to the occurrence of any Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

               (A) the duties and obligations of the Guarantee Trustee shall be determined solely by the express provisions of this Guarantee Agreement (including pursuant to Section 2.01), and the Guarantee Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Guarantee Agreement; and

               (B) in the absence of bad faith on the part of the Guarantee Trustee, the Guarantee Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Guarantee Trustee and conforming to the requirements of this Guarantee Agreement; but in the case of any such certificates or opinions that by any provision hereof or of the Trust Indenture Act are specifically required to be furnished to the Guarantee Trustee, the Guarantee Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Guarantee Agreement or the Trust Indenture Act, as applicable;

         (ii) the Guarantee Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Guarantee Trustee, unless it shall be proved that the Guarantee Trustee was negligent in ascertaining the pertinent facts upon which such judgment was made;

        (iii) the Guarantee Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in Liquidation Amount of the Capital Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Guarantee Trustee, or exercising any trust or power conferred upon the Guarantee Trustee under this Guarantee Agreement; and

         (iv) no provision of this Guarantee Agreement shall require the Guarantee Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if the Guarantee Trustee shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Guarantee Agreement or adequate indemnity against such risk or liability is not reasonably assured to it.

         SECTION 3.02.  CERTAIN RIGHTS OF GUARANTEE TRUSTEE.

     (a)  Subject to the provisions of Section 3.01:

          (i) The Guarantee Trustee may rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

        (ii)   Any  direction  or act  of the  Guarantor  contemplated  by  this
               Guarantee  Agreement  shall  be  sufficiently   evidenced  by  an
               Officers' Certificate unless otherwise prescribed herein.

       (iii) Whenever, in the administration of this Guarantee Agreement, the Guarantee Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Guarantee Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate which, upon receipt of such request from the Guarantee Trustee, shall be promptly delivered by the Guarantor.

         (iv) The Guarantee Trustee may (at the expense of the Guarantor) consult with legal counsel, and the written advice or opinion of such legal counsel with respect to legal matters shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion. Such legal counsel may be legal counsel to the Guarantor or any of its Affiliates and may be one of its employees. The Guarantee Trustee shall have the right at any time to seek instructions concerning the administration of this Guarantee Agreement from any court of competent jurisdiction.

          (v) The Guarantee Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Guarantee Agreement at the request or direction of any Holder, unless such Holder shall have provided to the Guarantee Trustee such adequate security and indemnity as would satisfy a reasonable person in the position of the Guarantee Trustee, against the costs, expenses (including attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Guarantee Trustee; provided that, nothing contained in this Section 3.02(a)(v) shall be taken to relieve the Guarantee Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Guarantee Agreement.

          (vi) The Guarantee Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Guarantee Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit.

        (vii) The Guarantee Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Guarantee Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder.

       (viii) Whenever in the administration of this Guarantee Agreement the Guarantee Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Guarantee Trustee (A) may request instructions from the Holders of the Capital Securities, (B) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (C) shall be protected in acting in accordance with such instructions.

     (b) No provision of this Guarantee Agreement shall be deemed to impose any duty or obligation on the Guarantee Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it in any jurisdiction in which it shall be illegal, or in which the Guarantee Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Guarantee Trustee shall be construed to be a duty to act in accordance with such power and authority.

     SECTION 3.03. INDEMNITY. The Guarantor agrees to indemnify the Guarantee Trustee for, and to hold it harmless against, any loss, damage, claims, liability, penalty or expense incurred without negligence or bad faith on the part of the Guarantee Trustee, arising out of or in connection with the acceptance or administration of this Guarantee Agreement, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Guarantee Trustee will not claim or exact any lien or charge on any Guarantee Payments as a result of any amount due to it under this Guarantee Agreement.

                                   ARTICLE IV

                                GUARANTEE TRUSTEE

         SECTION 4.01.  GUARANTEE TRUSTEE; ELIGIBILITY.

     (a)  There shall at all times be a Guarantee Trustee which shall:

          (i)  not be an Affiliate of the Guarantor; and

         (ii) be a Person that would be eligible pursuant to the Trust Indenture Act (as if such Act were applicable hereto) to act as such and has a combined capital and surplus of at least Fifty Million U.S. Dollars ($50,000,000), and shall be a corporation meeting the requirements of Section 310(a) of the Trust Indenture Act. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then, for the purposes of this Section 4.01(a)(ii) and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

     (b) If at any time the Guarantee Trustee shall cease to be eligible to so act under Section 4.01(a), the Guarantee Trustee shall immediately resign in the manner and with the effect set out in Section 4.02(c).

     (c) If the Guarantee Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Guarantee Trustee and Guarantor shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

     SECTION 4.02. APPOINTMENT, REMOVAL AND RESIGNATION OF GUARANTEE TRUSTEE.

     (a) Subject to Section 4.02(b), the Guarantee Trustee may be appointed or removed without cause at any time by the Guarantor.

     (b) The Guarantee Trustee shall not be removed until a Successor Guarantee Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Guarantee Trustee and delivered to the Guarantor.

     (c) The Guarantee Trustee appointed hereunder shall hold office until a Successor Guarantee Trustee shall have been appointed or until its removal or resignation. The Guarantee Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing executed by the Guarantee Trustee and delivered to the Guarantor, which resignation shall not take effect until a Successor Guarantee Trustee has been appointed and has accepted such appointment by an instrument in writing executed by such Successor Guarantee
          Trustee and delivered to the Guarantor and the resigning Guarantee Trustee.

     (d) If no Successor Guarantee Trustee shall have been appointed and accepted appointment as provided in this Section 4.02 within 30 days after delivery to the Guarantor of an instrument of resignation, the resigning Guarantee Trustee may petition, at the expense of the Guarantor, any court of competent jurisdiction for appointment of a Successor Guarantee Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Guarantee Trustee.

                                    ARTICLE V

                                    GUARANTEE

     SECTION 5.01. GUARANTEE. The Guarantor irrevocably and unconditionally agrees to pay in full to the Holders the Guarantee Payments (without duplication of amounts theretofore paid by or on behalf of the Issuer), as and when due, regardless of any defense (other than the defense of payment), right of set-off or counterclaim which the Issuer may have or assert. The Guarantor's obligation to make a Guarantee Payment may be satisfied by direct payment of the required amounts by the Guarantor to the Holders or by causing the Issuer to pay such amounts to the Holders.

     SECTION 5.02. WAIVER OF NOTICE AND DEMAND. The Guarantor hereby waives notice of acceptance of the Guarantee Agreement and of any liability to which it applies or may apply, presentment, demand for payment, any right to require a proceeding first against the Guarantee Trustee, the Issuer or any other Person before proceeding against the Guarantor, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

     SECTION 5.03. OBLIGATIONS NOT AFFECTED. The obligations, covenants, agreements and duties of the Guarantor under this Guarantee Agreement shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

     (a) the release or waiver, by operation of law or otherwise, of the performance or observance by the Issuer of any express or implied agreement, covenant, term or condition relating to the Capital Securities or Common Securities to be performed or observed by the Issuer;

     (b) the extension of time for the payment by the Issuer of all or any portion of the Distributions (other than an extension of time for payment of Distributions that results from the extension of any interest payment period on the Debentures as so provided in the Indenture), Redemption Price, Liquidation Distribution or any other sums payable under the terms of the Capital Securities or Common Securities or the extension of time for the performance of any other obligation under, arising out of, or in connection with, the Capital Securities or Common Securities;

     (c) any failure, omission, delay or lack of diligence on the part of the Holders to enforce, assert or exercise any right, privilege, power or remedy conferred on the Holders pursuant to the terms of the Capital Securities or any action on the part of the Issuer granting indulgence or extension of any kind;

     (d) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Issuer or any of the assets of the Issuer;

     (e) any invalidity of, or defect or deficiency in, the Capital Securities or the Common Securities;

     (f) the settlement or compromise of any obligation guaranteed hereby or hereby incurred; or

     (g) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a guarantor (other than payment of the underlying obligation), it being the intent of this
          Section 5.03 that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances.

     There shall be no obligation of the Holders to give notice to, or obtain consent of, the Guarantor with respect to the happening of any of the foregoing.

     SECTION 5.04. RIGHTS OF HOLDERS. The Guarantor expressly acknowledges that : (a) this Guarantee Agreement will be deposited with the Guarantee Trustee to be held for the benefit of the Holders; (b) the Guarantee Trustee has the right to enforce this Guarantee Agreement on behalf of the Holders; (c) the Holders of a Majority in Liquidation Amount of the Capital Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Guarantee Trustee in respect of this Guarantee Agreement or exercising any trust or power conferred upon the Guarantee Trustee under this Guarantee Agreement; and (d) any Holder of Capital Securities may, to the extent permissible under applicable law, institute a legal proceeding directly against the Guarantor to enforce its rights under this Guarantee Agreement, without first instituting a legal proceeding against the Guarantee Trustee, the Issuer or any other Person.

     SECTION 5.05. GUARANTEE OF PAYMENT. This Guarantee Agreement creates a guarantee of payment and not a guarantee of collection. This Guarantee Agreement will not be discharged except by payment of the Guaranty Payments in full (without duplication of amounts theretofore paid by the Issuer or upon distribution of Debentures to Holders as provided in the Trust Agreement).

     SECTION 5.06. SUBROGATION. The Guarantor shall be subrogated to all (if any) rights of the Holders against the Issuer in respect of any amounts paid to the Holders by the Guarantor under this Guarantee Agreement and shall have the right to waive payment by the Issuer pursuant to Section 5.01; provided, however, that the Guarantor shall not (except to the extent required by mandatory provisions of law) be entitled to enforce or exercise any rights which it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Guarantee Agreement, if, at the time of any such payment, any amounts are due and unpaid under this Guarantee Agreement. If any amount shall be paid to the Guarantor in violation of the preceding sentence, the Guarantor agrees to hold such amount in trust for the Holders and to pay over such amount to the Holders.

     SECTION 5.07. INDEPENDENT OBLIGATIONS. The Guarantor acknowledges that its obligations hereunder are independent of the obligations of the Issuer with respect to the Capital Securities and that the Guarantor shall be liable as principal and as debtor hereunder to make Guarantee Payments pursuant to the terms of this Guarantee Agreement notwithstanding the occurrence of any event referred to in subsections (a) through (g), inclusive, of Section 5.03 hereof.

                                   ARTICLE VI

                           COVENANTS AND SUBORDINATION

     SECTION 6.01. COVENANTS. So long as any Capital Securities remain outstanding, in the event (a) the Guarantor shall be in default with respect to its Guarantee Payments hereunder, (b) there shall have occurred and be continuing any Event of Default under the Indenture or (c) the Guarantor shall have given notice of its selection of an Extension Period (as defined in the Indenture) and such period, or any extension thereof, is continuing, the Guarantor shall not, and shall cause its Subsidiaries (as defined in the Indenture) not to, (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Guarantor's outstanding capital stock, (ii) make any payment of principal, interest or premium, if any, on or repay, repurchase or redeem any debt securities that rank pari passu with or junior to the Debentures or make any guarantee payments with respect to the foregoing, (iii) sell, lease, license, transfer or otherwise dispose of any asset or interest therein or (iv) with respect to the Guarantor, make any capital contributions or similar advances to any Subsidiaries; provided, however, that nothing shall prevent (A) any such transaction in the ordinary course of business or in immaterial amounts (other than transactions described in clause (iv) above), (B) reorganizations of Subsidiaries, so long as the Guarantor's percentage ownership interest in such Subsidiaries does not decrease, (C) dividends or distributions in common stock of the Guarantor, (D) payments hereunder, or under any similar guarantee by the Guarantor with respect to any other securities of any of its Subsidiaries; provided that the proceeds of the issuance of such securities were used to purchase debt securities of the Guarantor that rank pari passu with or junior to the Debentures and (E) purchases of common stock of the Guarantor related to the rights under any of the Guarantor's benefit plans for its directors, officers or employees.

     SECTION 6.02. SUBORDINATION. The obligations of the Guarantor under this Guarantee Agreement will constitute unsecured obligations of the Guarantor and will rank subordinate and junior in right of payment to all Senior Debt of the Guarantor to the extent and in the manner set forth in the Indenture with respect to the Debentures, and the provisions of Article Eleven of the Indenture will apply, mutatis mutandis, to the obligations of the Guarantor hereunder. The obligations of the Guarantor hereunder do not constitute Senior Debt (as defined in the Indenture) of the Guarantor.

     SECTION 6.03. PARI PASSU GUARANTEES. The obligations of the Guarantor under this Guarantee Agreement shall rank pari passu with the obligations of the Guarantor under (a) any similar guarantee agreements issued by the Guarantor on behalf of the holders of preferred or capital securities issued by a business trust or similar entity whose common securities are owned, directly or indirectly, by the Guarantor, (b) the Indenture and the Debentures issued thereunder; (c) the Expense Agreement (as defined in the Trust Agreement) and any similar expense agreements entered into by the Guarantor in connection with the offering of capital securities issued by a business trust or similar entity whose common securities are owned, directly or indirectly, by the Guarantor, and
(d) any other security, guarantee or other agreement or obligation that is expressly stated to rank pari passu with the obligations of the Guarantor under this Guarantee Agreement or with any obligation that ranks pari passu with the obligations of the Guarantor under this Guarantee Agreement.

                                   ARTICLE VII

                                   TERMINATION

     SECTION 7.01. TERMINATION. This Guarantee Agreement shall terminate and be of no further force and effect upon (a) full payment of the Redemption Price of all Capital Securities, (b) subject to Federal Reserve approval, if then required under the applicable capital guidelines or policies of the Federal Reserve, the distribution of Debentures to Holders of Capital Securities in exchange for all of the Capital Securities or (c) full payment of the amounts payable in accordance with the Trust Agreement upon liquidation of the Issuer. Notwithstanding the foregoing, this Guarantee Agreement will continue to be effective or will be reinstated, as the case may be, if at any time any Holder must restore payment of any sums paid with respect to Capital Securities or this Guarantee Agreement. Guarantor will indemnify each Holder and hold it harmless from and against any loss it may suffer in such circumstance.

                                  ARTICLE VIII

                                  MISCELLANEOUS

     SECTION 8.01. SUCCESSORS AND ASSIGNS. All guarantees and agreements contained in this Guarantee Agreement shall bind the successors, assigns, receivers, trustees and representatives of the Guarantor and shall inure to the benefit of the Holders of the Capital Securities then outstanding. Except in connection with a consolidation, merger or sale involving the Guarantor or a conveyance, transfer or lease of the Guarantor's properties that, in either case, is permitted under Article Eight of the Indenture and pursuant to which the successor or assignee agrees in writing to perform the Guarantor's obligations hereunder, the Guarantor shall not assign its obligations hereunder, and any purported assignment other than in accordance with this provision shall be void.

     SECTION 8.02. AMENDMENTS. Except with respect to any changes that do not adversely affect the rights of Holders in any material respect (in which case no consent of Holders will be required), this Guarantee Agreement may be amended only with the prior approval of the Holders of not less than a Majority in liquidation amount of the outstanding Capital Securities. The provisions of
Article VI of the Trust Agreement concerning meetings of Holders shall apply to the giving of such approval.

     SECTION 8.03. NOTICES. Any notice, request or other communication required or permitted to be given hereunder shall be in writing, duly signed by the party giving such notice, and delivered, telecopied or mailed by first class mail as follows:

         (a) if given to the Guarantor, to the address or telecopy number set forth below or such other address as the Guarantor may give notice of to the Guarantee Trustee:

                           North Country Financial Corporation
                           130 South Cedar Street
                           Manistique, Michigan 49854
                           Facsimile No: (906) 341-8702
                           Attention: Ronald G. Ford

                           with a copy to:

                           Varnum, Riddering, Schmidt & Howlett LLP
                           Bridgewater Place
                           P.O. Box 352
                           Grand Rapids, Michigan 49501-0352
                           Facsimile No: (616) 336-7000
                           Attention: Donald L. Johnson

         (b) if given to the Issuer, at the address or telecopy number set forth below or such other address as the Issuer may give notice of to the Guarantee Trustee:

                           North Country Capital Trust
                           130 South Cedar Street
                           Manistique, Michigan 49854
                           Facsimile No: (906) 341-8702
                           Attention:  Administrative Trustee

                           with copies to:

                           Varnum, Riddering, Schmidt & Howlett LLP
                           Bridgewater Place
                           P.O. Box 352
                           Grand Rapids, Michigan 49501-0352
                           Facsimile No: (616) 336-7000
                           Attention: Donald L. Johnson

                           Wilmington Trust Company
                           Rodney Square North
                           1100 North Market Street
                           Wilmington, DE 19890-0001
                           Facsimile No: (302) 651-8882
                           Attention:  Corporate Trust Administration

         (c) if given to the Guarantee Trustee, at the Guarantee Trustee's address or telecopy number set forth below:

                           Wilmington Trust Company
                           Rodney Square North
                           1100 North Market Street
                           Wilmington, DE 19890-0001
                           Facsimile No: (302) 651-8882
                           Attention:  Corporate Trust Administration

         (d) if given to any Holder of Capital Securities, at the address set forth on the books and records of the Issuer.

All notices hereunder shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

     SECTION 8.04. BENEFIT. This Guarantee Agreement is solely for the benefit of the Holders, and is not separately transferable from the Capital Securities, subject to Section 3.01(a).

     SECTION 8.05. INTERPRETATION. In this Guarantee Agreement, unless the context otherwise requires:

         (a) Capitalized terms used in this Guarantee Agreement but not defined in the preamble hereto have the respective meanings assigned to them in Section 1.01 unless otherwise indicated;

         (b) a term defined anywhere in this Guarantee Agreement has the same meaning throughout;

         (c) all references to "the Guarantee Agreement" or "this Guarantee Agreement" are to this Guarantee Agreement as modified, supplemented or amended from time to time;

         (d) all references in this Guarantee Agreement to Articles and Sections are to Articles and Sections of this Guarantee Agreement unless otherwise specified;

         (e) a term defined in the Trust Indenture Act has the same meaning when used in this Guarantee Agreement unless otherwise defined in this Guarantee Agreement or unless the context otherwise requires;

         (f) a reference to the singular includes the plural and vice versa; and

         (g) the masculine, feminine or neuter genders used herein shall include the masculine, feminine and neuter genders.

     SECTION 8.06. GOVERNING LAW. THIS GUARANTEE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN.

     SECTION 8.07. COUNTERPARTS. This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     This GUARANTEE AGREEMENT is executed as of the day and year first above written.


NORTH COUNTRY FINANCIAL                     WILMINGTON TRUST COMPANY,
CORPORATION                                 as Guarantee Trustee



By: /s/ Ronald G. Ford                      By: /s/ Emmett R. Harmon
Name:    Ronald G. Ford                     Name: Emmett R. Harmon

Title: President and Chief Executive
       Officer                              Title:   Vice President



::ODMA\PCDOCS\GRR\267786\4

EXHIBIT 10.9

                    AGREEMENT AS TO EXPENSES AND LIABILITIES

     THIS AGREEMENT is dated as of May 14, 1999, between North Country Financial Corporation, a Michigan corporation ("NCFC"), and North Country Capital Trust, a Delaware business trust (the "Trust").

     WHEREAS, the Trust intends to issue its common securities (the "Common Securities") to, and receive Debentures from, NCFC and to issue and sell Floating Rate Capital Securities (the "Capital Securities") with such powers, preferences and special rights and restrictions as are set forth in the Amended and Restated Trust Agreement of the Trust dated as of May 14, 1999, as the same may be amended from time to time (the "Trust Agreement");

     WHEREAS, NCFC will directly or indirectly own all of the Common Securities of the Trust and will issue the Debentures;

     NOW, THEREFORE, in consideration of the purchase by each holder of the Capital Securities, which purchase NCFC hereby agrees shall benefit NCFC and which purchase NCFC acknowledges will be made in reliance upon the execution and delivery of this Agreement, NCFC, including in its capacity as holder of the Common Securities, and the Trust hereby agree as follows:

                                    ARTICLE I

     Section 1. 1. Guarantee by NCFC.

     Subject to the terms and conditions hereof, NCFC, including in its capacity as holder of the Common Securities, hereby irrevocably and unconditionally guarantees to each person or entity to whom the Trust is now or hereafter becomes indebted or liable (the "Beneficiaries") the full payment when and as due, of any and all Obligations (as hereinafter defined) to such Beneficiaries. As used herein, "Obligations" means any costs, expenses or liabilities of the Trust other than obligations of the Trust to pay to holders of any Capital Securities or other similar interests in the Trust the amounts due such holders pursuant to the terms of the Capital Securities or such other similar interests, as the case may be. This Agreement is intended to be for the benefit of, and to be enforceable by, all such Beneficiaries, whether or not such Beneficiaries have received notice hereof.

     Section 1.2. Term of Agreement.

     This Agreement shall terminate and be of no further force and effect upon the later of (a) the date on which full payment has been made of all amounts payable to all holders of all the Capital Securities (whether upon redemption, liquidation, exchange or otherwise) and (b) the date on which there are no Beneficiaries remaining; provided, however, that this Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any holder of Capital Securities or any Beneficiary must restore payment of any sums paid under the Capital Securities, under any obligation, under the Guarantee Agreement dated the date hereof by NCFC and Wilmington Trust Company as guarantee trustee or under this Agreement for any reason whatsoever. This Agreement is continuing, irrevocable, unconditional and absolute.

     Section 1.3. Waiver of Notice.

     NCFC hereby waives notice of acceptance of this Agreement and of any obligation to which it applies or may apply, and NCFC hereby waives presentment, demand for payment, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

     Section 1.4. No Impairment.

     The obligations, covenants, agreements and duties of NCFC under this Agreement shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

     (a) the extension of time for the payment by the Trust of all or any portion of the obligations or for the performance of any other obligation under, arising out of, or in connection with, the obligations;

     (b) any failure, omission, delay or lack of diligence on the part of the Beneficiaries to enforce, assert or exercise any right, privilege, power or remedy conferred on the Beneficiaries with respect to the obligations or any action on the part of the Trust granting indulgence or extension of any kind; or

     (c) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement composition or readjustment of debt of, or other similar proceedings affecting, the Trust or any of the assets of the Trust.

There shall be no obligation of the Beneficiaries to give notice to, or obtain the consent of, NCFC with respect to the happening of any of the foregoing.

     Section 1.5. Enforcement.

     A Beneficiary may enforce this Agreement directly against NCFC, and NCFC waives any right or remedy to require that any action be brought against the Trust or any other person or entity before proceeding against NCFC.

                                   ARTICLE II

     Section 2. 1. Binding Effect.

     All guarantees and agreements contained in this Agreement shall bind the successors, assigns, receivers, trustees and representatives of NCFC and shall inure to the benefit of the Beneficiaries.

     Section 2.2. Amendment.

     So long as there remains any Beneficiary or any Capital Securities of any series are outstanding, this Agreement shall not be modified or amended in any manner adverse to such Beneficiary or to the holders of the Capital Securities.

     Section 2.3. Notices.

     Any notice, request or other communication required or permitted to be given hereunder shall be given in writing by delivering the same by facsimile transmission (confirmed by mail), telex, or by registered or certified mail, addressed as follows (and if so given, shall be deemed given when mailed or upon receipt of an answer back, if sent by telex):

         North Country Capital Trust
         c/o Wilmington Trust Company
         Rodney Square North
         1100 North Market Street
         Wilmington, DE 19890-0001
         Facsimile No.: 302-651-1576
         Attention: Corporate Trust Department

         North Country Financial Corporation
         130 South Cedar Street
         Manistique, MI 49854
         Facsimile No.: 906-341-8702
         Attention:        Chief Executive Officer

     Section 2.4. This agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Michigan (without regard to conflict of laws principles).


                     [Signatures are on the following page]

     THIS AGREEMENT is executed as of the day and year first above written.


                                      NORTH COUNTRY FINANCIAL CORPORATION


                                      By: /s/ Ronald G. Ford
                                           Ronald G. Ford
                                           Chief Executive Officer

                                      NORTH COUNTRY CAPITAL TRUST


                                      By: /s/ Ronald G. Ford
                                          Name:    Ronald G. Ford
                                          Title:   Administrative Trustee



::ODMA\PCDOCS\GRR\292878\1